UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22971
Nuveen NASDAQ 100 Dynamic Overwrite Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Mark L. Winget
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code:
(312) 917-7700
Date of fiscal year end:
December 31
Date of reporting period:
December 31, 2023
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds	December 31, 2023
 Nuveen
 Closed-End
Funds

Nuveen S&P 500 Buy-Write Income Fund	BXMX

Nuveen Dow 30SM Dynamic Overwrite Fund	DIAX

Nuveen S&P 500 Dynamic Overwrite Fund	SPXX

Nuveen Nasdaq 100 Dynamic Overwrite Fund	QQQX

Nuveen Core Equity Alpha Fund	JCE

Annual
Report

IMPORTANT DISTRIBUTION NOTICE
FOR SHAREHOLDERS OF THE NUVEEN S&P 500
BUY-WRITE
INCOME FUND (BXMX)
NUVEEN DOW 30SM DYNAMIC OVERWRITE FUND (DIAX)
NUVEEN S&P 500 DYNAMIC OVERWRITE FUND (SPXX)
NUVEEN NASDAQ 100 DYNAMIC OVERWRITE FUND (QQQX)
NUVEEN CORE EQUITY ALPHA FUND (JCE)
SEMI-ANNUAL SHAREHOLDER REPORT FOR THE PERIOD ENDING DECEMBER 31, 2023
The Nuveen S&P 500
Buy-Write
Income Fund (BXMX), Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX), Nuveen S&P 500 Dynamic Overwrite Fund (SPXX), Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX) and Nuveen Core Equity Alpha Fund (JCE) seek to offer attractive cash flow to their shareholders, by converting the expected long-term total return potential of the Funds’ portfolio of investments into regular quarterly distributions. Following is a discussion of the Managed Distribution Policy the Funds use to achieve this.
Each Fund pays quarterly common share distributions that seek to convert the Fund’s expected long-term total return potential into regular cash flow. As a result, the Funds’ regular common share distributions (presently $0.2365, $0.2867, $0.2940, $0.4200, $0.3200 per share, respectively) may be derived from a variety of sources, including:
•
Net investment income consisting of regular interest and dividends
•
Realized capital gains or,
•
Possibly, returns of capital representing in certain cases unrealized capital appreciation.
Such distributions are sometimes referred to as “managed distributions.” Each Fund seeks to establish a distribution rate that roughly corresponds to the Adviser’s projections of the total return that could reasonably be expected to be generated by each Fund over an extended period of time. The Adviser may consider many factors when making such projections, including, but not limited to, long-term historical returns for the asset classes in which each Fund invests. As portfolio and market conditions change, the distribution amount and distribution rate on the Common Shares under the Funds’ Managed Distribution Policy could change.
When it pays a distribution, each Fund provides holders of its Common Shares a notice of the estimated sources of the Fund’s distributions (i.e., what percentage of the distributions is estimated to constitute ordinary income, short-term capital gains, long-term capital gains, and/or a non-taxable
return of capital) on a
year-to-date
basis. It does this by posting the notice on its website (www.nuveen.com/cef), and by sending it in written form.
You should not draw any conclusions about the Funds’ investment performance from the amount of this distribution or from the terms of the Funds’ Managed Distribution Policy. The Funds’ actual financial performance will likely vary from month-to-month
and from
year-to-year,
and there may be extended periods when the distribution rate will exceed the Funds’ actual total returns. The Managed Distribution Policy provides that the Board may amend or terminate the Policy at any time without prior notice to Fund shareholders. There are presently no reasonably foreseeable circumstances that might cause each Fund to terminate its Managed Distribution Policy.

Table of Contents

Letter to Shareholders

Dear Shareholders,

Financial markets spent the past year focused on the direction of inflation and whether policy makers would be able to deliver a soft landing in their economies. After more than a year and a half of interest rate increases by the U.S. Federal Reserve (Fed) and other central banks, financial conditions have tightened and inflation rates have cooled considerably. The Fed increased the target fed funds rate from near zero in March 2022 to a range of 5.25% to 5.50% at its latest increase in July 2023, then left the rate unchanged through January 2024. At its December 2023 policy meeting, the Fed acknowledged the fed funds rate may have reached its peak, and then in January 2024 removed the suggestion that another hike was possible. But current inflation rates remain above central banks’ targets, and the trajectory from here is difficult to predict given that monetary policy acts on the economy with long and variable lags.

Surprisingly, economies were relatively resilient for much of 2023. The “most predicted recession” did not materialize in the U.S. during 2023, while U.K. and European economic growth had begun to show signs of stagnation or decline in the second half of the year. U.S. gross domestic product rose 3.3% in the fourth quarter of 2023, slower than 4.9% in the third quarter but still ahead of 2.1% in the second quarter and 2.0% in the first quarter. For 2023 overall, GDP grew 2.5% (from the 2022 annual level to the 2023 annual level), compared to 1.9% in 2022. Much of the growth was driven by a relatively strong jobs market, which kept consumer sentiment and spending elevated despite long-term interest rates nearing multi-year highs, a series of U.S. regional bank failures and shocks from flaring geopolitical tensions.

While central banks are likely nearing the end of this interest rate hiking cycle, there are still upside risks to inflation and downside risks to the economy. Some labor market and consumer indicators are softening. Government funding and deficits remain a concern, especially as the U.S. election year gets underway. The markets will continue to try to anticipate monetary policy shifts as the Fed evaluates incoming data and adjusts its rate setting activity on a meeting-by-meeting
basis. Geopolitical risks – from relations with China, to wars in Europe and the Middle East – also expand the range of outcomes from economies and markets around the world. All these uncertainties, and others, will remain sources of short-term market volatility. In this environment, Nuveen remains committed to filtering the market noise for investable opportunities that ultimately serve long-term investment objectives. Maintaining a long-term perspective is also important for investors, and we encourage you to review your time horizon, risk tolerance and investment goals with your financial professional.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Terence J. Toth

Co-Chair of the Board

February 22, 2024

Important Notices

Portfolio Manager Update for BXMX
Effective June 30, 2023, Mitchell Trotta was added as a portfolio manager of the Fund. There were no other changes to the portfolio management of the Fund during the reporting period.

Portfolio Managers’ Comments

Nuveen S&P 500
Buy-Write
Income Fund (BXMX)
Nuveen Dow 30
SM
Dynamic Overwrite Fund (DIAX)
Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)
Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)
Nuveen Core Equity Alpha Fund (JCE)
The Nuveen S&P 500
Buy-Write
Income Fund (BXMX) features portfolio management by Gateway Investment Advisers, LLC (Gateway). The Fund’s portfolio managers are Kenneth Toft, CFA, Michael Buckius, CFA, Daniel Ashcraft, CFA, and Mitchell Trotta, CFA. The Nuveen Dow 30
SM
Dynamic Overwrite Fund (DIAX), Nuveen S&P 500 Dynamic Overwrite Fund (SPXX) and Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX) feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. The Funds’ portfolio managers are David Friar, James (Jim) Campagna, CFA, Lei Liao, CFA and Darren Tran, CFA. The Nuveen Core Equity Fund (JCE) features portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser. The Fund’s portfolio managers are David Friar, Maxim Kozlov, CFA, and Pei Chen.
Effective June 30, 2023, Mitchell Trotta was added as a portfolio manager of the Nuveen S&P 500
Buy-Write
Income Fund. Michael Buckius, Kenneth Toft and Daniel Ashcraft continue to serve as portfolio managers of the Fund.
Here the Funds’ portfolio management teams review U.S. economic and financial market conditions, key investment strategies and the performance of the Funds for the twelve-month reporting period ended December 31, 2023. For more information on the Funds’ investment objectives and policies, please refer to the Shareholder Update section at the end of the report.
What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended December 31, 2023?
The U.S. economy performed better than expected despite persistent inflationary pressure and rising interest rates during the twelve-month period ended December 31, 2023. Gross domestic product rose at an annualized rate of 3.3% in the fourth quarter of 2023, after sharply accelerating to 5.2% (annualized) in third quarter of 2023, according to the U.S. Bureau of Economic Analysis initial estimate. For the year as a whole, GDP was up 2.5% (from the 2022 annual level to the 2023 annual level), compared with an increase of 1.9% in 2022. During the reporting period, price pressures eased in comparison to 2022 given normalization in supply chains, falling energy prices and aggressive measures by the U.S. Federal Reserve (Fed) and other global central banks to tighten financial conditions and slow demand in their economies. Nevertheless, during the reporting period inflation levels remained higher than central banks’ target levels.
The Fed raised its target fed funds rate four times during the reporting period, bringing it to a range of 5.25% to 5.50% as of July 2023 and voting to hold it at that level at its remaining meetings in 2023. During the beginning of the reporting period, the Fed’s activity led to significant volatility in bond and stock markets, given the uncertainty of how rising interest rates would affect the economy. One of the most highly visible impacts occurred in the U.S. regional banking sector in March 2023, when Silicon Valley Bank, Signature Bank, First Republic Bank and Silvergate Bank failed. In the same month, Swiss bank UBS agreed to buy Credit Suisse, which was considered vulnerable in the current environment. The Fed’s monetary tightening policy also contributed to an increase in the U.S. dollar’s value relative to major world currencies, which acts as a headwind to the profits of international companies and U.S. domestic companies with overseas earnings.
During the reporting period, elevated inflation and higher borrowing costs weighed on some segments of the economy, including the real estate market. Consumer spending, however, has remained more resilient than expected, in part because of a still-strong labor market, another key gauge of the economy’s health. As of December 2023, the unemployment rate was 3.7%, near its pre-pandemic
low, with monthly job growth continuing to moderate. The strong labor market and wage gains helped the U.S. economy during the reporting period, even as the Fed sought to soften job growth to help curb inflation pressures.
During the reporting period, investors also continued to monitor government funding and deficits. The U.S. government avoided a default scenario after approving an increase to the debt ceiling limit in June 2023. At the same time, the potential for a government shutdown loomed but was ultimately avoided with funding resolutions passed in September and November 2023. Notably, in August 2023, ratings agency Fitch downgraded U.S. debt from AAA to AA+ based on concerns about the U.S.’s growing fiscal debt and reduced confidence in fiscal management.

Nuveen S&P 500
Buy-Write
Income Fund (BXMX)
What key strategies were used to manage the Fund during the twelve-month reporting period ended December 31, 2023?
BXMX seeks attractive total return with less volatility than the S&P 500
®
Index by investing in an equity portfolio that seeks to substantially replicate the price movements of the S&P 500
®
Index and by selling index call options covering approximately 100% of the Fund’s equity portfolio value with a goal of enhancing the portfolio’s risk-adjusted returns.
The writing of index call options on a broad equity index, while investing in a portfolio of equities, has the potential to enhance BXMX’s risk-adjusted returns while exposing the Fund to less risk than unhedged equity investments. Hedging the equity portfolio with index call options may limit the Fund’s participation in market advances in exchange for the cash premium received for the written index call options. Conversely, market declines are typically buffered by the amount of the cash premium received by the Fund. In flat or declining markets, BXMX’s call option premium can potentially enhance total return relative to the S&P 500
®
Index. However, in rising markets, the call options may reduce the Fund’s total return relative to the S&P 500
®
Index.
During the reporting period, the portfolio management team focused on opportunities in the written index call option portfolio. The portfolio management team took advantage of elevated implied volatility levels that drove the availability of above-average premiums. These premiums helped to offset a material portion of losses during equity market declines and offered a high level of market participation during periods of strength.
How did the Fund perform during the twelve-month reporting period ended December 31, 2023?
For the twelve-month reporting period ended December 31, 2023, BXMX significantly outperformed the Chicago Board Options Exchange (Cboe) S&P 500
®
BuyWrite Index (BXM
SM
). For purposes of this Performance Commentary, references to relative performance are in comparison to the BXM
SM
.
The Fund’s options portfolio outperformed the options component of the BXM
SM
during the reporting period. The portfolio management team’s active adjustments to the Fund’s index call option portfolio were particularly beneficial during periods when the equity market outperformed the BXM
SM
. Specifically, the Fund’s options portfolio significantly outperformed the BXM
SM
during the equity market’s rapid market advance from
mid-March
to the end of July 2023 and outperformed the BXM
SM
to a lesser extent during the equity market advance from the end of October through December 2023. Additionally, the Fund’s options portfolio outperformed the BXM
SM
during one of the period’s equity market declines from the end of July through the end of October 2023. However, the options portfolio underperformed the BXM
SM
during the other market decline from early February through
mid-March
2023. The risk level of the Fund, as measured by its standard deviation of daily return, was much lower than that of the U.S. equity market and slightly above the BXM
SM
over the reporting period.
The Fund’s equity portfolio also outperformed the equity component of the BXM
SM
 during the reporting period. Key drivers of the equity portfolio’s outperformance included stock selection in the information technology, consumer staples and communication services sectors. However, the role of the equity portfolio is to support the option strategy by closely tracking the S&P 500
®
Index, so enhancing its return through fundamental stock selection or sector allocation is not a management objective. Relative performance of the equity portfolio may fluctuate during the short term but is expected to be in line with the S&P 500
®
Index over longer timeframes.
Nuveen Dow 30
SM
Dynamic Overwrite Fund (DIAX)
What key strategies were used to manage the Fund during the twelve-month reporting period ended December 31, 2023?
DIAX seeks attractive total return with less volatility than the Dow Jones Industrial Average Index (DJIA) by investing in an equity portfolio that seeks to substantially replicate the price movements of the DJIA, as well as selling call options on 35% to 75% of the notional value of the Fund’s equity portfolio, with a long-term target of 55% overwrite in an effort to enhance the Fund’s risk-adjusted returns. The portfolio management team uses its proprietary view of the market’s return and volatility profile to dynamically adjust the option overwrite percentage and other factors.
Generally, if the portfolio management team expects the equity market to appreciate, the option overwrite percentage will be reduced to offer more potential upside capture. Likewise, if the portfolio management team expects equity markets to be flat or to decline, the option overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers the potential for greater equity market upside capture

Portfolio Managers’ Comments (continued)

than the full option overwrite approach, while still offering a measure of downside risk management. The Fund currently expects to carry out its principal investment strategy by emphasizing options on broad-based indexes, individual stocks in the DJIA, and options on custom baskets of stocks, in addition to exchange-traded funds (ETFs). The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.
During the reporting period, the portfolio management team varied the core option overwrite level between 39% and 67%. The average option overwrite level during the reporting period, which consisted primarily of calls written on the S&P 500
®
Index, was in line with its long-term target.
How did the Fund perform during the twelve-month reporting period ended December 31, 2023?
For the twelve-month reporting period ended December 31, 2023, DIAX underperformed the DIAX Blended Benchmark, which is a blended return consisting of 1) 55% Chicago Board Options Exchange (Cboe) DJIA BuyWrite Index (BXD
SM
) and 2) 45% Dow Jones Industrial Average Index (DJIA). For purposes of this Performance Commentary, references to relative performance are in comparison to the DIAX Blended Benchmark.
The primary detractor from the Fund’s relative performance was call options sold on the S&P 500
®
Index. The BXD
SM
, which is a component of the DIAX Blended Benchmark, sells index call options on the DJIA. Because of its investment policies, the Fund is precluded from selling index call options on the DJIA and instead primarily sold call options on the S&P 500
®
Index. This combination detracted from the Fund’s relative performance because the S&P 500
®
Index significantly outperformed the DJIA for the reporting period.
Partially offsetting the Fund’s underperformance was the timing of overwrite levels in the Fund’s options portfolio. During the market’s strong advances in January, June and November 2023, the portfolio management team opportunistically lowered the Fund’s level of call selling, which benefited performance. However, this positive contribution was slightly offset by not adding enough options during the September 2023 market pullback.
The portfolio management team was able to generate additional income from selling put options on the S&P 500
®
Index, taking advantage of the index’s generally upward trajectory over the year. In addition, the portfolio management team sold calls and bought puts on the Russell 2000 Index, bought and sold single name call options, bought puts and calls on the Chicago Board Options Exchange (Cboe) Volatility Index (the VIX
®
), and bought and sold calls and puts on several ETFs, which had a negligible impact on relative performance in 2023.
Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)
What key strategies were used to manage the Fund during the twelve-month reporting period ended December 31, 2023?
SPXX seeks attractive total return with less volatility than the S&P 500
®
Index by investing in an equity portfolio that seeks to substantially replicate the price movements of the S&P 500
®
Index, as well as selling call options on 35% to 75% of the notional value of the Fund’s equity portfolio, with a long-run
target of 55% overwrite in an effort to enhance the Fund’s risk-adjusted returns. The portfolio management team uses its proprietary view of the market’s return and volatility profile to dynamically adjust the option overwrite percentage and other factors. The strategy will consider the Fund’s tax position and employ techniques to improve after-tax
shareholder outcomes.
Generally, if the portfolio management team expects the equity market to appreciate, the option overwrite percentage will be reduced to offer more potential upside capture. Likewise, if the portfolio management team expects equity markets to be flat or to decline, the option overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers the potential for greater equity market upside capture than the full option overwrite approach, while still offering a measure of downside risk management. The Fund currently expects to emphasize index call options on the S&P 500
®
Index and can also employ an expanded range of options including index options on other broad-based indexes and options on custom baskets of stocks, in addition to single name options. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.
During the reporting period, the portfolio management team varied the core option overwrite level between 39% and 54%. The average option overwrite level during the reporting period, which consisted primarily of calls written on the S&P 500
®
Index, was in line with its long-term target.

How did the Fund perform during the twelve-month reporting period ended December 31, 2023?
For the twelve-month reporting period ended December 31, 2023, SPXX performed in line with the SPXX Blended Benchmark, which is a blended return consisting of 1) 55% Chicago Board Options Exchange (Cboe) S&P 500
®
BuyWrite Index (BXM
SM
) and 2) 45% S&P 500
®
Index. For the purposes of this Performance Commentary, references to relative performance are in comparison to the SPXX Blended Benchmark.
The Fund’s equity portfolio outperformed the equity component of the SPXX Blended Benchmark over the reporting period. Key drivers of outperformance were stock selection in the financials, consumer staples and communication services sectors. The timing of overwrite levels in the Fund’s options portfolio also contributed to relative results. During the market’s strong advances in January, June and November 2023, the portfolio management team opportunistically lowered the Fund’s level of call selling, which benefited performance. However, this positive contribution was offset by not adding enough options during the September 2023 market pullback. In addition, the portfolio management team sold calls and bought puts on the Russell 2000 Index, sold call and put options on the S&P 500
®
Index, bought and sold single name call options, bought puts and calls on the Chicago Board Options Exchange (Cboe) Volatility Index (the VIX
®
), and bought and sold calls and puts on several ETFs, however the impact of these positions on relative performance was minimal.
Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)
What key strategies were used to manage the Fund during the twelve-month reporting period ended December 31, 2023?
QQQX seeks attractive total return with less volatility than the Nasdaq 100
®
Index by investing in an equity portfolio that seeks to substantially replicate the price movements of the Nasdaq 100
®
Index, as well as selling call options on 35% to 75% of the notional value of the Fund’s equity portfolio, with a long-run
target of 55% in an effort to enhance the Fund’s risk-adjusted returns. The portfolio management team uses its proprietary view of the market’s return and volatility profile to dynamically adjust the option overwrite percentage and other factors. The strategy will consider the Fund’s tax position and employ techniques to improve after-tax
shareholder outcomes.
Generally, if the portfolio management team expects the equity market to appreciate, the overwrite percentage will be reduced to offer more potential upside capture. Likewise, if the portfolio management team expects equity markets to be flat or to decline, the overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers potential for greater equity market upside capture than the full overwrite approach, while still offering a measure of downside risk management. The Fund, in carrying out its principal options strategy, expects to primarily write index call options on the Nasdaq 100
®
Index and other broad-based indexes and can also write call options on a variety of other equity market indexes and options on custom baskets of stocks, in addition to single name options. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.
During the reporting period, the portfolio management team varied the core option overwrite level between 38% and 66%. The average option overwrite during the reporting period, which consisted primarily of calls written on the Nasdaq 100
®
Index, was in line with its long-term target.
How did the Fund perform during the twelve-month reporting period ended December 31, 2023?
For the twelve-month reporting period ended December 31, 2023, QQQX underperformed the QQQX Blended Benchmark, which is a blended return consisting of 1) 55% Chicago Board Options Exchange (Cboe) Nasdaq 100 BuyWrite Index (BXN
SM
) and 2) 45% Nasdaq 100
®
Index. For the purposes of this Performance Commentary, references to relative performance are in comparison to the QQQX Blended Benchmark.
The primary detractor from the Fund’s relative performance was the equity portfolio’s return, driven by unfavorable stock selection in the information technology sector. The information technology sector was not only the strongest performing sector in the Nasdaq 100
®
Index, but its performance was narrowly led by a small group of mega-cap
and artificial intelligence related stocks during the reporting period. Therefore, underweight positions in NVIDIA Corp, Broadcom Inc., and CrowdStrike Holdings Inc., and lack of exposure to Adobe Incorporated detracted from relative performance.
The Fund’s underperformance was partially offset by the timing of overwrite levels in the Fund’s options portfolio. During the market’s strong advances in January, June and November 2023, the portfolio management team opportunistically lowered the

Portfolio Managers’ Comments (continued)

Fund’s level of call selling, which benefited performance. However, this positive contribution was slightly offset by not adding enough options during the September 2023 market pullback.
In addition to selling calls on the Nasdaq 100
®
Index, the portfolio management team also sold calls and bought puts on the Russell 2000 Index, sold call and put options on the S&P 500
®
Index, bought and sold single name call options, bought puts and calls on the Chicago Board Options Exchange (Cboe) Volatility Index (the VIX
®
), and bought and sold calls and puts on several ETFs; however, the impact of these positions on relative performance was minimal.
Nuveen Core Equity Alpha Fund (JCE)
What key strategies were used to manage the Fund during the twelve-month reporting period ended December 31, 2023?
JCE seeks to provide an attractive level of total return, primarily through long-term capital appreciation and secondarily through income and gains. The Fund invests in large capitalization common stocks, using a proprietary quantitative process designed to provide the potential for long-term outperformance. The Fund also sells call options with a notional value of up to 50% of the Fund’s equity portfolio in seeking to enhance risk-adjusted performance relative to an all-equity
portfolio. The portfolio management team uses its proprietary view of the market’s return and volatility profile to dynamically adjust the option overwrite percentage and other factors.
How did the Fund perform during the twelve-month reporting period ended December 31, 2023?
For the twelve-month reporting period ended December 31, 2023, JCE outperformed the JCE Blended Benchmark, which is a blend of returns consisting of 1) 50% S&P 500
®
Index and 2) 50% Chicago Board Options Exchange (Cboe) S&P 500
®
BuyWrite Index (BXM
SM
). For purposes of this Performance Commentary, references to relative performance are in comparison to the JCE Blended Benchmark.
The primary contributor to relative performance was the timing of overwrite levels in the Fund’s options portfolio. During the market’s strong advances in January, June and November 2023, the portfolio management team opportunistically lowered the Fund’s level of call selling, which benefited performance. However, this positive contribution was slightly offset by not adding enough options during the September 2023 market pullback. Also, the portfolio management team was able to generate additional income from selling put options on the S&P 500
®
Index, taking advantage of the index’s generally upward trajectory. In addition, the portfolio management team bought and sold single name options, which added modestly to performance in 2023.
The Fund’s outperformance was partially offset by the equity portfolio’s return, which underperformed the S&P 500
®
Index, primarily due to security selection in the health care and information technology and consumer discretionary sectors. Detractors included overweight positions in Pfizer Inc. and Mettler-Toledo International Inc. and underweight positions in NVIDIA Corp, Broadcom Inc., Advanced Micro Devices Inc. and Tesla Inc. As part of the model-driven security selection process, which is designed to select constituents from the S&P 500
®
Index and the Russell 1000
®
Index, the portfolio management team seeks to minimize tracking error while adhering to tax and concentration rules.
In addition to selling call and put options on the S&P 500
®
Index and on single names, the portfolio management team sold calls on the Russell 2000
®
Index, bought puts and calls on the Chicago Board Options Exchange (Cboe) Volatility Index (the VIX
®
) and sold calls on several ETFs; however, the impact of these positions on relative performance was minimal.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Common Share Information

DISTRIBUTION INFORMATION
The following 19(a) Notice presents the Funds’ most current distribution information as of November 30, 2023 as required by certain exempted regulatory relief the Funds have received.
Because the ultimate tax character of your distributions depends on the Funds’ performance for its entire fiscal year (which is the calendar year for the Funds) as well as certain fiscal year-end
(FYE) tax adjustments, estimated distribution source information you receive with each distribution may differ from the tax information reported to you on your Funds’ IRS Form 1099 statement.
Each Fund makes regular cash distributions to shareholders of stated dollar amount per share. Subject to approval and oversight by the Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund’s investment strategy through regular distributions (a “Managed Distribution Program”). The practice of maintaining a stable distribution level had no material effect on each Fund’s investment strategy during the most recent fiscal period and is not expected to have such an effect in future periods, however, distributions in excess of Fund returns will cause its NAV per share to erode. For additional information, refer to the distribution information section below and in the Notes to Financial Statements herein.
COMMON SHARE DISTRIBUTION INFORMATION – AS OF NOVEMBER 30, 2023
This notice provides shareholders with information regarding fund distributions, as required by current securities laws. You should not draw any conclusions about the Funds’ investment performance from the amount of this distribution or from the terms of the Funds’ Managed Distribution Policy.
The following table provides estimates of the Funds’ distribution sources, reflecting year-to-date
cumulative experience through the
month-end
prior to the latest distribution. The Funds attribute these estimates equally to each regular distribution throughout the year. Consequently, the estimated information as of the specified month-end
shown below is for the current distribution, and also represents an updated estimate for all prior months in the year. For all Funds, it is estimated that the Funds have distributed more than their income and net realized capital gains; therefore, a portion of the distributions may be (and is shown below as being estimated to be) a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”
The amounts and sources of distributions set forth below are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Funds’ investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Fund will send you a Form
1099-DIV
for the calendar year that will tell you how to report these distributions for federal income tax purposes. More details about the Funds’ distributions and the basis for these estimates are available on www.nuveen.com/cef.
Data as of November 30, 2023

		Per Share Estimated Sources of Distribution 1				Estimated Percentage of Distributions 1

Fund	Per Share Distribution	Net Investment Income	Long- Term Gains	Short- Term Gains	Return of Capital	Net Investment Income	Long- Term Gains	Short- Term Gains	Return of Capital

BXMX (FYE 12/31)
Current Quarter	$0.2365	$0.0285	$0.1414	$0.0441	$0.0225	12.0%	59.8%	18.6%	9.5%
Fiscal YTD	$0.9460	$0.1138	$0.5656	$0.1764	$0.0902	12.0%	59.8%	18.6%	9.5%

DIAX (FYE 12/31)
Current Quarter	$0.2867	$0.0530	$0.0577	$0.0000	$0.1760	18.5%	20.1%	0.0%	61.4%
Fiscal YTD	$1.1468	$0.2120	$0.2308	$0.0000	$0.7040	18.5%	20.1%	0.0%	61.4%

SPXX (FYE 12/31)
Current Quarter	$0.2940	$0.0285	$0.0701	$0.0000	$0.1954	9.7%	23.8%	0.0%	66.4%
Fiscal YTD	$1.1760	$0.1142	$0.2804	$0.0000	$0.7814	9.7%	23.8%	0.0%	66.4%

QQQX (FYE 12/31)
Current Quarter	$0.4200	$0.0000	$0.1097	$0.0258	$0.2845	0.0%	26.1%	6.1%	67.7%
Fiscal YTD	$1.6800	$0.0000	$0.4387	$0.1032	$1.1381	0.0%	26.1%	6.1%	67.7%

JCE (FYE 12/31)
Current Quarter	$0.3200	$0.0154	$0.0068	$0.0000	$0.2978	4.8%	2.1%	0.0%	93.1%
Fiscal YTD	$1.2800	$0.0614	$0.0273	$0.0000	$1.1913	4.8%	2.1%	0.0%	93.1%

1
Net investment income (NII) is a projection through the end of the current calendar quarter using actual data through the stated
month-end
date above. Capital gain amounts are as of the stated date above. The estimated per share sources above include an allocation of the NII based on prior year attributions which can be expected to differ from the actual final attributions for the current year.

Common Share Information (continued)

The following table provides information regarding the Funds’ distributions and total return performance over various time periods. This information is intended to help you better understand whether returns for the specified time periods were sufficient to meet its distributions.
Data as of November 30, 2023

					Annualized		Cumulative

Fund	Inception Date	Quarterly Distribution	Fiscal YTD Distribution	Net Asset Value (NAV)	5-Year Return on NAV	Fiscal YTD Dist Rate on NAV 1	Fiscal YTD Return on NAV	Fiscal YTD Dist Rate on NAV 1

BXMX	Oct-2004	$0.2365	$0.9460	$13.89	7.40%	6.81%	16.44%	6.81%
DIAX	Apr-2005	$0.2867	$1.1468	$15.96	3.80%	7.19%	4.11%	7.19%
SPXX	Nov-2005	$0.2940	$1.1760	$16.11	7.17%	7.30%	15.06%	7.30%
QQQX	Jan-2007	$0.4200	$1.6800	$24.18	8.99%	6.95%	30.08%	6.95%
JCE	Mar-2007	$0.3200	$1.2800	$13.20	9.33%	9.70%	18.10%	9.70%

1
As a percentage of 11/30/2023 NAV.
DISTRIBUTION INFORMATION – AS OF DECEMBER 31, 2023
The following tables provides information regarding the Funds’ common share distributions and total return performance for the fiscal year ended December 31, 2023. This information is intended to help you better understand whether the Funds’ returns for the specified time period were sufficient to meet its distributions.
Data as of December 31, 2023

		Per Share Sources of Distribution				Percentage of the Distribution

Fund	Per Share Distribution	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital

BXMX
(FYE 12/31)	$0.9460	$0.1129	$0.3980	$0.1763	$0.2588	11.93%	42.07%	18.64%	27.36%

DIAX
(FYE 12/31)	$1.1469	$0.1981	$0.0952	$0.0000	$0.8536	17.27%	8.30%	0.00%	74.43%

SPXX
(FYE 12/31)	$1.1760	$0.1135	$0.6283	$0.0000	$0.4342	9.65%	53.43%	0.00%	36.92%

QQQX
(FYE 12/31)	$1.6800	$0.0000	$1.1145	$0.1032	$0.4623	0.00%	66.34%	6.14%	27.52%

JCE
(FYE 12/31)	$1.2800	$0.0631	$0.0174	$0.0000	$1.1995	4.93%	1.36%	0.00%	93.71%

Data as of December 31, 2023

			Annualized

Fund	Inception Date	Net Asset Value (NAV)	1-Year Return on NAV	5-Year Return on NAV	Fiscal YTD Dist Rate on NAV

BXMX	Oct-2004	$13.94	18.84%	9.17%	6.79%
DIAX	Apr-2005	$16.22	7.67%	6.22%	7.07%
SPXX	Nov-2005	$16.29	18.45%	9.67%	7.22%
QQQX	Jan-2007	$24.68	35.03%	11.69%	6.81%
JCE	Mar-2007	$13.28	21.68%	11.94%	9.64%

NUVEEN
CLOSED-END
FUND DISTRIBUTION AMOUNTS
The Nuveen
Closed-End
Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end
fund resource page, which is at
https://www.nuveen.com/resource-center-closed-end-funds,
along with other Nuveen
closed-end
fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).
COMMON SHARE EQUITY SHELF PROGRAMS
During the current reporting period, SPXX and QQQX were authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under these programs, the Funds, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s NAV per common share. The maximum aggregate offering under these Shelf Offerings are as shown in the accompanying table.

	SPXX	QQQX

Maximum aggregate offering	4,993,317	Unlimited

During the current reporting period, QQQX sold common shares through its Shelf Offering at a weighted average premium to their NAV per common share as shown in the accompanying table.

QQQX

Common shares sold through shelf offering	297,524
Weighted average premium to NAV per common share sold	3.84%

Refer to Notes to Financial Statements, for further details of Shelf Offerings and each Fund’s transactions.
COMMON SHARE REPURCHASES
The Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase and retire an aggregate of up to approximately 10% of its outstanding common shares.
During the current reporting period, the Funds did not repurchase any of their outstanding common shares. As of December 31, 2023, (and since the inception of the Funds’ repurchase programs), each Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

	BXMX	DIAX	SPXX	QQQX	JCE

Common shares repurchased and retired	460,238	0	383,763	0	449,800
Common shares authorized for repurchase	10,415,000	3,635,000	1,795,000	4,845,000	1,605,000

OTHER COMMON SHARE INFORMATION
As of December 31, 2023, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs and trading at an average premium/(discount) to NAV during the current reporting period, as follows:

	BXMX	DIAX	SPXX	QQQX	JCE

Common share NAV	$13.94	$16.22	$16.29	$24.68	$13.28
Common share price	$12.83	$14.00	$15.04	$23.15	$13.55
Premium/(Discount) to NAV	(7.96)%	(13.69)%	(7.67)%	(6.20)%	2.03%
Average premium/(discount) to NAV	(3.40)%	(9.51)%	(3.29)%	0.72%	(1.25)%

About the Funds’ Benchmarks

Chicago Board Options Exchange (Cboe) Dow Jones Industrial Average (DJIA) BuyWrite Index (BXD
SM
):
An index designed to measure the performance of a hypothetical buy-write
strategy on the Dow Jones Industrial Average. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Chicago Board Options Exchange (Cboe) Nasdaq 100 BuyWrite Index (BXN
SM
):
An index designed to measure the performance of a hypothetical buy-write
strategy on the Nasdaq 100
®
Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Chicago Board Options Exchange (Cboe) S&P 500
®
BuyWrite Index (BXM
SM
):
An index designed to measure the performance of a hypothetical buy-write
strategy on the S&P 500
®
Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
DIAX Blended Benchmark:
Consists of: 1) 55% Chicago Board Options Exchange (Cboe) DJIA BuyWrite Index (BXDSM) (defined herein), and 2) 45% Dow Jones Industrial Average Index (DJIA) (defined herein). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Dow Jones Industrial Average Index (DJIA):
An index designed to measure the performance of 30 actively traded U.S. large cap stocks. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
JCE Blended Benchmark:
Consists of: 1) 50% S&P 500
®
Index (defined herein), and 2) 50% Chicago Board Options Exchange (Cboe) S&P 500
®
BuyWrite Index (BXMSM) (defined herein). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Nasdaq 100
®
Index:
An index that includes 100 of the largest domestic and international non-financial
equity securities listed on the Nasdaq Stock Market based on market capitalization. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
QQQX Blended Benchmark:
Consists of: 1) 55% Chicago Board Options Exchange (Cboe) Nasdaq 100 BuyWrite Index (BXNSM) (defined herein), and 2) 45% Nasdaq 100
®
Index (defined herein). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P 500
®
Index:
An index generally considered representative of the U.S. equity market. The index includes 500 leading companies and covers approximately 80% of available market capitalization. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
SPXX Blended Benchmark:
Consists of: 1) 55% Chicago Board Options Exchange (Cboe) S&P 500
®
BuyWrite Index (BXMSM) (defined herein), and 2) 45% S&P 500
®
Index (defined herein). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

[This page intentionally left blank.]

BXMX	Nuveen S&P 500 Buy-Write Income Fund Performance Overview and Holding Summaries December 31, 2023
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Fund Performance*

		Total Returns as of December 31, 2023
		Average Annual
	Inception Date	1-Year	5-Year	10-Year

BXMX at Common Share NAV	10/26/04	18.84%	9.17%	7.24%

BXMX at Common Share Price	10/26/04	9.05%	8.60%	7.67%

Cboe S&P 500 ® BuyWrite Index (BXMSM)	–	11.82%	6.08%	5.58%

*For purposes of Fund performance, relative results are measured against the Cboe S&P 500
®
BuyWrite Index (BXMSM).
Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of December 31, 2023 -
Common Share Price

Holdings Summaries as of December 31, 2023
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation (% of net assets)
Common Stocks	99.6%
Investments Purchased with Collateral from Securities Lending	0.0%
Repurchase Agreements	4.3%
Other Assets & Liabilities, Net	(3.9)%
Net Assets	100%

Portfolio Composition (% of total investments)
Software & Services	11.2%
Technology Hardware & Equipment	8.4%
Semiconductors & Semiconductor Equipment	7.8%
Financial Services	7.8%
Media & Entertainment	7.7%
Pharmaceuticals, Biotechnology & Life Sciences	7.0%
Consumer Discretionary Distribution & Retail	5.8%
Capital Goods	5.4%
Health Care Equipment & Services	5.2%
Energy	3.6%
Banks	3.3%
Food, Beverage & Tobacco	2.5%
Materials	2.5%
Utilities	2.2%
Automobiles & Components	2.0%
Equity Real Estate Investment Trusts (REITs)	1.9%
Insurance	1.9%
Consumer Services	1.9%
Consumer Staples Distribution & Retail	1.8%
Commercial & Professional Services	1.5%
Transportation	1.4%
Household & Personal Products	1.4%
Consumer Durables & Apparel	0.9%
Telecommunication Services	0.7%
Investments Purchased with Collateral from Securities Lending	0.0%
Repurchase Agreements	4.2%
Total	100%

Top Five Common Stock Holdings (% of net assets)
Microsoft Corp	7.2%
Apple Inc	7.2%
Amazon.com Inc	3.6%
NVIDIA Corp	3.2%
Alphabet Inc, Class A	2.2%

DIAX	Nuveen Dow 30SM Dynamic Overwrite Fund Performance Overview and Holding Summaries December 31, 2023

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Fund Performance*

		Total Returns as of December 31, 2023
		Average Annual
	Inception Date	1-Year	5-Year	10-Year

DIAX at Common Share NAV	4/29/05	7.67%	6.22%	6.62%

DIAX at Common Share Price	4/29/05	(2.18)%	4.60%	6.21%

Dow Jones Industrial Average Index (DJIA)	–	16.18%	12.47%	11.08%

DIAX Blended Benchmark	–	12.42%	9.23%	8.01%

* For purposes of Fund performance, relative results are measured against the DIAX Blended Benchmark. The Fund’s Blended Benchmark consists of: 1) 55% Chicago Board Options Exchange (Cboe) DJIA BuyWrite Index (BXD
SM
) and 2) 45% Dow Jones Industrial Average Index (DJIA).
Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of December 31, 2023 -
Common Share Price

Holdings Summaries as of December 31, 2023
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation (% of net assets)
Common Stocks	99.7%
Exchange-Traded Funds	1.3%
Options Purchased	0.0%
Investments Purchased with Collateral from Securities Lending	0.1%
Repurchase Agreements	0.2%
Other Assets & Liabilities, Net	(1.3)%
Net Assets	100%

Portfolio Composition 1 (% of total investments)
Capital Goods	15.1%
Financial Services	14.3%
Software & Services	13.8%
Pharmaceuticals, Biotechnology & Life Sciences	9.5%
Health Care Equipment & Services	9.1%
Consumer Discretionary Distribution & Retail	6.0%
Consumer Services	5.1%
Technology Hardware & Equipment	4.2%
Insurance	3.3%
Consumer Staples Distribution & Retail	3.2%
Banks	2.9%
Energy	2.6%
Household & Personal Products	2.5%
Consumer Durables & Apparel	1.9%
Media & Entertainment	1.5%
Other	3.4%
Exchange-Traded Funds	1.3%
Options Purchased	0.0%
Investments Purchased with Collateral from Securities Lending	0.1%
Repurchase Agreements	0.2%
Total Investments	100%

Top Five Common Stock Holdings (% of net assets)
UnitedHealth Group Inc	9.2%
Goldman Sachs Group Inc/The	6.7%
Microsoft Corp	6.6%
Home Depot Inc/The	6.0%
McDonald’s Corp	5.2%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund Performance Overview and Holding Summaries as of December 31, 2023

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Fund Performance*

		Total Returns as of December 31, 2023
		Average Annual
	Inception Date	1-Year	5-Year	10-Year

SPXX at Common Share NAV	11/22/05	18.45%	9.67%	7.38%

SPXX at Common Share Price	11/22/05	0.75%	8.71%	7.95%

S&P 500 ® Index	–	26.29%	15.69%	12.03%

SPXX Blended Benchmark	–	18.24%	10.42%	8.52%

*For purposes of Fund performance, relative results are measured against the SPXX Blended Benchmark. The Fund’s Blended Benchmark consists of: 1) 55% Chicago Board Options Exchange (Cboe) S&P 500
®
BuyWrite Index (BXM
SM
) and 2) 45% S&P 500
®
Index.
Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of December 31, 2023 -
Common Share Price

Performance Overview and Holdings Summaries
December 31, 2023

(continued)

Holdings Summaries as of December 31, 2023
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation (% of net assets)
Common Stocks	99.3%
Exchange-Traded Funds	1.5%
Options Purchased	0.0%
Investments Purchased with Collateral from Securities Lending	1.0%
Repurchase Agreements	0.2%
Other Assets & Liabilities, Net	(2.0)%
Net Assets	100%

Portfolio Composition 1 (% of total investments)
Software & Services	10.4%
Technology Hardware & Equipment	8.2%
Financial Services	8.1%
Media & Entertainment	7.8%
Semiconductors & Semiconductor Equipment	7.6%
Pharmaceuticals, Biotechnology & Life Sciences	7.3%
Health Care Equipment & Services	5.6%
Capital Goods	5.6%
Consumer Discretionary Distribution & Retail	5.4%
Energy	3.9%
Banks	3.4%
Food, Beverage & Tobacco	2.9%
Equity Real Estate Investment Trusts (REITs)	2.7%
Utilities	2.6%
Insurance	2.3%
Consumer Services	2.2%
Consumer Staples Distribution & Retail	2.1%
Materials	2.1%
Automobiles & Components	2.1%
Transportation	1.6%
Household & Personal Products	1.1%
Consumer Durables & Apparel	1.1%
Commercial & Professional Services	0.6%
Other	0.6%
Exchange-Traded Funds	1.5%
Options Purchased	0.0%
Investments Purchased with Collateral from Securities Lending	1.0%
Repurchase Agreements	0.2%
Total	100%

Top Five Common Stock Holdings (% of net assets)
Apple Inc	7.2%
Microsoft Corp	7.1%
Amazon.com Inc	3.5%
NVIDIA Corp	3.1%
Alphabet Inc, Class A	2.1%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund
Performance Overview and Holding Summaries as of December 31, 2023

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Fund Performance*

		Total Returns as of December 31, 2023
		Average Annual
	Inception Date	1-Year	5-Year	10-Year
QQQX at Common Share NAV	1/30/07	35.03%	11.69%	10.46%
QQQX at Common Share Price	1/30/07	21.78%	10.62%	10.32%
Nasdaq 100 ® Index	–	55.13%	22.66%	17.91%
QQQX Blended Benchmark	–	37.22%	14.11%	11.86%
* For purposes of Fund performance, relative results are measured against the QQQX Blended Benchmark. The Fund’s Blended Benchmark consists of: 1) 55% Chicago Board Options Exchange (Cboe) Nasdaq 100 BuyWrite Index (BXN
SM
) and 2) 45% Nasdaq 100
®
Index.
Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of December 31, 2023
-
Common Share Price

Holdings Summaries as of December 31, 2023
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation (% of net assets)
Common Stocks	100.0%
Exchange-Traded Funds	1.2%
Options Purchased	0.0%
Investments Purchased with Collateral from Securities Lending	0.1%
Repurchase Agreements	0.1%
Other Assets & Liabilities, Net	(1.4)%
Net Assets	100%

Portfolio Composition 1 (% of total investments)
Semiconductors & Semiconductor Equipment	19.2%
Media & Entertainment	16.6%
Software & Services	15.7%
Technology Hardware & Equipment	13.9%
Consumer Discretionary Distribution & Retail	6.8%
Pharmaceuticals, Biotechnology & Life Sciences	4.9%
Automobiles & Components	3.5%
Food, Beverage & Tobacco	3.1%
Consumer Services	3.1%
Financial Services	2.3%
Consumer Staples Distribution & Retail	2.1%
Health Care Equipment & Services	1.8%
Capital Goods	1.3%
Utilities	1.2%
Transportation	0.7%
Commercial & Professional Services	0.6%
Telecommunication Services	0.4%
Consumer Durables & Apparel	0.4%
Energy	0.3%
Materials	0.3%
Household & Personal Products	0.2%
Equity Real Estate Investment Trusts (REITs)	0.2%
Other	0.0%
Exchange-Traded Funds	1.2%
Options Purchased	0.0%
Investments Purchased with Collateral from Securities Lending	0.1%
Repurchase Agreements	0.1%
Total	100%

Top Five Common Stock Holdings (% of net assets)
Apple Inc	11.9%
Microsoft Corp	11.4%
Alphabet Inc, Class A	5.1%
Amazon.com Inc	5.0%
Meta Platforms Inc	4.7%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.

JCE	Nuveen Core Equity Alpha Fund
Performance Overview and Holding Summaries as of December 31, 2023

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Fund Performance*

		Total Returns as of December 31, 2023
		Average Annual
	Inception Date	1-Year	5-Year	10-Year
JCE at Common Share NAV	3/27/07	21.68%	11.94%	8.85%
JCE at Common Share Price	3/27/07	10.60%	13.60%	9.93%
S&P 500 ® Index	–	26.29%	15.69%	12.03%
JCE Blended Benchmark	–	18.96%	10.90%	8.84%
*For purposes of Fund performance, relative results are measured against the JCE Blended Benchmark. The Fund’s Blended Benchmark consists of: 1) 50% S&P 500
®
Index and 2) 50% Chicago Board Options Exchange (Cboe) S&P 500
®
BuyWrite Index (BXM
SM
).
Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of December 31, 2023 - Common Share Price

Performance Overview and Holdings Summaries
December

31, 2023

(continued)

Holdings Summaries as of December 31, 2023
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation (% of net assets)
Common Stocks	99.6%
Exchange-Traded Funds	0.5%
Options Purchased	0.0%
Repurchase Agreements	0.2%
Other Assets & Liabilities, Net	(0.3)%
Net Assets	100%

Portfolio Composition 1 (% of total investments)
Software & Services	12.3%
Capital Goods	10.1%
Technology Hardware & Equipment	9.2%
Pharmaceuticals, Biotechnology & Life Sciences	7.9%
Media & Entertainment	7.5%
Financial Services	7.3%
Consumer Discretionary Distribution & Retail	7.2%
Semiconductors & Semiconductor Equipment	5.9%
Health Care Equipment & Services	5.6%
Energy	3.8%
Food, Beverage & Tobacco	3.2%
Consumer Staples Distribution & Retail	2.2%
Commercial & Professional Services	2.2%
Household & Personal Products	1.9%
Banks	1.9%
Materials	1.8%
Insurance	1.8%
Consumer Services	1.7%
Utilities	1.5%
Consumer Durables & Apparel	1.5%
Equity Real Estate Investment Trusts (REITs)	1.2%
Automobiles & Components	1.1%
Real Estate Management & Development	0.2%
Other	0.3%
Exchange-Traded Funds	0.5%
Options Purchased	0.0%
Repurchase Agreements	0.2%
Total	100%

Top Five Common Stock Holdings (% of net assets)
Apple Inc	7.8%
Microsoft Corp	7.8%
Amazon.com Inc	4.1%
NVIDIA Corp	3.8%
Alphabet Inc, Class C	2.4%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen S&P 500
Buy-Write
Income Fund, Nuveen Dow 30SM Dynamic Overwrite Fund, Nuveen S&P 500 Dynamic Overwrite Fund, Nuveen Nasdaq 100 Dynamic Overwrite Fund and Nuveen Core Equity Alpha Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen S&P 500
Buy-Write
Income Fund, Nuveen Dow 30SM Dynamic Overwrite Fund, Nuveen S&P 500 Dynamic Overwrite Fund, Nuveen Nasdaq 100 Dynamic Overwrite Fund and Nuveen Core Equity Alpha Fund (hereafter collectively referred to as the “Funds”) as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2023 and each of the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
February 28, 2024
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

BXMX	Nuveen S&P 500 Buy-Write Income Fund
Portfolio of Investments December 31, 2023

Shares		Description (a)	Value
		LONG-TERM INVESTMENTS - 99.6%
		COMMON STOCKS - 99.6% (b)

		Automobiles & Components - 2.1%
277,036		Ford Motor Co	$3,377,069
50,606		Gentex Corp	1,652,792
9,851	(c)	Goodyear Tire & Rubber Co/The	141,066
103,640	(c)	Tesla Inc	25,752,467
		Total Automobiles & Components	30,923,394

		Banks - 3.4%
319,502		Bank of America Corp	10,757,632
90,578		Citigroup Inc	4,659,332
26,341		Comerica Inc	1,470,091
106,516		Fifth Third Bancorp	3,673,737
51,859		First Horizon Corp	734,324
128,335		JPMorgan Chase & Co	21,829,784
148,632		KeyCorp	2,140,301
18,266		M&T Bank Corp	2,503,903
31,763		Zions Bancorp NA	1,393,443
		Total Banks	49,162,547

		Capital Goods - 5.6%
17,715		Allegion plc	2,244,313
31,219	(c)	Boeing Co/The	8,137,545
29,025		Caterpillar Inc	8,581,822
64,570		CNH Industrial NV	786,463
46,441		Emerson Electric Co	4,520,102
8,843		Ferguson PLC	1,707,318
5,450		Fortune Brands Innovations Inc	414,963
44,459		General Electric Co	5,674,302
31,851		Graco Inc	2,763,393
9,566		HEICO Corp	1,711,070
44,930		Honeywell International Inc	9,422,270
8,860		Hubbell Inc	2,914,320
43,726		Masco Corp	2,928,767
9,120		Northrop Grumman Corp	4,269,437
51,863		Otis Worldwide Corp	4,640,183
15,767		Parker-Hannifin Corp	7,263,857
99,428		Raytheon Technologies Corp	8,365,872
10,242		Rockwell Automation Inc	3,179,936
10,383		Timken Co/The	832,197
4,597		Woodward Inc	625,790
		Total Capital Goods	80,983,920

		Commercial & Professional Services - 1.5%
28,578		Automatic Data Processing Inc	6,657,817
9,115		Booz Allen Hamilton Holding Corp	1,165,900
29,484	(c)	CoStar Group Inc	2,576,607
9,803		ManpowerGroup Inc	779,044
15,652		SS&C Technologies Holdings Inc	956,494
11,679		TransUnion	802,464
14,343		Waste Connections Inc	2,140,979
37,983		Waste Management Inc	6,802,755
		Total Commercial & Professional Services	21,882,060

Shares		Description (a)	Value

		Consumer Discretionary Distribution & Retail - 6.0%
345,650	(c)	Amazon.com Inc	$52,518,061
8,358		American Eagle Outfitters Inc	176,855
37,972		Best Buy Co Inc	2,972,448
2,461	(c)	Burlington Stores Inc	478,615
4,252		Dick’s Sporting Goods Inc	624,832
4,736	(c)	Five Below Inc	1,009,526
50,051		Home Depot Inc/The	17,345,174
15,200		JD.com Inc, ADR	439,128
41,932		LKQ Corp	2,003,930
29,953		Lowe’s Cos Inc	6,666,040
12,760		Macy’s Inc	256,731
173	(c)	MercadoLibre Inc	271,877
16,563		Nordstrom Inc	305,587
4,728	(c)	Ulta Beauty Inc	2,316,673
		Total Consumer Discretionary Distribution & Retail	87,385,477

		Consumer Durables & Apparel - 1.0%
32,919		KB Home	2,056,121
6,689		Kontoor Brands Inc	417,527
5,984	(c)	Lululemon Athletica Inc	3,059,559
25,861	(c)	Mattel Inc	488,256
46,591		NIKE Inc, Class B	5,058,385
6,048		Polaris Inc	573,169
6,575	(c)	TopBuild Corp	2,460,759
		Total Consumer Durables & Apparel	14,113,776

		Consumer Services - 2.0%
2,100	(c)	Booking Holdings Inc	7,449,162
29,264		Marriott International Inc/MD, Class A	6,599,325
28,877		McDonald’s Corp	8,562,319
16,077		Restaurant Brands International Inc	1,256,096
51,807		Starbucks Corp	4,973,990
7,792		Yum China Holdings Inc	330,615
		Total Consumer Services	29,171,507

		Consumer Staples Distribution & Retail - 1.9%
4,507		Casey’s General Stores Inc	1,238,253
22,194		Costco Wholesale Corp	14,649,816
33,364		Target Corp	4,751,701
15,913	(c)	US Foods Holding Corp	722,609
34,973		Walmart Inc	5,513,493
		Total Consumer Staples Distribution & Retail	26,875,872

		Energy - 3.8%
44,283		Cenovus Energy Inc	737,312
8,394		Cheniere Energy Inc	1,432,940
77,267		Chevron Corp	11,525,146
9,675	(c)	CNX Resources Corp	193,500
64,103		ConocoPhillips	7,440,435
3,176		Enbridge Inc	114,399
166,691		Exxon Mobil Corp	16,665,766
82,234		Halliburton Co	2,972,759
25,709		Hess Corp	3,706,209
30,656		Marathon Petroleum Corp	4,548,124
21,104		Ovintiv Inc	926,888
77,600		Schlumberger NV	4,038,304
19,719		TC Energy Corp	770,816
		Total Energy	55,072,598

BXMX	Nuveen S&P 500 Buy-Write Income Fund (continued)
Portfolio of Investments December 31, 2023

Shares		Description (a)	Value

		Equity Real Estate Investment Trusts (REITs) - 2.0%
123,237		American Homes 4 Rent, Class A	$4,431,603
29,177		American Tower Corp	6,298,731
17,121		Apartment Income REIT Corp	594,612
23,114	(c)	Apartment Investment and Management Co, Class A	180,983
55,269		CubeSmart	2,561,718
41,595		Equity Commonwealth	798,624
76,284		Gaming and Leisure Properties Inc	3,764,615
115,870		Invitation Homes Inc	3,952,326
19,823		LXP Industrial Trust	196,644
8,339		Sabra Health Care REIT Inc	118,998
11,688		Sun Communities Inc	1,562,101
142,164		Weyerhaeuser Co	4,943,042
		Total Equity Real Estate Investment Trusts (REITs)	29,403,997

		Financial Services - 8.1%
26,095		Annaly Capital Management Inc	505,460
81,706	(c)	Berkshire Hathaway Inc, Class B	29,141,262
20,528	(c)	Block Inc	1,587,841
53,704		Brookfield Corp	2,154,604
71,247		Charles Schwab Corp/The	4,901,794
23,102		CME Group Inc	4,865,281
42,085		Discover Financial Services	4,730,354
44,488		Intercontinental Exchange Inc	5,713,594
53,398		Jefferies Financial Group Inc	2,157,813
27,800		KKR & Co Inc	2,303,230
4,247		LPL Financial Holdings Inc	966,702
27,428		Mastercard Inc, Class A	11,698,316
48,313		MGIC Investment Corp	931,958
63,058		Morgan Stanley	5,880,159
2,104		Morningstar Inc	602,249
8,344		MSCI Inc	4,719,784
72,467	(c)	PayPal Holdings Inc	4,450,198
19,659		S&P Global Inc	8,660,183
89,957		SLM Corp	1,719,978
75,786		Visa Inc, Class A	19,730,885
		Total Financial Services	117,421,645

		Food, Beverage & Tobacco - 2.6%
107,234		Altria Group Inc	4,325,819
13,365		British American Tobacco PLC, Sponsored ADR	391,461
229,003		Coca-Cola Co/The	13,495,147
33,408		Coca-Cola Europacific Partners PLC	2,229,650
21,845		Hormel Foods Corp	701,443
51,527		Keurig Dr Pepper Inc	1,716,880
132,012		Mondelez International Inc, Class A	9,561,629
80,074	(c)	Monster Beverage Corp	4,613,063
12,100	(c)	Post Holdings Inc	1,065,526
		Total Food, Beverage & Tobacco	38,100,618

		Health Care Equipment & Services - 5.4%
96,418		Abbott Laboratories	10,612,729
30,067		Alcon Inc	2,348,834
116,361	(c)	Boston Scientific Corp	6,726,829
18,081		Cigna Group/The	5,414,355
54,401		CVS Health Corp	4,295,503
14,592		Elevance Health Inc	6,881,004
34,740		GE HealthCare Technologies Inc	2,686,097
16,250		HCA Healthcare Inc	4,398,550

Shares		Description (a)	Value

		Health Care Equipment & Services (continued)
8,853	(c)	IDEXX Laboratories Inc	$4,913,858
99,846		Medtronic PLC	8,225,313
40,367		UnitedHealth Group Inc	21,252,015
638	(c)	Veeva Systems Inc, Class A	122,828
		Total Health Care Equipment & Services	77,877,915

		Household & Personal Products - 1.4%
15,340	(c)	BellRing Brands Inc	850,296
131,517		Procter & Gamble Co/The	19,272,501
6,327		Spectrum Brands Holdings Inc	504,705
		Total Household & Personal Products	20,627,502

		Insurance - 2.0%
28,004		Allstate Corp/The	3,920,000
34,937		Arthur J Gallagher & Co	7,856,633
37,130		CNO Financial Group Inc	1,035,927
23,577		Fidelity National Financial Inc	1,202,898
38,545		Hartford Financial Services Group Inc/The	3,098,247
9,393		Lincoln National Corp	253,329
3,360		RenaissanceRe Holdings Ltd	658,560
32,951		Travelers Cos Inc/The	6,276,836
71,665		W R Berkley Corp	5,068,149
		Total Insurance	29,370,579

		Materials - 2.6%
9,313		Avery Dennison Corp	1,882,716
74,375		Barrick Gold Corp	1,345,444
16,669		Chemours Co/The	525,740
52,881		Corteva Inc	2,534,057
7,888		Crown Holdings Inc	726,406
93,269		Dow Inc	5,114,872
23,362		Eastman Chemical Co	2,098,375
23,857		Linde PLC	9,798,308
8,265		Martin Marietta Materials Inc	4,123,491
20,588		Nucor Corp	3,583,136
14,196		Nutrien Ltd	799,661
10,656		Olin Corp	574,891
8,167		Rio Tinto PLC, Sponsored ADR	608,115
14,399		RPM International Inc	1,607,360
18,945		Sonoco Products Co	1,058,457
87,016		Vale SA, Sponsored ADR	1,380,074
		Total Materials	37,761,103

		Media & Entertainment - 8.0%
230,317	(c)	Alphabet Inc, Class A	32,172,982
186,111	(c)	Alphabet Inc, Class C	26,228,623
1,834	(c)	Baidu Inc, Sponsored ADR	218,411
190,443		Comcast Corp, Class A	8,350,925
84,081	(c)	Meta Platforms Inc	29,761,311
19,486	(c)	Netflix Inc	9,487,344
17,899		New York Times Co/The, Class A	876,872
78,489		News Corp, Class A	1,926,905
1,091	(c)	Roku Inc	100,001
100,097	(d)	Sirius XM Holdings Inc	547,531
71,398		Walt Disney Co/The	6,446,525
		Total Media & Entertainment	116,117,430

BXMX	Nuveen S&P 500 Buy-Write Income Fund (continued)
Portfolio of Investments December 31, 2023

Shares		Description (a)	Value

		Pharmaceuticals, Biotechnology & Life Sciences - 7.2%
78,698		AbbVie Inc	$12,195,829
8,436	(c)	Alnylam Pharmaceuticals Inc	1,614,735
25,823		Amgen Inc	7,437,540
56,490	(c)	Avantor Inc	1,289,667
9,243	(c)	BioMarin Pharmaceutical Inc	891,210
97,561		Bristol-Myers Squibb Co	5,005,855
33,021		Eli Lilly & Co	19,248,601
2,000	(c)	Exact Sciences Corp	147,960
67,257		Gilead Sciences Inc	5,448,490
7,173	(c)	ICON PLC	2,030,461
109,458		Johnson & Johnson	17,156,447
112,570		Merck & Co Inc	12,272,381
241,787		Pfizer Inc	6,961,048
28,283	(c)	Teva Pharmaceutical Industries Ltd,	295,275
		Sponsored ADR
24,976		Thermo Fisher Scientific Inc	13,257,011
		Total Pharmaceuticals, Biotechnology & Life Sciences	105,252,510

		Semiconductors & Semiconductor Equipment - 8.1%
69,056	(c)	Advanced Micro Devices Inc	10,179,545
56,923		Applied Materials Inc	9,225,511
1,597		ASML Holding NV	1,208,801
17,958		Broadcom Inc	20,045,617
13,344		Entegris Inc	1,598,878
9,062		Lam Research Corp	7,097,902
32,109		Marvell Technology Inc	1,936,494
62,434		Micron Technology Inc	5,328,118
92,957		NVIDIA Corp	46,034,166
22,437		NXP Semiconductors NV	5,153,330
36,779	(c)	ON Semiconductor Corp	3,072,150
50,975		QUALCOMM Inc	7,372,514
		Total Semiconductors & Semiconductor Equipment	118,253,026

		Software & Services - 11.7%
23,674		Accenture PLC, Class A	8,307,443
21,139	(c)	Adobe Inc	12,611,527
20,604	(c)	Akamai Technologies Inc	2,438,483
18,415	(c)	Autodesk Inc	4,483,684
10,744	(c)	Check Point Software Technologies Ltd	1,641,576
278,614		Microsoft Corp	104,770,009
81,715		Oracle Corp	8,615,213
46,556	(c)	Salesforce Inc	12,250,746
10,782	(c)	ServiceNow Inc	7,617,375
6,661	(c)	Shopify Inc, Class A	518,892
14,844	(c)	VeriSign Inc	3,057,270
5,378	(c)	Workday Inc, Class A	1,484,651
25,308	(c)	Zoom Video Communications Inc, Class A	1,819,899
		Total Software & Services	169,616,768

		Technology Hardware & Equipment - 8.7%
539,902		Apple Inc	103,947,332
20,728		CDW Corp/DE	4,711,889
19,049	(c)	Ciena Corp	857,395
220,344		Cisco Systems Inc	11,131,779
123,423		Corning Inc	3,758,230
6,851		Dell Technologies Inc, Class C	524,102
34,963	(c)	Flex Ltd	1,064,973
5,140	(c)	Lumentum Holdings Inc	269,439
		Total Technology Hardware & Equipment	126,265,139

Shares		Description (a)			Value

		Telecommunication Services - 0.7%
262,068		Verizon Communications Inc			$9,879,964

		Total Telecommunication Services			9,879,964

		Transportation - 1.5%
68,557	(c)	American Airlines Group Inc			941,973
12,697		Canadian National Railway Co			1,595,124
23,404		Canadian Pacific Railway Ltd			1,850,320
4,425	(c)	Lyft Inc, Class A			66,331
21,947		Norfolk Southern Corp			5,187,832
15,588	(c)	Uber Technologies Inc			959,753
36,282	(c)	United Airlines Holdings Inc			1,496,995
57,728		United Parcel Service Inc, Class B			9,076,574

		Total Transportation			21,174,902

		Utilities - 2.3%
64,656		Ameren Corp			4,677,215
33,294		Atmos Energy Corp			3,858,774
114,508		Evergy Inc			5,977,317
2,933		National Fuel Gas Co			147,149
67,111		NextEra Energy Inc			4,076,322
17,519		Northwestern Energy Group Inc			891,542
74,176		OGE Energy Corp			2,590,968
29,198		Pinnacle West Capital Corp			2,097,584
103,939		WEC Energy Group Inc			8,748,546

		Total Utilities			33,065,417

		Total Common Stocks (cost $472,674,465)			1,445,759,666

		Total Long-Term Investments (cost $472,674,465)			1,445,759,666

Shares		Description (a)	Coupon		Value

		INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING - 0.0%
571,823	(e)	State Street Navigator Securities Lending Government Money Market Portfolio	5.360%(f)		$571,823

		Total Investments Purchased with Collateral from Securities Lending (cost $571,823)			571,823

Principal Amount (000)		Description (a)	Coupon	Maturity	Value

		SHORT-TERM INVESTMENTS - 4.3%
		REPURCHASE AGREEMENTS - 4.3%
$ 62,475	(g)	Fixed Income Clearing Corp (FICC)	5.310%	1/02/24	$62,475,000

		Total Repurchase Agreements (cost $62,475,000)			62,475,000

		Total Short-Term Investments (cost $62,475,000)			62,475,000

		Total Investments (cost $535,721,288) - 103.9%			1,508,806,489

		Other Assets & Liabilities, Net - (3.9)%			(56,415,888)

		Net Assets Applicable to Common Shares - 100%			$1,452,390,601

BXMX	Nuveen S&P 500 Buy-Write Income Fund (continued)
Portfolio of Investments December 31, 2023

Investments in Derivatives
Options Written

Type	Description(h)	Number of Contracts	Notional Amount (i)	Exercise Price	Expiration Date	Value
Call	S&P 500 Index	(333)	$(154,845,000)	$4,650	1/31/24	$(5,341,320)
Call	S&P 500 Index	(333)	(156,510,000)	4,700	1/31/24	(4,009,320)
Call	S&P 500 Index	(333)	(154,845,000)	4,650	2/16/24	(6,078,915)
Call	S&P 500 Index	(334)	(160,320,000)	4,800	2/16/24	(2,571,800)
Call	S&P 500 Index	(334)	(160,320,000)	4,800	3/15/24	(3,672,330)
Call	S&P 500 Index	(334)	(161,990,000)	4,850	3/15/24	(2,743,810)
Call	S&P 500 Index	(334)	(163,660,000)	4,900	3/15/24	(1,975,610)
Call	S&P 500 Index	(333)	(164,835,000)	4,950	3/28/24	(1,751,580)
Call	S&P 500 Index	(334)	(167,000,000)	5,000	3/28/24	(1,227,450)
Total Options Written (premiums received $18,134,727)		(3,002)	$(1,444,325,000)			$(29,372,135)
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications
used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications
into sectors for reporting ease.

(a)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b)	The Fund may designate up to 100% of its common stock investments to cover outstanding options written.
(c)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(d)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $542,055.
(e)
The Fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The collateral maintained by the Fund shall have a value, at the inception of each loan, equal to not less than 100% of the value of the loaned securities. The cash collateral received by the Fund is invested in this money market fund.

(f)	The rate shown is the one-day yield as of the end of the reporting period.
(g)
Agreement with Fixed Income Clearing Corporation, 5.310% dated 12/29/23 to be repurchased at $62,511,860 on 1/2/24, collateralized by Government Agency Securities, with coupon rate 2.375% and maturity date 2/15/42, valued at $63,724,519.

(h)	Exchange-traded, unless otherwise noted.
(i)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
S&P	Standard & Poor’s
See Notes to Financial Statements

DIAX	Nuveen Dow 30 SM Dynamic Overwrite Fund
Portfolio of Investments December 31, 2023

Shares		Description (a)	Value
		LONG-TERM INVESTMENTS - 101.0%
		COMMON STOCKS - 99.7%

		Banks - 3.0%
102,812		JPMorgan Chase & Co	$17,488,321
		Total Banks	17,488,321

		Capital Goods - 15.3%
102,812		3M Co	11,239,408
102,812	(b)	Boeing Co/The	26,798,976
102,812		Caterpillar Inc	30,398,424
102,812		Honeywell International Inc	21,560,704
		Total Capital Goods	89,997,512

		Consumer Discretionary Distribution & Retail - 6.0%
102,812		Home Depot Inc/The	35,629,499
		Total Consumer Discretionary Distribution & Retail	35,629,499

		Consumer Durables & Apparel - 1.9%
102,812		NIKE Inc, Class B	11,162,299
		Total Consumer Durables & Apparel	11,162,299

		Consumer Services - 5.2%
102,812		McDonald’s Corp	30,484,786
		Total Consumer Services	30,484,786

		Consumer Staples Distribution & Retail - 3.2%
102,812		Walgreens Boots Alliance Inc	2,684,421
102,812		Walmart Inc	16,208,312
		Total Consumer Staples Distribution & Retail	18,892,733

		Energy - 2.6%
102,812		Chevron Corp	15,335,438
		Total Energy	15,335,438

		Financial Services - 14.5%
102,812	(c)	American Express Co	19,260,800
102,812	(c)	Goldman Sachs Group Inc/The	39,661,786
102,812		Visa Inc, Class A	26,767,104
		Total Financial Services	85,689,690

		Food, Beverage & Tobacco - 1.0%
102,812		Coca-Cola Co/The	6,058,711
		Total Food, Beverage & Tobacco	6,058,711

		Health Care Equipment & Services - 9.2%
102,812		UnitedHealth Group Inc	54,127,434
		Total Health Care Equipment & Services	54,127,434

		Household & Personal Products - 2.5%
102,812		Procter & Gamble Co/The	15,066,070
		Total Household & Personal Products	15,066,070

		Insurance - 3.3%
102,812		Travelers Cos Inc/The	19,584,658
		Total Insurance	19,584,658

DIAX	Nuveen Dow 30SM Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2023

Shares		Description (a)	Value

		Materials - 1.0%
102,812		Dow Inc	$5,638,210
		Total Materials	5,638,210

		Media & Entertainment - 1.6%
102,812		Walt Disney Co/The	9,282,895
		Total Media & Entertainment	9,282,895

		Pharmaceuticals, Biotechnology & Life Sciences - 9.6%
102,812	(c)	Amgen Inc	29,611,912
102,812		Johnson & Johnson	16,114,753
102,812		Merck & Co Inc	11,208,564
		Total Pharmaceuticals, Biotechnology & Life Sciences	56,935,229

		Semiconductors & Semiconductor Equipment - 0.9%
102,812		Intel Corp	5,166,303
		Total Semiconductors & Semiconductor Equipment	5,166,303

		Software & Services - 14.0%
102,812		International Business Machines Corp	16,814,903
102,812		Microsoft Corp	38,661,424
102,812	(b)	Salesforce Inc	27,053,950
		Total Software & Services	82,530,277

		Technology Hardware & Equipment - 4.2%
102,812	(c)	Apple Inc	19,794,395
102,812		Cisco Systems Inc	5,194,062
		Total Technology Hardware & Equipment	24,988,457

		Telecommunication Services - 0.7%
102,812		Verizon Communications Inc	3,876,012
		Total Telecommunication Services	3,876,012

		Total Common Stocks (cost $212,750,833)	587,934,534

Shares		Description (a)	Value
		EXCHANGE-TRADED FUNDS - 1.3b%
2,450		SPDR Dow Jones Industrial Average ETF Trust	$923,331
27,500	(d)	Vanguard Total Stock Market ETF	6,523,550
		Total Exchange-Traded Funds (cost $7,048,149)	7,446,881

Type		Description (e)	Number of Contracts	Notional Amount (f)	Exercise Price	Expiration Date	Value
		OPTIONS PURCHASED - 0.0%
Put		S&P 500 Index	35	$14,700,000	$4200	1/19/24	$4,463
		Total Options Purchased (cost $13,733)	35	$14,700,000			4,463

		Total Long-Term Investments (cost $219,812,715)					595,385,878

Shares		Description (a)			Coupon		Value
		INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING - 0.1%
910,821	(g)	State Street Navigator Securities Lending Government Money Market Portfolio			5.360%(h)		$910,821
		Total Investments Purchased with Collateral from Securities Lending (cost $910,821)					910,821

Principal Amount (000)		Description (a)	Coupon	Maturity	Value
		SHORT-TERM INVESTMENTS - 0.2%
		REPURCHASE AGREEMENTS - 0.2%
$ 1,029	(i)	Fixed Income Clearing Corp (FICC)	1.600%	1/02/24	$1,028,999
		Total Repurchase Agreements (cost $1,028,999)			1,028,999

		Total Short-Term Investments (cost $1,028,999)			1,028,999

		Total Investments (cost $221,752,535) - 101.3%			597,325,698

		Other Assets & Liabilities, Net - (1.3)%			(7,628,282)

		Net Assets Applicable to Common Shares - 100%			$589,697,416

Investments in Derivatives
Options Written

Type	Description(e)	Number of Contracts	Notional Amount (f)	Exercise Price	Expiration Date	Value

Call	S&P 500 Index	(50)	$(23,000,000)	$4,600	1/05/24	$(874,250)
Call	S&P 500 Index	(100)	(46,000,000)	4,600	1/12/24	(1,821,500)
Call	Russell 2000 Index	(40)	(8,200,000)	2,050	1/19/24	(110,200)
Call	S&P 500 Index	(100)	(46,750,000)	4,675	1/19/24	(1,221,000)
Call	S&P 500 Index	(70)	(32,900,000)	4,700	1/19/24	(710,150)
Call	S&P 500 Index	(50)	(23,625,000)	4,725	1/19/24	(411,000)
Call	S&P 500 Index	(80)	(38,200,000)	4,775	1/19/24	(392,400)
Call	S&P 500 Index	(35)	(16,800,000)	4,800	1/19/24	(126,350)
Call	S&P 500 Index	(120)	(57,600,000)	4,800	1/31/24	(659,400)

Total Options Written (premiums received $3,539,608)		(645)	$(293,075,000)			$(6,326,250)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications
used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications
into sectors for reporting ease.

(a)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(c)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.
(d)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $880,798.
(e)	Exchange-traded, unless otherwise noted.
(f)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.
(g)
The Fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The collateral maintained by the Fund shall have a value, at the inception of each loan, equal to not less than 100% of the value of the loaned securities. The cash collateral received by the Fund is invested in this money market fund.

(h)	The rate shown is the one-day yield as of the end of the reporting period.
(i)
Agreement with Fixed Income Clearing Corporation, 1.600% dated 12/29/23 to be repurchased at $1,029,182 on 1/2/24, collateralized by Government Agency Securities, with coupon rate 2.875% and maturity date 5/15/32, valued at $1,049,636.

ETF	Exchange-Traded Fund
S&P	Standard & Poor’s
SPDR	Standard & Poor’s Depositary Receipt
See Notes to Financial Statements

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund
Portfolio of Investments December 31, 2023

Shares		Description (a)	Value
		LONG-TERM INVESTMENTS - 100.8%
		COMMON STOCKS - 99.3%

		Automobiles & Components - 2.1%
1,864	(b)	Adient PLC	$67,775
5,520	(b),(c)	Fisker Inc	9,660
699	(b)	Fox Factory Holding Corp	47,169
5,866		Gentex Corp	191,584
2,285	(b)	Goodyear Tire & Rubber Co/The	32,721
2,305		Harley-Davidson Inc	84,916
2,628		Lear Corp	371,099
1,133	(b)	Rivian Automotive Inc, Class A	26,580
20,298	(b)	Tesla Inc	5,043,648
1,213		Thor Industries Inc	143,437
742	(b)	Visteon Corp	92,676
		Total Automobiles & Components	6,111,265

		Banks - 3.5%
58,413		Bank of America Corp	1,966,766
22,776		Citigroup Inc	1,171,597
5,317		Columbia Banking System Inc	141,858
1,248		Cullen/Frost Bankers Inc	135,396
85		First Citizens BancShares Inc/NC, Class A	120,612
4,948		First Horizon Corp	70,064
24,521		JPMorgan Chase & Co	4,171,021
4,716		New York Community Bancorp Inc	48,245
4,203		Synovus Financial Corp	158,243
1,914	(b)	Texas Capital Bancshares Inc	123,702
3,622		Webster Financial Corp	183,853
32,799		Wells Fargo & Co	1,614,367
2,675		Wintrust Financial Corp	248,106
		Total Banks	10,153,830

		Capital Goods - 5.6%
506		Acuity Brands Inc	103,644
1,294		AGCO Corp	157,105
4,907	(b)	Boeing Co/The	1,279,059
2,021		BWX Technologies Inc	155,071
563		Carlisle Cos Inc	175,898
4,996		Caterpillar Inc	1,477,167
1,029		Curtiss-Wright Corp	229,251
3,017		Deere & Co	1,206,408
5,038		Eaton Corp PLC	1,213,251
740		EMCOR Group Inc	159,418
930		Esab Corp	80,557
2,181		Fortune Brands Innovations Inc	166,061
5,399		Graco Inc	468,417
1,527		HEICO Corp	273,134
8,713		Honeywell International Inc	1,827,203
6,141		Illinois Tool Works Inc	1,608,573
936		Lennox International Inc	418,880
1,101		Lincoln Electric Holdings Inc	239,423
2,947		Lockheed Martin Corp	1,335,698
595	(b)	MasTec Inc	45,053
1,258	(b)	Middleby Corp/The	185,140
1,377		Oshkosh Corp	149,281
2,476		Owens Corning	367,017
4,993	(b),(c)	Plug Power Inc	22,469
16,125		Raytheon Technologies Corp	1,356,758

Shares		Description (a)	Value

		Capital Goods (continued)
2,981		Sensata Technologies Holding PLC	$111,996
2,008		Timken Co/The	160,941
1,360		Toro Co/The	130,546
914	(b)	Trex Co Inc	75,670
511		Valmont Industries Inc	119,324
637		Watsco Inc	272,935
686		WESCO International Inc	119,282
3,189	(b)	WillScot Mobile Mini Holdings Corp	141,911
927		WW Grainger Inc	768,196
		Total Capital Goods	16,600,737

		Commercial & Professional Services - 0.6%
3,554	(b)	ARAMARK Uniform Services	75,132
3,007		Booz Allen Hamilton Holding Corp	384,624
425	(b)	CACI International Inc, Class A	137,641
6,728	(b)	Clarivate PLC	62,301
786	(b)	Clean Harbors Inc	137,165
637		Concentrix Corp	62,560
2,600	(b)	ExlService Holdings Inc	80,210
318	(b)	FTI Consulting Inc	63,330
2,741	(b)	GEO Group Inc/The	29,685
2,665		KBR Inc	147,668
1,061		RB Global Inc	70,970
1,108		Science Applications International Corp	137,747
4,200		SS&C Technologies Holdings Inc	256,661
998		TransUnion	68,573
		Total Commercial & Professional Services	1,714,267

		Consumer Discretionary Distribution & Retail - 5.4%
67,878	(b),(d)	Amazon.com Inc	10,313,383
839	(b)	AutoNation Inc	126,001
1,137		Dick’s Sporting Goods Inc	167,082
515	(b)	Five Below Inc	109,777
9,671		Home Depot Inc/The	3,351,486
343		Lithia Motors Inc	112,943
7,215		Lowe’s Cos Inc	1,605,698
3,604		Macy’s Inc	72,512
38	(b)	MercadoLibre Inc	59,719
303		Murphy USA Inc	108,038
392	(b)	PDD Holdings Inc ADR	57,354
372	(b)	RH	108,431
753	(b)	Wayfair Inc, Class A	46,460
627		Williams-Sonoma Inc	126,516
		Total Consumer Discretionary Distribution & Retail	16,365,400

		Consumer Durables & Apparel - 1.1%
1,316	(b)	Capri Holdings Ltd	66,116
233	(b)	Deckers Outdoor Corp	155,744
8,589		KB Home	536,470
5,953		Leggett & Platt Inc	155,790
3,702	(b)	Mattel Inc	69,894
1,396		Meritage Homes Corp	243,183
12,271		NIKE Inc, Class B	1,332,262
4,109	(b)	Sonos Inc	70,428
4,744	(b)	Taylor Morrison Home Corp	253,092
4,723		Tempur Sealy International Inc	240,731
11,692	(b)	Under Armour Inc, Class A	102,773
		Total Consumer Durables & Apparel	3,226,483

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2023

Shares		Description (a)	Value

		Consumer Services - 2.3%
3,882		Aramark	$109,084
331	(b)	Booking Holdings Inc	1,174,130
2,995		Boyd Gaming Corp	187,517
555	(b)	Bright Horizons Family Solutions Inc	52,303
979	(b)	DoorDash Inc, Class A	96,813
2,395	(b)	DraftKings Inc, Class A	84,424
2,846		Hyatt Hotels Corp	371,147
1,038		Marriott Vacations Worldwide Corp	88,116
8,883		McDonald’s Corp	2,633,898
1,641	(b)	Planet Fitness Inc	119,793
1,485		Service Corp International/US	101,648
2,073	(b)	Six Flags Entertainment Corp	51,991
12,028		Starbucks Corp	1,154,808
3,429		Travel + Leisure Co	134,040
7,284		Wendy’s Co/The	141,892
		Total Consumer Services	6,501,604

		Consumer Staples Distribution & Retail - 2.2%
4,784		Albertsons Cos Inc, Class A	110,032
2,512	(b)	BJ’s Wholesale Club Holdings Inc	167,450
410		Casey’s General Stores Inc	112,643
3,962		Costco Wholesale Corp	2,615,237
1,590	(b)	Performance Food Group Co	109,949
5,221		Target Corp	743,575
2,961	(b)	US Foods Holding Corp	134,459
13,662		Walmart Inc	2,153,814
		Total Consumer Staples Distribution & Retail	6,147,159

		Energy - 4.0%
4,259	(b)	Antero Resources Corp	96,594
3,476		ChampionX Corp	101,534
1,457		Cheniere Energy Inc	248,724
2,132		Chesapeake Energy Corp	164,036
19,083		Chevron Corp	2,846,420
838		Chord Energy Corp	139,301
1,493		Civitas Resources Inc	102,091
4,421	(b)	CNX Resources Corp	88,420
3,448		Comstock Resources Inc	30,515
12,889		ConocoPhillips	1,496,026
2,931	(b)	Dril-Quip Inc	68,204
4,475		Equitrans Midstream Corp	45,556
34,642		Exxon Mobil Corp	3,463,507
1,270		HF Sinclair Corp	70,574
4,787		Liberty Energy Inc	86,836
9,638		Magnolia Oil & Gas Corp, Class A	205,193
6,358		Marathon Petroleum Corp	943,273
4,582		Murphy Oil Corp	195,468
11,967		NOV Inc	242,692
5,586		Ovintiv Inc	245,337
4,978		Permian Resources Corp	67,701
4,093		Range Resources Corp	124,591
3,108		SM Energy Co	120,342
14,618	(b)	Southwestern Energy Co	95,748
8,230		TechnipFMC PLC	165,752
52		Texas Pacific Land Corp	81,767
16,647	(b)	Transocean Ltd	105,708
		Total Energy	11,641,910

Shares		Description (a)	Value

		Equity Real Estate Investment Trusts (REITs) - 2.8%
5,517		Agree Realty Corp	$347,295
6,767		American Homes 4 Rent, Class A	243,341
5,198		Americold Realty Trust Inc	157,343
17,428		Brandywine Realty Trust	94,111
15,872		Brixmor Property Group Inc	369,341
7,025		Cousins Properties Inc	171,059
3,215		CubeSmart	149,015
1,929		EastGroup Properties Inc	354,049
6,011		Equity LifeStyle Properties Inc	424,016
2,673		Extra Space Storage Inc	428,562
10,582		First Industrial Realty Trust Inc	557,354
5,928		Gaming and Leisure Properties Inc	292,547
10,252		Healthcare Realty Trust Inc	176,641
3,292		Hudson Pacific Properties Inc	30,649
10,680		Independence Realty Trust Inc	163,404
464		Innovative Industrial Properties Inc	46,780
2,264		Lamar Advertising Co, Class A	240,618
3,983		Macerich Co/The	61,458
8,080		Medical Properties Trust Inc	39,673
2,140	(b)	NET Lease Office Properties	39,547
8,772		NNN REIT Inc	378,074
5,266		Omega Healthcare Investors Inc	161,456
3,825		Outfront Media Inc	53,397
5,255		Pebblebrook Hotel Trust	83,975
7,163		Phillips Edison & Co Inc	261,306
2,626		PotlatchDeltic Corp	128,937
10,701		Prologis Inc	1,426,444
3,334		Rexford Industrial Realty Inc	187,037
9,345		RLJ Lodging Trust	109,523
1,110		Ryman Hospitality Properties Inc	122,167
4,775		Service Properties Trust	40,779
13,021		SITE Centers Corp	177,476
965		SL Green Realty Corp	43,589
11,317		Summit Hotel Properties Inc	76,050
1,074		Sun Communities Inc	143,540
2,836		WP Carey Inc	183,801
6,435		Xenia Hotels & Resorts Inc	87,645
		Total Equity Real Estate Investment Trusts (REITs)	8,051,999

		Financial Services - 8.2%
890	(b)	Affirm Holdings Inc	43,735
2,624		Ally Financial Inc	91,630
6,384		American Express Co	1,195,978
6,647		Annaly Capital Management Inc	128,752
15,838	(b),(d)	Berkshire Hathaway Inc, Class B	5,648,781
1,444		BlackRock Inc	1,172,239
1,558	(b)	Block Inc	120,511
13,049		Charles Schwab Corp/The	897,771
304	(b)	Coinbase Global Inc, Class A	52,872
4,161		Corebridge Financial Inc	90,127
5,499		Equitable Holdings Inc	183,117
3,860		Goldman Sachs Group Inc/The	1,489,072
1,068		Interactive Brokers Group Inc, Class A	88,537
8,753		Intercontinental Exchange Inc	1,124,148
3,908		KKR & Co Inc	323,778
508		LPL Financial Holdings Inc	115,631
7,480		Mastercard Inc, Class A	3,190,295
7,780		MGIC Investment Corp	150,076
14,535		Morgan Stanley	1,355,389
10,922	(b)	PayPal Holdings Inc	670,720
684		PennyMac Financial Services Inc	60,445

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2023

Shares		Description (a)	Value

		Financial Services (continued)
4,239		Radian Group Inc	$121,023
3,649	(b)	Robinhood Markets Inc, Class A	46,488
4,781	(b)	Rocket Cos Inc, Class A	69,229
3,398		S&P Global Inc	1,496,887
6,607	(b)	SoFi Technologies Inc	65,740
1,592	(b)	Toast Inc, Class A	29,070
1,119		Tradeweb Markets Inc, Class A	101,695
14,045		Visa Inc, Class A	3,656,616
5,055		Voya Financial Inc	368,813
8,999		Western Union Co/The	107,268
		Total Financial Services	24,256,433

		Food, Beverage & Tobacco - 2.9%
188	(b)	Boston Beer Co Inc/The, Class A	64,971
846		Cal-Maine Foods Inc	48,552
46,630		Coca-Cola Co/The	2,747,906
1,222	(b)	Darling Ingredients Inc	60,904
22,961		Flowers Foods Inc	516,853
646	(b)	Freshpet Inc	56,047
2,959		Ingredion Inc	321,140
485		Lancaster Colony Corp	80,699
16,493		PepsiCo Inc	2,801,171
13,855		Philip Morris International Inc	1,303,478
5,129	(b)	Pilgrim’s Pride Corp	141,868
4,453	(b)	Post Holdings Inc	392,132
2,100	(b)	Simply Good Foods Co/The	83,160
1,601	(b)	TreeHouse Foods Inc	66,361
		Total Food, Beverage & Tobacco	8,685,242

		Health Care Equipment & Services - 5.8%
18,190		Abbott Laboratories	2,002,173
1,223	(b)	Acadia Healthcare Co Inc	95,100
655	(b)	Amedisys Inc	62,264
23,584	(b)	Boston Scientific Corp	1,363,391
279		Chemed Corp	163,145
1,373		CONMED Corp	150,357
11,075		CVS Health Corp	874,482
1,637	(b)	Doximity Inc, Class A	45,901
2,725		Elevance Health Inc	1,285,002
2,253		Encompass Health Corp	150,320
1,716	(b)	Enhabit Inc	17,761
2,404	(b)	Enovis Corp	134,672
5,911	(b)	Envista Holdings Corp	142,219
2,780	(b)	Globus Medical Inc, Class A	148,146
757	(b)	Haemonetics Corp	64,731
1,783		Humana Inc	816,275
639	(b)	ICU Medical Inc	63,734
767	(b)	Inari Medical Inc	49,794
481	(b)	Inspire Medical Systems Inc	97,850
3,572	(b)	Intuitive Surgical Inc	1,205,050
697	(b)	Lantheus Holdings Inc	43,214
1,911		McKesson Corp	884,755
15,485		Medtronic PLC	1,275,654
1,383	(b)	Merit Medical Systems Inc	105,053
5,175	(b)	Neogen Corp	104,069
1,008	(b)	Omnicell Inc	37,931
2,090	(b)	Option Care Health Inc	70,412
433	(b)	Penumbra Inc	108,917
689	(b)	QuidelOrtho Corp	50,779
162	(b)	Shockwave Medical Inc	30,871
725	(b)	STAAR Surgical Co	22,627

Shares		Description (a)	Value

		Health Care Equipment & Services (continued)
1,122	(b)	Tandem Diabetes Care Inc	$33,189
3,394	(b)	Teladoc Health Inc	73,141
1,806	(b)	Tenet Healthcare Corp	136,479
8,873		UnitedHealth Group Inc	4,671,369
1,340	(b)	Veeva Systems Inc, Class A	257,977
		Total Health Care Equipment & Services	16,838,804

		Household & Personal Products - 1.1%
1,282	(b)	BellRing Brands Inc	71,061
22,455		Procter & Gamble Co/The	3,290,556
		Total Household & Personal Products	3,361,617

		Insurance - 2.4%
2,124		American Equity Investment Life Holding Co	118,519
1,883		American Financial Group Inc/OH	223,870
5,688		Arthur J Gallagher & Co	1,279,117
2,593	(b)	Brighthouse Financial Inc	137,222
4,942		Fidelity National Financial Inc	252,141
1,586		Hanover Insurance Group Inc/The	192,572
196		Kinsale Capital Group Inc	65,642
177	(b)	Markel Group Inc	251,322
8,946		Marsh & McLennan Cos Inc	1,694,998
9,595		Old Republic International Corp	282,093
1,422		Primerica Inc	292,591
1,161		Reinsurance Group of America Inc	187,827
436		RenaissanceRe Holdings Ltd	85,456
1,346		RLI Corp	179,180
1,755		Selective Insurance Group Inc	174,587
6,012		Travelers Cos Inc/The	1,145,226
7,525		Unum Group	340,281
		Total Insurance	6,902,644

		Materials - 2.2%
2,176		Alcoa Corp	73,984
2,733		Ashland Inc	230,419
7,632	(b)	Axalta Coating Systems Ltd	259,259
3,411		Berry Global Group Inc	229,867
2,824		Cabot Corp	235,804
4,941		Chemours Co/The	155,839
4,597	(b)	Cleveland-Cliffs Inc	93,871
4,146		Crown Holdings Inc	381,805
12,941		Element Solutions Inc	299,455
10,647		Graphic Packaging Holding Co	262,449
3,334		HB Fuller Co	271,421
14,773		Hecla Mining Co	71,058
11,656		Huntsman Corp	292,915
1,271	(b)	Ingevity Corporation	60,017
1,550		Louisiana-Pacific Corp	109,787
1,379		Minerals Technologies Inc	98,336
2,400	(b)	MP Materials Corp	47,640
225		NewMarket Corp	122,812
3,302		Olin Corp	178,143
555		Reliance Steel & Aluminum Co	155,222
2,738		Royal Gold Inc	331,189
3,446		RPM International Inc	384,677
1,203		Scotts Miracle-Gro Co/The	76,691
1,986		Sensient Technologies Corp	131,076
4,526		Silgan Holdings Inc	204,802
4,146		Sonoco Products Co	231,637

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2023

Shares		Description (a)	Value

		Materials (continued)
2,718		Southern Copper Corp	$233,938
5,367		SSR Mining Inc	57,749
1,068		Stepan Co	100,979
8,818		Tronox Holdings PLC	124,863
3,022		United States Steel Corp	147,020
6,256		Valvoline Inc	235,100
1,794		Westlake Corp	251,088
		Total Materials	6,140,912

		Media & Entertainment - 7.9%
44,594	(b),(d)	Alphabet Inc, Class A	6,229,336
37,014	(b),(d)	Alphabet Inc, Class C	5,216,383
3,071	(b)	Atlanta Braves Holdings Inc, Class C	121,550
109		Cable One Inc	60,668
40,347		Comcast Corp, Class A	1,769,215
1,498	(b)	IAC Inc	78,465
2,501	(b)	Liberty Broadband Corp, Class A	201,681
1,107	(b)	Liberty Media Corp-Liberty Formula One, Class A	64,184
1,131	(b)	Liberty Media Corp-Liberty Live, Class A	41,338
16,581	(b)	Meta Platforms Inc	5,869,011
3,464	(b)	Netflix Inc	1,686,553
2,539	(b)	Pinterest Inc, Class A	94,045
1,382	(b)	ROBLOX Corp, Class A	63,185
641	(b)	Roku Inc	58,754
29,033	(c)	Sirius XM Holdings Inc	158,811
721	(b)	Spotify Technology SA	135,483
704	(b)	TKO Group Holdings Inc	57,432
2,279	(b)	TripAdvisor Inc	49,067
14,897		Walt Disney Co/The	1,345,050
		Total Media & Entertainment	23,300,211

		Pharmaceuticals, Biotechnology & Life Sciences - 7.4%
15,731		AbbVie Inc	2,437,833
2,527	(b)	Alkermes PLC	70,099
5,222	(d)	Amgen Inc	1,504,040
913	(b)	BioMarin Pharmaceutical Inc	88,031
19,264		Bristol-Myers Squibb Co	988,436
1,543		Bruker Corp	113,380
5,786		Danaher Corp	1,338,533
5,649	(b)	Elanco Animal Health Inc	84,170
6,385		Eli Lilly & Co	3,721,943
1,149	(b)	Exact Sciences Corp	85,003
4,414	(b)	Exelixis Inc	105,892
1,972	(b)	Halozyme Therapeutics Inc	72,885
1,132	(b)	Ionis Pharmaceuticals Inc	57,268
1,034	(b)	Jazz Pharmaceuticals PLC	127,182
19,612		Johnson & Johnson	3,073,985
395	(b)	Medpace Holdings Inc	121,079
23,887		Merck & Co Inc	2,604,161
462	(b)	Mirati Therapeutics Inc	27,143
3,026	(b)	Mural Oncology PLC	17,914
904	(b)	Neurocrine Biosciences Inc	119,111
50,011		Pfizer Inc	1,439,817
3,594	(b)	QIAGEN NV	156,087
186	(b)	Repligen Corp	33,443
5,318		Royalty Pharma PLC	149,383
399	(b)	Sarepta Therapeutics Inc	38,476
3,729		Thermo Fisher Scientific Inc	1,979,316
798	(b)	United Therapeutics Corp	175,472

Shares		Description (a)	Value

		Pharmaceuticals, Biotechnology & Life Sciences (continued)
2,534	(b)	Vertex Pharmaceuticals Inc	$1,031,059
		Total Pharmaceuticals, Biotechnology & Life Sciences	21,761,141

		Real Estate Management & Development - 0.1%
1,786	(b)	Anywhere Real Estate Inc	14,484
1,600	(c)	eXp World Holdings Inc	24,832
1,231	(b)	Jones Lang LaSalle Inc	232,499
2,648	(b)	Seritage Growth Properties, Class A	24,759
1,785	(b)	Zillow Group Inc, Class C	103,280
		Total Real Estate Management & Development	399,854

		Semiconductors & Semiconductor Equipment - 7.8%
5,912		Analog Devices Inc	1,173,887
11,856		Applied Materials Inc	1,921,502
3,687		Broadcom Inc	4,115,614
34,415		Intel Corp	1,729,354
861	(b)	Lattice Semiconductor Corp	59,400
3,050		Marvell Technology Inc	183,946
9,246		Microchip Technology Inc	833,804
1,740		MKS INSTRUMENTS INC	178,994
18,369		NVIDIA Corp	9,096,696
10,222		QUALCOMM Inc	1,478,408
1,337	(b)	Semtech Corp	29,294
10,200		Texas Instruments Inc	1,738,692
521		Universal Display Corp	99,646
597	(b)	Wolfspeed Inc	25,975
		Total Semiconductors & Semiconductor Equipment	22,665,212

		Software & Services - 10.7%
3,572	(b)	Adobe Inc	2,131,056
993	(b)	Altair Engineering Inc, Class A	83,561
2,425		Amdocs Ltd	213,133
387	(b)	BILL Holdings Inc	31,575
937	(b)	BlackLine Inc	58,506
2,883	(b)	Box Inc, Class A	73,834
805	(b)	Cloudflare Inc, Class A	67,024
581	(b)	Crowdstrike Holdings Inc, Class A	148,341
747	(b)	DocuSign Inc	44,409
7,313	(b)	Dropbox Inc, Class A	215,587
1,426	(b)	Dynatrace Inc	77,988
515	(b)	Elastic NV	58,041
1,172	(b)	Five9 Inc	92,225
340	(b)	Globant SA	80,913
2,467	(b)	GoDaddy Inc, Class A	261,898
2,495		Intuit Inc	1,559,450
673	(b)	Manhattan Associates Inc	144,910
55,232		Microsoft Corp	20,769,442
55	(b)	MicroStrategy Inc, Class A	34,739
192	(b)	MongoDB Inc	78,499
2,273	(b)	Nutanix Inc, Class A	108,399
370	(b)	Okta Inc	33,496
14,001		Oracle Corp	1,476,125
4,962	(b)	Palantir Technologies Inc, Class A	85,198
872		Pegasystems Inc	42,606
454	(b)	Rapid7 Inc	25,923
1,278	(b)	RingCentral Inc, Class A	43,388
7,476	(b)	Salesforce Inc	1,967,235
2,769	(b)	SentinelOne Inc, Class A	75,981
237	(b)	Snowflake Inc, Class A	47,163
1,000	(b)	Splunk Inc	152,350

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2023

Shares		Description (a)	Value

		Software & Services (continued)
1,641	(b)	Teradata Corp	$71,400
632	(b)	Trade Desk Inc/The, Class A	45,479
1,346	(b)	Twilio Inc, Class A	102,121
3,241	(b)	UiPath Inc, Class A	80,506
1,252	(b)	Unity Software Inc	51,194
410	(b)	Wix.com Ltd	50,438
1,207	(b)	Workday Inc, Class A	333,204
1,513	(b)	Ziff Davis Inc	101,658
2,638	(b)	Zoom Video Communications Inc, Class A	189,699
		Total Software & Services	31,308,694

		Technology Hardware & Equipment - 8.3%
108,834	(d)	Apple Inc	20,953,809
1,206	(b)	Arrow Electronics Inc	147,434
3,111		Avnet Inc	156,794
3,370	(b)	Ciena Corp	151,684
43,703		Cisco Systems Inc	2,207,875
1,796	(b)	Coherent Corp	78,180
5,255		Dell Technologies Inc, Class C	402,008
691	(b)	IPG Photonics Corp	75,001
1,617		Jabil Inc	206,006
1,321	(b)	Pure Storage Inc, Class A	47,107
		Total Technology Hardware & Equipment	24,425,898

		Telecommunication Services - 0.5%
1,094	(b)	United States Cellular Corp	45,445
37,283		Verizon Communications Inc	1,405,569
		Total Telecommunication Services	1,451,014

		Transportation - 1.7%
183		Avis Budget Group Inc	32,439
942		Copa Holdings SA, Class A	100,145
7,757	(b),(c)	Frontier Group Holdings Inc	42,353
1,506	(b)	GXO Logistics Inc	92,107
2,294		Knight-Swift Transportation Holdings Inc	132,249
397	(b)	Saia Inc	173,973
1,524		Spirit Airlines Inc	24,978
15,981	(b)	Uber Technologies Inc	983,950
6,904		Union Pacific Corp	1,695,760
9,091		United Parcel Service Inc, Class B	1,429,378
1,308	(b)	XPO Inc	114,568
		Total Transportation	4,821,900

		Utilities - 2.7%
2,745		ALLETE Inc	167,884
8,112		Avangrid Inc	262,910
5,370		Black Hills Corp	289,712
2,908		Brookfield Renewable Corp, Class A	83,721
5,568		Clearway Energy Inc, Class C	152,730
13,656		Consolidated Edison Inc	1,242,286
18,165		Duke Energy Corp	1,762,732
9,953		Essential Utilities Inc	371,745
3,823		IDACORP Inc	375,877
4,147		National Fuel Gas Co	208,055
6,703		New Jersey Resources Corp	298,820
18,838		NextEra Energy Inc	1,144,220
3,208		Northwestern Energy Group Inc	163,255
13,405		OGE Energy Corp	468,237
837		Otter Tail Corp	71,120
3,380		PNM Resources Inc	140,608

Shares		Description (a)					Value

		Utilities (continued)
7,972		Portland General Electric Co					$345,506
1,738		Southwest Gas Holdings Inc					110,102
1,283	(b)	Sunnova Energy International Inc					19,566
5,242		Vistra Corp					201,922
		Total Utilities					7,881,008

		Total Common Stocks (cost $115,745,635)					290,715,238

Shares		Description (a)					Value
		EXCHANGE-TRADED FUNDS - 1.5%
3,500		SPDR S&P 500 ETF Trust					$1,663,585
11,300	(c)	Vanguard Total Stock Market ETF					2,680,586
		Total Exchange-Traded Funds (cost $3,951,874)					4,344,171

Type		Description (e)	Number of Contracts	Notional Amount (f)	Exercise Price	Expiration Date	Value
		OPTIONS PURCHASED - 0.0%
Put		S&P 500 Index	17	$7,140,000	$4200	1/19/24	$2,168
		Total Options Purchased (cost $6,670)	17	$7,140,000			2,168

		Total Long-Term Investments (cost $119,704,179)					295,061,577

Shares		Description (a)			Coupon		Value
		INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING - 1.0%
2,933,198	(g)	State Street Navigator Securities Lending Government Money Market Portfolio			5.360%(h)		$2,933,198
		Total Investments Purchased with Collateral from Securities Lending (cost $2,933,198)					2,933,198

Principal Amount (000)		Description (a)			Coupon	Maturity	Value
		SHORT-TERM INVESTMENTS - 0.2%
		REPURCHASE AGREEMENTS - 0.2%
$ 544	(i)	Fixed Income Clearing Corp (FICC)			1.600%	1/02/24	$543,866
		Total Repurchase Agreements (cost $543,866)					543,866

		Total Short-Term Investments (cost $543,866)					543,866

		Total Investments (cost $123,181,243) - 102.0%					298,538,641

		Other Assets & Liabilities, Net - (2.0)%					(5,980,898)

		Net Assets Applicable to Common Shares - 100%					$292,557,743

Investments in Derivatives
Options Written

Type	Description(e)	Number of Contracts	Notional Amount (f)	Exercise Price	Expiration Date	Value
Call	S&P 500 Index	(25)	$(11,500,000)	$4,600	1/05/24	$(437,125)
Call	S&P 500 Index	(50)	(23,000,000)	4,600	1/12/24	(910,750)
Call	Russell 2000 Index	(20)	(4,100,000)	2,050	1/19/24	(55,100)
Call	S&P 500 Index	(50)	(23,375,000)	4,675	1/19/24	(610,500)
Call	S&P 500 Index	(35)	(16,450,000)	4,700	1/19/24	(355,075)
Call	S&P 500 Index	(25)	(11,812,500)	4,725	1/19/24	(205,500)
Call	S&P 500 Index	(40)	(19,100,000)	4,775	1/19/24	(196,200)

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2023

Type	Description(e)	Number of Contracts	Notional Amount (f)	Exercise Price	Expiration Date	Value
Call	S&P 500 Index	(17)	$(8,160,000)	$4,800	1/19/24	$(61,370)
Call	S&P 500 Index	(60)	(28,800,000)	4,800	1/31/24	(329,700)
Total Options Written (premiums received $1,769,196)		(322)	$(146,297,500)			$(3,161,320)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications
used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications
into sectors for reporting ease.

(a)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(c)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $2,853,286.
(d)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.
(e)	Exchange-traded, unless otherwise noted.
(f)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.
(g)
The Fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The collateral maintained by the Fund shall have a value, at the inception of each loan, equal to not less than 100% of the value of the loaned securities. The cash collateral received by the Fund is invested in this money market fund.

(h)	The rate shown is the one-day yield as of the end of the reporting period.
(i)
Agreement with Fixed Income Clearing Corporation, 1.600% dated 12/29/23 to be repurchased at $543,963 on 1/2/24, collateralized by Government Agency Securities, with coupon rate 2.875% and maturity date 5/15/32, valued at $554,747.

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust
S&P	Standard & Poor’s
SPDR	Standard & Poor’s Depositary Receipt
See Notes to Financial Statements

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund Portfolio of Investments December 31, 2023

Shares		Description (a)	Value
		LONG-TERM INVESTMENTS - 101.2%
		COMMON STOCKS - 100.0%

		Automobiles & Components - 3.5%
40,233		Ford Motor Co	$490,440
4,110		Lear Corp	580,373
48,771	(b),(c)	Lucid Group Inc	205,326
22,273	(b),(c)	QuantumScape Corp	154,798
22,972	(c)	Rivian Automotive Inc, Class A	538,923
163,806	(c)	Tesla Inc	40,702,515
		Total Automobiles & Components	42,672,375

		Capital Goods - 1.4%
39,235	(c)	Archer Aviation Inc, Class A	240,903
1,478	(c)	Axon Enterprise Inc	381,812
1,956	(c)	Boeing Co/The	509,851
9,138		Caterpillar Inc	2,701,832
3,812	(b),(c)	Enovix Corp	47,726
7,764		Fortive Corp	571,663
30,184		General Electric Co	3,852,384
584		HEICO Corp	104,460
2,990		Howmet Aerospace Inc	161,819
6,441	(b),(c)	Plug Power Inc	28,985
7,632		Rockwell Automation Inc	2,369,583
116		TransDigm Group Inc	117,346
4,996		United Rentals Inc	2,864,806
5,734		Vertiv Holdings Co, Class A	275,404
1,840		Watsco Inc	788,385
1,390		WW Grainger Inc	1,151,879
		Total Capital Goods	16,168,838

		Commercial & Professional Services - 0.6%
21,698	(c)	ACV Auctions Inc, Class A	328,725
634		Booz Allen Hamilton Holding Corp	81,095
9,596	(c)	EAS Segment	789,367
1,124		Equifax Inc	277,954
19,936		Robert Half Inc	1,752,773
7,070		Rollins Inc	308,747
4,378		Tetra Tech Inc	730,819
7,562		Waste Connections Inc	1,128,780
9,915		Waste Management Inc	1,775,776
		Total Commercial & Professional Services	7,174,036

		Consumer Discretionary Distribution & Retail - 6.9%
3,906	(c)	Abercrombie & Fitch Co, Class A	344,587
394,145	(c),(d)	Amazon.com Inc	59,886,391
5,446		American Eagle Outfitters Inc	115,237
940	(c)	AutoZone Inc	2,430,473
1,817	(c)	Burlington Stores Inc	353,370
1,711	(c)	Carvana Co	90,580
52,348	(c)	Coupang Inc	847,514
8,039		Dick’s Sporting Goods Inc	1,181,331
1,571		Dillard’s Inc, Class A	634,134
41,606		eBay Inc	1,814,854
12,343	(c)	Etsy Inc	1,000,400
2,402	(c)	Five Below Inc	512,010
5,972		Gap Inc/The	124,875
14,472		Genuine Parts Co	2,004,372
20,421		LKQ Corp	975,920

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2023

Shares		Description (a)	Value

		Consumer Discretionary Distribution & Retail (continued)
4,325		Lowe’s Cos Inc	$962,529
14,611	(c)	Ollie’s Bargain Outlet Holdings Inc	1,108,829
7,621		Pool Corp	3,038,569
4,547	(c)	Savers Value Village Inc	79,027
24,886		TJX Cos Inc/The	2,334,556
6,915		Tractor Supply Co	1,486,932
2,331	(c)	Ulta Beauty Inc	1,142,167
4,507	(c)	Wayfair Inc, Class A	278,082
3,191		Williams-Sonoma Inc	643,880
		Total Consumer Discretionary Distribution & Retail	83,390,619

		Consumer Durables & Apparel - 0.4%
2,696	(c)	Deckers Outdoor Corp	1,802,087
27,957		NIKE Inc, Class B	3,035,291
3,437	(c)	Skechers USA Inc, Class A	214,263
		Total Consumer Durables & Apparel	5,051,641

		Consumer Services - 3.1%
6,160	(c)	Booking Holdings Inc	21,850,875
1,740	(c)	Chipotle Mexican Grill Inc	3,979,310
21,002		Darden Restaurants Inc	3,450,629
433		Domino’s Pizza Inc	178,496
13,319	(c)	DraftKings Inc, Class A	469,495
602	(c)	Duolingo Inc	136,564
26,996		Hilton Worldwide Holdings Inc	4,915,702
4,279		McDonald’s Corp	1,268,766
10,345		Service Corp International/US	708,115
1,480		Wingstop Inc	379,738
		Total Consumer Services	37,337,690

		Consumer Staples Distribution & Retail - 2.2%
25,248	(c)	BJ’s Wholesale Club Holdings Inc	1,683,032
2,618		Casey’s General Stores Inc	719,269
210,528	(c)	HF Foods Group Inc	1,124,220
24,681		Kroger Co/The	1,128,168
22,357	(c)	Performance Food Group Co	1,545,987
25,877	(c)	Sprouts Farmers Market Inc	1,244,942
60,824		Sysco Corp	4,448,059
17,183		Target Corp	2,447,203
46,686	(c)	US Foods Holding Corp	2,120,011
59,706		Walmart Inc	9,412,651
		Total Consumer Staples Distribution & Retail	25,873,542

		Energy - 0.3%
4,902	(c)	Clean Energy Fuels Corp	18,775
666		ConocoPhillips	77,303
5,519		Hess Corp	795,619
32,582		NOV Inc	660,763
3,259		Pioneer Natural Resources Co	732,884
8,314		Schlumberger NV	432,660
5,484		Select Water Solutions Inc	41,624
21,805		TechnipFMC PLC	439,153
141		Texas Pacific Land Corp	221,715
698	(c)	Weatherford International PLC	68,285
		Total Energy	3,488,781

		Equity Real Estate Investment Trusts (REITs) - 0.2%
55,254		CubeSmart	2,561,023
		Total Equity Real Estate Investment Trusts (REITs)	2,561,023

Shares		Description (a)	Value

		Financial Services - 2.4%
3,005	(c)	Affirm Holdings Inc	$147,666
5,861	(c)	Berkshire Hathaway Inc, Class B	2,090,384
666	(c)	Coinbase Global Inc, Class A	115,831
11,527		Jack Henry & Associates Inc	1,883,627
8,130		Mastercard Inc, Class A	3,467,526
8,682		Moody’s Corp	3,390,842
19,418		Morgan Stanley	1,810,728
143,943	(c)	PayPal Holdings Inc	8,839,540
3,079		S&P Global Inc	1,356,361
11,343		SEI Investments Co	720,848
11,700	(c)	Toast Inc, Class A	213,642
17,825		Visa Inc, Class A	4,640,739
		Total Financial Services	28,677,734

		Food, Beverage & Tobacco - 3.1%
1,452		Archer-Daniels-Midland Co	104,863
1,462	(c)	Boston Beer Co Inc/The, Class A	505,253
70,834	(c)	Bridgford Foods Corp	775,632
35,266		Brown-Forman Corp, Class B	2,013,689
7,539	(c)	Bunge Global SA	761,062
10,507		Cal-Maine Foods Inc	602,997
37,908	(c)	Celsius Holdings Inc	2,066,744
97,069		Coca-Cola Co/The	5,720,276
190		Coca-Cola Consolidated Inc	176,396
7,494		Constellation Brands Inc, Class A	1,811,675
4,567	(c)	Freshpet Inc	396,233
40,685		General Mills Inc	2,650,221
853		Ingredion Inc	92,576
22,636	(c)	Laird Superfood Inc	20,599
17,629		Lamb Weston Holdings Inc	1,905,519
20,310		McCormick & Co Inc/MD	1,389,610
242,394	(c)	Monster Beverage Corp	13,964,318
10,703	(c)	Post Holdings Inc	942,506
15,193	(c)	Simply Good Foods Co/The	601,643
16,131	(c)	Sovos Brands Inc	355,366
12,843		Tyson Foods Inc, Class A	690,311
		Total Food, Beverage & Tobacco	37,547,489

		Health Care Equipment & Services - 1.8%
26,882		Abbott Laboratories	2,958,902
1,197	(c)	Align Technology Inc	327,978
13,236	(c)	Alphatec Holdings Inc	199,996
11,805	(c)	Axonics Inc	734,625
2,837		Becton Dickinson & Co	691,746
45,774	(c)	Boston Scientific Corp	2,646,195
9,791		Cardinal Health Inc	986,933
845		CENCORA INC	173,546
255		Cooper Cos Inc/The	96,502
10,457	(c)	Edwards Lifesciences Corp	797,346
768		Embecta Corp	14,538
1,777	(c)	Glaukos Corp	141,254
6,017	(c)	Guardant Health Inc	162,760
11,126	(c)	Inari Medical Inc	722,300
2,477	(c)	Inspire Medical Systems Inc	503,896
17,865	(c)	LENSAR Inc	62,706
4,308		McKesson Corp	1,994,518
313	(c)	Novocure Ltd	4,673
271	(c)	Penumbra Inc	68,167
2,672	(c)	PROCEPT BioRobotics Corp	111,984
2,655	(c)	RxSight Inc	107,050
5,192	(c)	Schrodinger Inc/United States	185,874

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2023

Shares		Description (a)	Value

		Health Care Equipment & Services (continued)
1,347	(c)	Shockwave Medical Inc	$256,684
19,914		Stryker Corp	5,963,446
20,982	(c)	Teladoc Health Inc	452,162
695	(c)	TransMedics Group Inc	54,856
929		UnitedHealth Group Inc	489,091
2,900	(c)	Veeva Systems Inc, Class A	558,308
4,183	(c)	Venus Concept Inc	4,852
		Total Health Care Equipment & Services	21,472,888

		Household & Personal Products - 0.2%
1,256		Colgate-Palmolive Co	100,116
4,331	(c)	elf Beauty Inc	625,137
1,884		Estee Lauder Cos Inc/The, Class A	275,535
11,199		Procter & Gamble Co/The	1,641,101
		Total Household & Personal Products	2,641,889

		Insurance - 0.0%
4,744	(b),(c)	Lemonade Inc	76,521
		Total Insurance	76,521

		Materials - 0.3%
4,212		Ball Corp	242,274
6,845	(c)	comScore Inc	114,311
4,584		Linde PLC	1,882,695
3,839		Sherwin-Williams Co/The	1,197,384
		Total Materials	3,436,664

		Media & Entertainment - 16.8%
439,779	(c)	Alphabet Inc, Class A	61,432,729
338,076	(c)	Alphabet Inc, Class C	47,645,051
642,116		Comcast Corp, Class A	28,156,787
6,551	(c)	Integral Ad Science Holding Corp	94,269
11,325	(c)	Lions Gate Entertainment Corp, Class A	123,442
10,553	(c)	Live Nation Entertainment Inc	987,761
37,991	(c)	Match Group Inc	1,386,672
160,569	(c)	Meta Platforms Inc	56,835,003
25,957		New York Times Co/The, Class A	1,271,633
6,270		News Corp, Class B	161,264
15,223	(c)	ROBLOX Corp, Class A	695,996
12,831	(c)	Roku Inc	1,176,089
42,393		Saga Communications Inc, Class A	943,668
8,142	(c)	TKO Group Holdings Inc	664,224
11,379		Walt Disney Co/The	1,027,410
		Total Media & Entertainment	202,601,998

		Pharmaceuticals, Biotechnology & Life Sciences - 5.0%
3,964	(c)	89bio Inc	44,278
21,953		Agilent Technologies Inc	3,052,126
66,016	(d)	Amgen Inc	19,013,928
803	(c)	Arcus Biosciences Inc	15,337
1,819	(c)	Arvinas Inc	74,870
4,186	(c)	Biohaven Ltd	179,161
1,796	(c)	BioMarin Pharmaceutical Inc	173,170
3,399	(c)	Blueprint Medicines Corp	313,524
4,277	(c)	Bridgebio Pharma Inc	172,662
2,012	(c)	Cerevel Therapeutics Holdings Inc	85,309
5,019	(c)	Charles River Laboratories International Inc	1,186,492
2,504	(c)	Cymabay Therapeutics Inc	59,144
5,067	(c)	Cytokinetics Inc	423,044
16,193		Danaher Corp	3,746,089

Shares		Description (a)	Value

		Pharmaceuticals, Biotechnology & Life Sciences (continued)
22,400	(c)	Day One Biopharmaceuticals Inc	$327,040
6,554	(c)	Editas Medicine Inc	66,392
2,706		Eli Lilly & Co	1,577,382
5,556	(c)	Exelixis Inc	133,288
172,825		Gilead Sciences Inc	14,000,553
48,226	(b),(c)	ImmunityBio Inc	242,095
2,239	(c)	ImmunoGen Inc	66,386
13,603	(c)	Insmed Inc	421,557
3,844	(c)	Ionis Pharmaceuticals Inc	194,468
7,172	(c)	Iovance Biotherapeutics Inc	58,308
22,160	(c)	Kura Oncology Inc	318,661
1,618	(c)	Madrigal Pharmaceuticals Inc	374,373
5,783	(c)	Mirati Therapeutics Inc	339,751
7,810	(c)	Neurocrine Biosciences Inc	1,029,046
13,272	(c)	Regeneron Pharmaceuticals Inc	11,656,665
4,581	(c)	Revance Therapeutics Inc	40,267
4,032	(c)	REVOLUTION Medicines Inc	115,638
14,185	(c)	Roivant Sciences Ltd	159,298
3,102	(c)	SpringWorks Therapeutics Inc	113,223
7,934	(c)	Twist Bioscience Corp	292,447
8,154	(c)	Ultragenyx Pharmaceutical Inc	389,924
193		West Pharmaceutical Services Inc	67,959
		Total Pharmaceuticals, Biotechnology & Life Sciences	60,523,855

		Semiconductors & Semiconductor Equipment - 19.5%
166,423	(c)	Advanced Micro Devices Inc	24,532,414
94,350		Analog Devices Inc	18,734,136
165,056		Applied Materials Inc	26,750,626
9,301	(c)	Axcelis Technologies Inc	1,206,247
37,356		Broadcom Inc	41,698,635
15,643	(c)	Cirrus Logic Inc	1,301,341
5,054	(c)	Credo Technology Group Holding Ltd	98,401
2,309	(c)	Enphase Energy Inc	305,111
10,198		Entegris Inc	1,221,924
6,555	(c)	First Solar Inc	1,129,295
2,690	(c)	FormFactor Inc	112,200
420,372		Intel Corp	21,123,693
37,130	(c)	Lattice Semiconductor Corp	2,561,599
13,569	(c)	MACOM Technology Solutions Holdings Inc	1,261,239
2,974	(b),(c)	Maxeon Solar Technologies Ltd	21,324
6,123		Monolithic Power Systems Inc	3,862,266
9,503	(c)	Navitas Semiconductor Corp	76,689
111,204		NVIDIA Corp	55,070,445
7,607	(c)	Onto Innovation Inc	1,163,110
12,494		Power Integrations Inc	1,025,882
12,202	(c)	Qorvo Inc	1,374,067
140,959		QUALCOMM Inc	20,386,900
11,536	(c)	Rambus Inc	787,332
9,889	(c)	Silicon Laboratories Inc	1,308,018
1,869	(c)	SiTime Corp	228,168
20,407		Skyworks Solutions Inc	2,294,155
16,275	(c)	SYNAPTICS INC	1,856,652
9,086		Taiwan Semiconductor Manufacturing Co Ltd, Sponsored ADR	944,944
3,690		Teradyne Inc	400,439
9,995		Universal Display Corp	1,911,644
		Total Semiconductors & Semiconductor Equipment	234,748,896

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2023

Shares		Description (a)	Value

		Software & Services - 15.9%
1,868	(c)	Appfolio Inc, Class A	$323,612
6,319	(c)	AppLovin Corp, Class A	251,812
16,176	(c)	Asana Inc	307,506
52,492	(c)	Autodesk Inc	12,780,752
4,846		Bentley Systems Inc, Class B	252,864
6,843	(c)	Braze Inc, Class A	363,569
11,942	(b),(c)	C3.ai Inc, Class A	342,855
9,383	(c)	Ceridian HCM Holding Inc	629,787
5,650	(c)	Cleanspark Inc	62,319
20,252	(c)	Confluent Inc, Class A	473,897
5,238	(c)	DocuSign Inc	311,399
15,187	(c)	DoubleVerify Holdings Inc	558,578
16,008	(c)	Dropbox Inc, Class A	471,916
20,808	(c)	Dynatrace Inc	1,137,989
2,978	(c)	Elastic NV	335,621
9,639	(c)	EngageSmart Inc	220,733
1,335	(c)	Fair Isaac Corp	1,553,953
3,646	(c)	Five9 Inc	286,904
14,290	(c)	Freshworks Inc, Class A	335,672
5,922	(c)	Gitlab Inc, Class A	372,849
8,062	(c)	Guidewire Software Inc	879,080
7,482	(c)	HashiCorp Inc, Class A	176,874
2,688	(c)	HubSpot Inc	1,560,492
3,345	(c)	Intapp Inc	127,177
9,067	(c)	Manhattan Associates Inc	1,952,306
5,006	(c)	Marathon Digital Holdings Inc	117,591
365,081		Microsoft Corp	137,285,059
393	(c)	MicroStrategy Inc, Class A	248,227
11,808	(c)	Nutanix Inc, Class A	563,124
40,479		Oracle Corp	4,267,701
80,164	(c)	Palantir Technologies Inc, Class A	1,376,416
1,053	(c)	Paylocity Holding Corp	173,587
7,008	(c)	Procore Technologies Inc	485,094
24,964	(c)	PTC Inc	4,367,701
4,804	(c)	Qualys Inc	942,929
3,549	(c)	Riot Platforms Inc	54,903
22,714	(c)	Salesforce Inc	5,976,962
21,736	(c)	SentinelOne Inc, Class A	596,436
6,953	(c)	ServiceNow Inc	4,912,225
5,606	(c)	Smartsheet Inc, Class A	268,079
16,980	(c)	Sprinklr Inc, Class A	204,439
7,614	(c)	Sprout Social Inc, Class A	467,804
6,834	(c)	Tenable Holdings Inc	314,774
2,332	(c)	Tyler Technologies Inc	975,056
36,872	(c)	UiPath Inc, Class A	915,900
9,566	(c)	Unity Software Inc	391,154
10,300	(c)	Varonis Systems Inc	466,384
1,869	(c)	Workiva Inc	189,760
4,315	(c)	Zoom Video Communications Inc, Class A	310,292
		Total Software & Services	191,942,113

		Technology Hardware & Equipment - 14.1%
742,091	(d)	Apple Inc	142,874,779
497,907		Cisco Systems Inc	25,154,262
8,099	(c)	Keysight Technologies Inc	1,288,470
		Total Technology Hardware & Equipment	169,317,511

		Telecommunication Services - 0.4%
51,989	(b),(c)	AST SpaceMobile Inc	313,494
32,495		Spok Holdings Inc	503,023
31,079		Telephone and Data Systems Inc	570,300

Shares	Description (a)	Value

Telecommunication Services (continued)
100,308	Verizon Communications Inc	$3,781,611
Total Telecommunication Services	5,168,428

Transportation - 0.7%
11,239	Delta Air Lines Inc	452,145
228	FedEx Corp	57,677
4,575	JB Hunt Transport Services Inc	913,811
26,971	(c)	Lyft Inc, Class A	404,295
2,687	Norfolk Southern Corp	635,153
1,881	(c)	Saia Inc	824,292
33,792	(c)	Uber Technologies Inc	2,080,574
10,994	Union Pacific Corp	2,700,346
4,685	(c)	XPO Inc	410,359
Total Transportation	8,478,652

Utilities - 1.2%
8,663	American Water Works Co Inc	1,143,429
15,430	Atmos Energy Corp	1,788,337
13,565	CMS Energy Corp	787,719
10,727	Consolidated Edison Inc	975,835
13,604	Duke Energy Corp	1,320,132
19,654	FirstEnergy Corp	720,516
17,908	NRG Energy Inc	925,844
69,334	PG&E Corp	1,250,092
3,827	Public Service Enterprise Group Inc	234,021
22,816	Sempra	1,705,040
52,824	Southern Co/The	3,704,019
13,645	(c)	Sunnova Energy International Inc	208,086
Total Utilities	14,763,070

Total Common Stocks (cost $407,610,692)	1,205,116,253

Shares	Description (a)	Value
EXCHANGE-TRADED FUNDS - 1.2%

58,000	Vanguard Total Stock Market ETF	$13,758,760
Total Exchange-Traded Funds (cost $13,379,869)	13,758,760

Type	Description (e)	Number of Contracts	Notional Amount (f)	Exercise Price	Expiration Date	Value
OPTIONS PURCHASED - 0.0%

Put	S&P 500 Index	70	$29,400,000	$4200	1/19/24	$8,925
Total Options Purchased (cost $27,466)	70	$29,400,000	8,925

Total Long-Term Investments (cost $421,018,027)	1,218,883,938

Shares	Description (a)	Coupon	Value
INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING - 0.1%

1,542,799	(g)	State Street Navigator Securities Lending Government Money Market Portfolio	5.360%(h)	$1,542,799
Total Investments Purchased with Collateral from Securities Lending (cost $1,542,799)	1,542,799

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2023

Principal Amount (000)		Description (a)	Coupon	Maturity	Value
		SHORT-TERM INVESTMENTS - 0.1%
		REPURCHASE AGREEMENTS - 0.1%
$1,610	(i)	Fixed Income Clearing Corp (FICC)	1.600%	1/02/24	$1,609,514
		Total Repurchase Agreements (cost $1,609,514)			1,609,514

		Total Short-Term Investments (cost $1,609,514)			1,609,514

		Total Investments (cost $424,170,340) - 101.4%			1,222,036,251

		Other Assets & Liabilities, Net - (1.4)%			(17,211,201)

		Net Assets Applicable to Common Shares - 100%			$1,204,825,050

Investments in Derivatives
Options Written

Type	Description(e)	Number of Contracts	Notional Amount (f)	Exercise Price	Expiration Date	Value
Call	Invesco QQQ Trust Series 1	(1,000)	$(38,978,000)	$390	1/05/24	$(2,005,000)
Call	Invesco QQQ Trust Series 1	(2,000)	(78,356,000)	392	1/12/24	(3,790,000)
Call	Invesco QQQ Trust Series 1	(2,500)	(99,945,000)	400	1/19/24	(3,187,500)
Call	Invesco QQQ Trust Series 1	(1,500)	(61,767,000)	412	1/19/24	(701,250)
Call	Russell 2000 Index	(100)	(20,500,000)	2,050	1/19/24	(275,500)
Call	S&P 500 Index	(140)	(65,800,000)	4,700	1/19/24	(1,420,300)
Call	S&P 500 Index	(70)	(33,600,000)	4,800	1/19/24	(252,700)
Call	NASDAQ 100 Stock INDEX	(35)	(58,275,000)	16,650	1/19/24	(1,229,375)
Call	NASDAQ 100 Stock INDEX	(40)	(67,200,000)	16,800	1/19/24	(1,010,000)
Call	S&P 500 Index	(140)	(67,200,000)	4,800	1/31/24	(769,300)
Total Options Written (premiums received $9,030,492)		(7,525)	$(591,621,000)			$(14,640,925)
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications
used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications
into sectors for reporting ease.

(a)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $1,418,741.
(c)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(d)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.
(e)	Exchange-traded, unless otherwise noted.
(f)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.
(g)
The Fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The collateral maintained by the Fund shall have a value, at the inception of each loan, equal to not less than 100% of the value of the loaned securities. The cash collateral received by the Fund is invested in this money market fund.

(h)	The rate shown is the one-day yield as of the end of the reporting period.
(i)
Agreement with Fixed Income Clearing Corporation, 1.600% dated 12/29/23 to be repurchased at $1,609,800 on 1/2/24, collateralized by Government Agency Securities, with coupon rate 2.875% and maturity date 5/15/32, valued at $1,641,759.

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust
S&P	Standard & Poor’s
See Notes to Financial Statements

JCE	Nuveen Core Equity Alpha Fund Portfolio of Investments December 31, 2023

Shares		Description (a)	Value
		LONG-TERM INVESTMENTS - 100.1%
		COMMON STOCKS - 99.6%

		Automobiles & Components - 1.1%
9,310	(b)	Tesla Inc	$2,313,349
		Total Automobiles & Components	2,313,349

		Banks - 1.9%
4,005		Bank of America Corp	134,849
31,400		Citigroup Inc	1,615,216
9,070		JPMorgan Chase & Co	1,542,807
82,410	(b)	NU Holdings Ltd/Cayman Islands, Class A	686,475
		Total Banks	3,979,347

		Capital Goods - 10.2%
750		3M Co	81,990
9,260		AGCO Corp	1,124,257
20,290		Crane NXT Co	1,153,892
12,950		Esab Corp	1,121,729
29,770		Flowserve Corp	1,227,119
6,200		General Dynamics Corp	1,609,954
15,280		General Electric Co	1,950,186
9,220		Honeywell International Inc	1,933,526
1,320		Hubbell Inc	434,188
4,650		Huntington Ingalls Industries Inc	1,207,326
23,750		Johnson Controls International plc	1,368,950
2,610		Lennox International Inc	1,168,027
3,740		Lockheed Martin Corp	1,695,118
54,910		MDU Resources Group Inc	1,087,218
3,040		Northrop Grumman Corp	1,423,146
13,650		Oshkosh Corp	1,479,797
34,940		Vertiv Holdings Co, Class A	1,678,168
		Total Capital Goods	21,744,591

		Commercial & Professional Services - 2.2%
14,640	(b)	EAS Segment	1,204,286
10,580		Leidos Holdings Inc	1,145,179
6,380		MSA Safety Inc	1,077,136
30,460		Rollins Inc	1,330,188
		Total Commercial & Professional Services	4,756,789

		Consumer Discretionary Distribution & Retail - 7.2%
58,260	(b),(c)	Amazon.com Inc	8,852,024
68,720	(b)	Coupang Inc	1,112,577
10,190		Home Depot Inc/The	3,531,345
20,110		TJX Cos Inc/The	1,886,519
		Total Consumer Discretionary Distribution & Retail	15,382,465

		Consumer Durables & Apparel - 1.5%
370		DR Horton Inc	56,233
16,250		NIKE Inc, Class B	1,764,262
36,810		Tapestry Inc	1,354,976
		Total Consumer Durables & Apparel	3,175,471

JCE	Nuveen Core Equity Alpha Fund (continued)
Portfolio of Investments December 31, 2023

Shares		Description (a)	Value

		Consumer Services - 1.7%
550	(b)	Booking Holdings Inc	$1,950,971
220		McDonald’s Corp	65,232
17,280		Starbucks Corp	1,659,053
		Total Consumer Services	3,675,256

		Consumer Staples Distribution & Retail - 2.2%
540		Costco Wholesale Corp	356,443
18,680		Sysco Corp	1,366,069
11,960		Target Corp	1,703,343
8,459		Walmart Inc	1,333,561
		Total Consumer Staples Distribution & Retail	4,759,416

		Diversified Financials - 0.2%
13,450	(b)	NCR Corp ATM	326,700
		Total Diversified Financials	326,700

		Energy - 3.9%
42,020		Baker Hughes Co	1,436,244
2,329		Chevron Corp	347,394
2,660		EOG Resources Inc	321,727
31,750		Exxon Mobil Corp	3,174,365
25,080		HF Sinclair Corp	1,393,695
11,980		Valero Energy Corp	1,557,400
		Total Energy	8,230,825

		Equity Real Estate Investment Trusts (REITs) - 1.2%
3,490		Cousins Properties Inc	84,982
8,130		Digital Realty Trust Inc	1,094,135
2,330		Host Hotels & Resorts Inc	45,365
26,470		Ventas Inc	1,319,265
		Total Equity Real Estate Investment Trusts (REITs)	2,543,747

		Financial Services - 7.3%
8,790		American Express Co	1,646,719
14,420	(b)	Berkshire Hathaway Inc, Class B	5,143,037
22,070	(b)	Block Inc	1,707,114
23,430		Fidelity National Information Services Inc	1,407,440
7,390	(b)	Fiserv Inc	981,688
12,310		Global Payments Inc	1,563,370
1,901		Mastercard Inc, Class A	810,796
22,380		Nasdaq Inc	1,301,173
4,400		Visa Inc, Class A	1,145,540
		Total Financial Services	15,706,877

		Food, Beverage & Tobacco - 3.2%
10,510	(b)	Bunge Global SA	1,060,985
20,870		Coca-Cola Co/The	1,229,869
15,710		PepsiCo Inc	2,668,186
20,100		Philip Morris International Inc	1,891,008
		Total Food, Beverage & Tobacco	6,850,048

		Health Care Equipment & Services - 5.6%
26,290	(b)	Boston Scientific Corp	1,519,825
11,880		Cardinal Health Inc	1,197,504
19,390	(b)	Centene Corp	1,438,932
3,780	(c)	Elevance Health Inc	1,782,497
16,030	(b)	Hologic Inc	1,145,344
2,970		Humana Inc	1,359,696
1,780	(b)	Insulet Corp	386,224

Shares		Description (a)	Value

		Health Care Equipment & Services (continued)
12,580		Medtronic PLC	$1,036,340
30,370	(b)	Teladoc Health Inc	654,473
2,880		UnitedHealth Group Inc	1,516,234
		Total Health Care Equipment & Services	12,037,069

		Household & Personal Products - 1.9%
14,550		Colgate-Palmolive Co	1,159,780
19,690		Procter & Gamble Co/The	2,885,373
		Total Household & Personal Products	4,045,153

		Insurance - 1.8%
11,150		Cincinnati Financial Corp	1,153,579
13,240		Loews Corp	921,371
8,870		Marsh & McLennan Cos Inc	1,680,599
		Total Insurance	3,755,549

		Materials - 1.8%
5,030		Air Products and Chemicals Inc	1,377,214
31,180	(b)	Axalta Coating Systems Ltd	1,059,185
9,300		PPG Industries Inc	1,390,815
		Total Materials	3,827,214

		Media & Entertainment - 7.5%
33,820	(b),(c)	Alphabet Inc, Class A	4,724,316
36,710	(b),(c)	Alphabet Inc, Class C	5,173,540
47,670		Comcast Corp, Class A	2,090,330
9,090	(b)	Meta Platforms Inc	3,217,496
10,240		Walt Disney Co/The	924,570
		Total Media & Entertainment	16,130,252

		Pharmaceuticals, Biotechnology & Life Sciences - 7.9%
17,060		AbbVie Inc	2,643,788
32,300		Bristol-Myers Squibb Co	1,657,313
2,070		Eli Lilly & Co	1,206,644
21,459		Johnson & Johnson	3,363,484
23,991		Merck & Co Inc	2,615,499
130	(b)	Mettler-Toledo International Inc	157,685
4,690	(b)	Neurocrine Biosciences Inc	617,954
60,290		Pfizer Inc	1,735,749
35,000		Royalty Pharma PLC	983,150
1,443		Thermo Fisher Scientific Inc	765,930
3,500		West Pharmaceutical Services Inc	1,232,420
		Total Pharmaceuticals, Biotechnology & Life Sciences	16,979,616

		Real Estate Management & Development - 0.2%
2,190	(b)	Jones Lang LaSalle Inc	413,625
		Total Real Estate Management & Development	413,625

		Semiconductors & Semiconductor Equipment - 5.9%
17,840	(b)	Allegro MicroSystems Inc	540,017
830		Broadcom Inc	926,488
15,130		Intel Corp	760,282
16,610		NVIDIA Corp	8,225,604
14,670		QUALCOMM Inc	2,121,722
		Total Semiconductors & Semiconductor Equipment	12,574,113

JCE	Nuveen Core Equity Alpha Fund (continued)
Portfolio of Investments December 31, 2023

Shares	Description (a)	Value

Software & Services - 12.3%
5,210	(b)	Adobe Inc	$3,108,286
750	(b)	Atlassian Corp Ltd, Class A	178,395
7,640	(b)	Cadence Design Systems Inc	2,080,907
7,940	(b)	DocuSign Inc	472,033
44,115	Microsoft Corp	16,589,005
11,421	(b)	Salesforce Inc	3,005,322
1,000	(b)	Synopsys Inc	514,910
8,640	(b)	Teradata Corp	375,926
Total Software & Services	26,324,784

Technology Hardware & Equipment - 9.3%
86,548	(c)	Apple Inc	16,663,086
42,190	Cisco Systems Inc	2,131,439
3,280	Motorola Solutions Inc	1,026,935
Total Technology Hardware & Equipment	19,821,460

Transportation - 0.1%
3,850	(b)	Alaska Air Group Inc	150,419
Total Transportation	150,419

Utilities - 1.5%
12,920	Evergy Inc	674,424
18,200	Sempra	1,360,086
20,300	Xcel Energy Inc	1,256,773
Total Utilities	3,291,283

Total Common Stocks (cost $167,582,749)	212,795,418

Shares	Description (a)	Value
EXCHANGE-TRADED FUNDS - 0.5%

2,285	iShares Core S&P 500 ETF	$1,091,385
Total Exchange-Traded Funds (cost $961,733)	1,091,385

Type	Description (d)	Number of Contracts	Notional Amount (e)	Exercise Price	Expiration Date	Value
OPTIONS PURCHASED - 0.0%
Put	S&P 500 Index	8	$3,360,000	$4200	1/19/24	$1,020
Total Options Purchased (cost $3,139)	8	$3,360,000	1,020

Total Long-Term Investments (cost $168,547,621)	213,887,823

Principal Amount (000)	Description (a)	Coupon	Maturity	Value
SHORT-TERM INVESTMENTS - 0.2%
REPURCHASE AGREEMENTS - 0.2%
$ 352	(f)	Fixed Income Clearing Corp (FICC)	1.600%	1/02/24	$352,017
Total Repurchase Agreements (cost $352,017)	352,017

Total Short-Term Investments (cost $352,017)	352,017

Total Investments (cost $168,899,638) - 100.3%	214,239,840

Other Assets & Liabilities, Net - (0.3)%	(570,606)

Net Assets Applicable to Common Shares - 100%	$213,669,234

Investments in Derivatives
Options Written

Type	Description(d)	Number of Contracts	Notional Amount (e)	Exercise Price	Expiration Date	Value
Call	Russell 2000 Index	(10)	$(2,050,000)	$2,050	1/19/24	$(27,550)
Call	S&P 500 Index	(20)	(9,400,000)	4,700	1/19/24	(202,900)
Call	S&P 500 Index	(30)	(14,250,000)	4,750	1/19/24	(193,500)
Call	S&P 500 Index	(25)	(12,000,000)	4,800	1/19/24	(90,250)
Total Options Written (premiums received $148,242)		(85)	$(37,700,000)			$(514,200)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications
used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications
into sectors for reporting ease.

(a)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(c)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.
(d)	Exchange-traded, unless otherwise noted.
(e)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.
(f)
Agreement with Fixed Income Clearing Corporation, 1.600% dated 12/29/23 to be repurchased at $352,079 on 1/2/24, collateralized by Government Agency Securities, with coupon rate 2.875% and maturity date 5/15/32, valued at $359,059.

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust
S&P	Standard & Poor’s
See Notes to Financial Statements

Statement of Assets and Liabilities

December 31, 2023	BXMX	DIAX	SPXX	QQQX	JCE
ASSETS

Long-term investments, at value † ‡	$1,445,759,666	$595,385,878	$295,061,577	$1,218,883,938	$213,887,823
Investments purchased with collateral from securities lending, at value (cost approximates value)	571,823	910,821	2,933,198	1,542,799	-
Short-term investments, at value ¸	62,475,000	1,028,999	543,866	1,609,514	352,017
Cash	-	-	1,277	-	-
Cash denominated in foreign currencies ^	553	-	-	-	-
Receivables:
Dividends	1,346,172	214,025	223,545	211,817	193,384
Interest	27,645	137	73	215	47
Reclaims	2,213	-	-	329	-
Deferred offering costs	-	-	212,709	36,674	-
Other	346,848	55,016	63,054	143,573	41,068

Total assets	1,510,529,920	597,594,876	299,039,299	1,222,428,859	214,474,339
LIABILITIES
Cash overdraft	26,432,496	-	-	-	-
Written options, at value #	29,372,135	6,326,250	3,161,320	14,640,925	514,200
Payables:
Management fees	1,028,497	425,531	202,701	842,428	164,657
Collateral from securities lending	571,823	910,821	2,933,198	1,542,799	-
Accrued expenses:
Custodian fees	72,732	36,510	51,588	64,029	36,135
Investor relations	180,521	79,241	44,198	158,290	24,461
Trustees fees	340,746	59,435	55,468	138,122	43,275
Professional fees	12,647	5,971	4,427	10,571	3,748
Shareholder reporting expenses	102,507	48,131	28,362	95,804	18,510
Shareholder servicing agent fees	163	120	124	163	119
Shelf offering costs	-	-	170	43,537	-
Other	25,052	5,450	–	67,141	–

Total liabilities	58,139,319	7,897,460	6,481,556	17,603,809	805,105

Net assets applicable to common shares	$1,452,390,601	$589,697,416	$292,557,743	$1,204,825,050	$213,669,234

Common shares outstanding	104,165,286	36,366,913	17,960,021	48,826,783	16,084,218
Net asset value (“NAV”) per common share outstanding	$13.94	$16.22	$16.29	$24.68	$13.28
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
Common shares, $0.01 par value per share	$1,041,653	$363,669	$179,600	$488,268	$160,842
Paid-in capital	498,649,133	214,192,677	117,730,825	415,539,940	168,468,420
Total distributable earnings (loss)	952,699,815	375,141,070	174,647,318	788,796,842	45,039,972
Net assets applicable to common shares	$1,452,390,601	$589,697,416	$292,557,743	$1,204,825,050	$213,669,234
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited

† Long-term investments, cost	$472,674,465	$219,812,715	$119,704,179	$421,018,027	$168,547,621

¸ Short-term investments, cost	$62,475,000	$1,028,999	$543,866	$1,609,514	$352,017

‡ Includes securities loaned of	$542,055	$880,798	$2,853,286	$1,418,741	$–

# Written options, premiums received	$18,134,727	$3,539,608	$1,769,196	$9,030,492	$148,242

^ Cash denominated in foreign currencies, cost	$536	$–	$–	$–	$–

See Notes to Financial Statements

Statement of Operations

Year Ended December 31, 2023	BXMX	DIAX	SPXX	QQQX	JCE

INVESTMENT INCOME
Dividends	$23,489,945	$12,606,830	$4,650,348	$10,128,283	$3,080,909
Interest	1,195,450	23,619	11,645	46,723	9,097
Securities lending income, net	30,070	2,492	33,053	79,910	153
Tax withheld	(62,185)	–	(1,000)	(7,870)	–
Total investment income	24,653,280	12,632,941	4,694,046	10,247,046	3,090,159

EXPENSES
Management fees	11,720,779	4,938,219	2,324,589	9,375,678	1,873,902
Shareholder servicing agent fees	924	610	304	641	320
Interest expense	90,928	866	638	14,907	706
Trustees fees	50,915	20,844	10,282	40,843	7,333
Custodian expenses	101,105	46,533	91,904	88,062	49,093
Investor relations expenses	263,604	120,744	68,357	241,936	41,360
Professional fees	129,170	85,152	65,825	125,120	66,923
Shareholder reporting expenses	146,041	72,809	50,372	144,504	32,659
Stock exchange listing fees	31,687	10,968	9,677	–	7,355
Other	246,545	133,397	55,675	328,162	13,902

Total expenses	12,781,698	5,430,142	2,677,623	10,359,853	2,093,553

Net investment income (loss)	11,871,582	7,202,799	2,016,423	(112,807)	996,606

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) from:
Investments	71,087,372	44,508,309	25,845,287	171,170,159	5,865,459
Written options	(64,188,719)	(36,025,816)	(17,718,688)	(127,634,999)	(3,443,165)
Foreign currency transactions	504	–	–	–	–
Net realized gain (loss)	6,899,157	8,482,493	8,126,599	43,535,160	2,422,294

Change in unrealized appreciation (depreciation) on:
Investments	249,318,823	31,672,322	39,899,041	297,126,137	37,772,549
Written options	(26,901,319)	(4,664,741)	(2,252,036)	(13,045,299)	(651,805)
Foreign currency translations	213	–	–	–	–
Net change in unrealized appreciation (depreciation)	222,417,717	27,007,581	37,647,005	284,080,838	37,120,744

Net realized and unrealized gain (loss)	229,316,874	35,490,074	45,773,604	327,615,998	39,543,038

Net increase (decrease) in net assets applicable to common shares from operations	$241,188,456	$42,692,873	$47,790,027	$327,503,191	$40,539,644

See Notes to Financial Statements

Statement of Changes in Net Assets

	BXMX		DIAX

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22
OPERATIONS
Net investment income (loss)	$11,871,582	$9,828,657	$7,202,799	$7,248,390
Net realized gain (loss)	6,899,157	130,874,764	8,482,493	26,781,810
Net change in unrealized appreciation (depreciation)	222,417,717	(324,625,247)	27,007,581	(61,332,721)

Net increase (decrease) in net assets applicable to common shares from operations	241,188,456	(183,921,826)	42,692,873	(27,302,521)

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(71,581,067)	(98,466,148)	(10,665,642)	(40,345,882)
Return of Capital	(26,959,293)	–	(31,039,934)	(1,359,694)

Total distributions	(98,540,360)	(98,466,148)	(41,705,576)	(41,705,576)

CAPITAL SHARE TRANSACTIONS

Common shares:

Reinvestments of distributions	986,113	–	–	–

Net increase (decrease) applicable to common shares from capital share transactions	986,113	–	–	–
Net increase (decrease) in net assets applicable to common shares	143,634,209	(282,387,974)	987,297	(69,008,097)
Net assets applicable to common shares at the beginning of the period	1,308,756,392	1,591,144,366	588,710,119	657,718,216

Net assets applicable to common shares at the end of the period	$1,452,390,601	$1,308,756,392	$589,697,416	$588,710,119

See Notes to Financial Statements

	SPXX		QQQX

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22
OPERATIONS
Net investment income (loss)	$2,016,423	$2,227,889	$(112,807)	$403,565
Net realized gain (loss)	8,126,599	20,649,764	43,535,160	104,349,228
Net change in unrealized appreciation (depreciation)	37,647,005	(70,181,751)	284,080,838	(480,763,794)

Net increase (decrease) in net assets applicable to common shares from operations	47,790,027	(47,304,098)	327,503,191	(376,011,001)

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(13,323,270)	(20,756,114)	(59,281,400)	(93,184,576)
Return of Capital	(7,797,715)	-	(22,507,046)	-

Total distributions	(21,120,985)	(20,756,114)	(81,788,446)	(93,184,576)

CAPITAL SHARE TRANSACTIONS

Common shares:

Proceeds from shelf offering, net of offering costs	(7,370)	10,181,265	7,390,865	81,420,803
Reinvestments of distributions	135,722	223,858	2,001,708	2,625,827

Net increase (decrease) applicable to common shares from capital share transactions	128,352	10,405,123	9,392,573	84,046,630
Net increase (decrease) in net assets applicable to common shares	26,797,394	(57,655,089)	255,107,318	(385,148,947)
Net assets applicable to common shares at the beginning of the period	265,760,349	323,415,438	949,717,732	1,334,866,679

Net assets applicable to common shares at the end of the period	$292,557,743	$265,760,349	$1,204,825,050	$949,717,732

See Notes to Financial Statements

	JCE

	Year Ended 12/31/23	Year Ended 12/31/22
OPERATIONS
Net investment income (loss)	$996,606	$1,534,041
Net realized gain (loss)	2,422,294	(1,637,397)
Net change in unrealized appreciation (depreciation)	37,120,744	(47,326,005)

Net increase (decrease) in net assets applicable to common shares from operations	40,539,644	(47,429,361)

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(1,294,889)	(32,669,229)
Return of Capital	(19,292,910)	(4,773,720)

Total distributions	(20,587,799)	(37,442,949)

CAPITAL SHARE TRANSACTIONS
Common shares:

Reinvestments of distributions	149,097	396,514

Net increase (decrease) applicable to common shares from capital share transactions	149,097	396,514
Net increase (decrease) in net assets applicable to common shares	20,100,942	(84,475,796)
Net assets applicable to common shares at the beginning of the period	193,568,292	278,044,088

Net assets applicable to common shares at the end of the period	$213,669,234	$193,568,292

See Notes to Financial Statements

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Financial Highlights

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations			Less Distributions to Common Shareholders				Common Share

	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Return of Capital	Total	Shelf Offering Costs	Premium per Share Sold through Shelf Offering	Net Asset Value, End of Period	Share Price, End of Period
BXMX
12/31/23	$12.57	$0.11	$2.20	$2.31	$(0.11)	$(0.57)	$(0.26)	$(0.94)	$–	$–	$13.94	$12.83
12/31/22	15.29	0.09	(1.86)	(1.77)	(0.10)	(0.85)	–	(0.95)	–	–	12.57	12.65
12/31/21	13.75	0.04	2.36	2.40	(0.07)	(0.41)	(0.38)	(0.86)	–	–	15.29	14.65
12/31/20	13.68	0.15	0.80	0.95	(0.12)	–	(0.76)	(0.88)	–(c)	–(c)	13.75	12.88
12/31/19	12.61	0.16	1.84	2.00	(0.16)	–	(0.77)	(0.93)	–(c)	–(c)	13.68	13.75
DIAX
12/31/23	16.19	0.20	0.98	1.18	(0.20)	(0.10)	(0.85)	(1.15)	–	–	16.22	14.00
12/31/22	18.09	0.20	(0.95)	(0.75)	(0.20)	(0.91)	(0.04)	(1.15)	–	–	16.19	15.51
12/31/21	16.65	0.17	2.36	2.53	(0.17)	(0.16)	(0.76)	(1.09)	–	–	18.09	17.77
12/31/20	18.20	0.22	(0.66)	(0.44)	(0.22)	(0.81)	(0.08)	(1.11)	–(c)	–(c)	16.65	15.20
12/31/19	16.90	0.27	2.21	2.48	(0.27)	–	(0.91)	(1.18)	–(c)	–(c)	18.20	17.66
SPXX
12/31/23	14.80	0.11	2.56	2.67	(0.12)	(0.63)	(0.43)	(1.18)	–	–	16.29	15.04
12/31/22	18.70	0.13	(2.85)	(2.72)	(0.13)	(1.05)	–	(1.18)	–	–	14.80	16.12
12/31/21	16.17	0.11	3.40	3.51	(0.11)	(0.60)	(0.27)	(0.98)	–(c)	–(c)	18.70	18.60
12/31/20	16.27	0.15	0.75	0.90	(0.15)	–	(0.85)	(1.00)	–(c)	–(c)	16.17	15.24
12/31/19	14.42	0.17	2.74	2.91	(0.18)	–	(0.88)	(1.06)	–(c)	–(c)	16.27	16.47
QQQX
12/31/23	19.61	–(c)	6.74	6.74	–	(1.22)	(0.46)	(1.68)	–(c)	0.01	24.68	23.15
12/31/22	29.63	0.01	(8.06)	(8.05)	(0.01)	(1.96)	–	(1.97)	–	–	19.61	20.43
12/31/21	26.32	(0.06)	5.12	5.06	–	(0.78)	(1.01)	(1.79)	–(c)	0.04	29.63	30.65
12/31/20	24.12	0.04	3.70	3.74	(0.01)	–	(1.55)	(1.56)	–(c)	0.02	26.32	26.01
12/31/19	20.27	0.06	5.33	5.39	(0.05)	–	(1.51)	(1.56)	–(c)	0.02	24.12	24.05

(a)	Based on average shares outstanding.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on Net Asset Value(b)	Based on Share Price(b)	Net Assets, End of Period (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate

18.84%	9.05%	$1,452,391	0.91%	0.85%	16%
(11.63)	(7.09)	1,308,756	0.89	0.70	6
17.80	20.75	1,591,144	0.89	0.31	7
7.92	1.16	1,431,454	0.91	1.14	22
16.16	22.08	1,422,672	0.91	1.18	4

7.67	(2.18)	589,697	0.94	1.25	12
(3.92)	(5.93)	588,710	0.93	1.20	15
15.45	24.60	657,718	0.92	0.96	8
(1.49)	(6.73)	605,601	0.94	1.40	27
14.94	17.07	661,255	0.95	1.49	6

18.45	0.75	292,558	0.94	0.71	21
(14.70)	(6.79)	265,760	0.92	0.78	32
22.15	29.03	323,415	0.90	0.61	26
6.60	(0.24)	277,949	0.93	1.03	20
20.62	25.40	275,280	0.99	1.11	8

35.03	21.78	1,204,825	0.92	(0.01)	35
(27.68)	(27.25)	949,718	0.92	0.04	36
19.85	25.39	1,334,867	0.90	(0.21)	32
16.61	15.66	1,092,308	0.94	0.15	20
27.33	28.73	951,945	0.91	0.25	11

(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at Common Share NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	Value rounded to zero.

See Notes to Financial Statements

Financial Highlights (continuted)

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Return of Capital	Total	Premium per Share Sold through Shelf Offering	Net Asset Value, End of Period	Share Price, End of Period
JCE
12/31/23	$12.04	$0.06	$2.46	$2.52	$(0.06)	$(0.02)	$(1.20)	$(1.28)	$–	$13.28	$13.55
12/31/22	17.33	0.10	(3.06)	(2.96)	(0.10)	(1.93)	(0.30)	(2.33)	–	12.04	13.54
12/31/21	15.21	0.01	3.95	3.96	(0.07)	(1.77)	–	(1.84)	–	17.33	18.58
12/31/20	15.04	0.14	0.96	1.10	(0.10)	(0.83)	–	(0.93)	–(c)	15.21	14.07
12/31/19	12.68	0.09	3.27	3.36	(0.10)	(0.55)	(0.35)	(1.00)	–	15.04	14.62

(a)	Based on average shares outstanding.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at Common Share NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on Net Asset Value(b)	Based on Share Price(b)	Net Assets, End of Period (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate

21.68%	10.60%	$213,669	1.02%		0.48%		105%
(17.30)	(14.07)	193,568	1.00		0.66		92
26.91	47.15	278,044	0.98		0.09		104
8.42	3.62	243,790	1.17	(d)	1.00	(d)	169
26.96	30.26	241,024	1.01		0.64		35

(c)	Value rounded to zero.
(d)
During the period ended December 31, 2020, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with a common shares equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement from Adviser. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement from Adviser were as follows:

Ratios to Average Net Assets
	Expenses	NII (Loss)

12/31/20	1.23%	0.94%

See Notes to Financial Statements

Notes to Financial Statements

1.	General Information
Fund Information:
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) or Nasdaq National Market (“Nasdaq”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen S&P 500 Buy-Write Income Fund (BXMX)

•	Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

•	Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

•	Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

•	Nuveen Core Equity Alpha Fund (JCE)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified
(non-diversified
for DIAX and QQQX)
closed-end
management investment companies. Shares of BXMX, DIAX, SPXX and JCE are traded on the NYSE while shares of QQQX are traded on the Nasdaq. BXMX, DIAX, SPXX, QQQX and JCE were organized as Massachusetts business trusts on July 23, 2004, May 20, 2014, November 11, 2004, May 20, 2014 and January 9, 2007, respectively.
Current Fiscal Period:
The end of the reporting period for the Funds is December 31, 2023, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2023 (the “current fiscal period”).
Investment Adviser and
Sub-Adviser:
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory
agreements with Gateway Investment Advisers, LLC (“Gateway”), under which Gateway manages BXMX’s investment portfolio and Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, under which NAM manages the investment portfolios of DIAX, SPXX, QQQX and JCE.
Developments Regarding the Funds’ Control Share
By-Law:
On October 5, 2020, the Funds and certain other
closed-end
funds in the Nuveen fund complex amended their
by-laws.
Among other things, the amended
by-laws
included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws)
shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share
By-Law”).
On January 14, 2021, a shareholder of certain Nuveen
closed-end
funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share
By-Laws
violate the 1940 Act, rescission of such fund’s Control Share
By-Laws
and a permanent injunction against such funds applying the Control Share
By-Laws.
On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share
By-Laws
and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share
By-Laws
violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Funds’ Board of Trustees (the “Board”) amended the Fund’s by-laws
to provide that the Funds’ Control Share
By-Law
shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Fund’s Control Share
By-Law
will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit. On November 30, 2023, the U.S. Court of Appeals for the Second Circuit upheld the opinion of the District Court.

2.	Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation:
The Funds pay no compensation directly to those of its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders:
Distributions to common shareholders are recorded on the
ex-dividend
date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Board, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from each Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a non-taxable
distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed a Fund’s total return on NAV, the difference will reduce NAV per share. If a Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by a Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.
Foreign Currency Transactions and Translation:
To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.
The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency transactions” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of foreign currency translations” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
Foreign Taxes:
The Funds may be subject to foreign taxes on income, gains on investments or foreign currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.
Indemnifications:
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income:
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend
date or, for certain foreign securities, when information is available.
Non-cash
dividends received in the form of stock, if any, are recognized on the ex-dividend
date and recorded at fair value. Interest income is recorded on an accrual basis. Interest income also reflects payment-in-kind
(“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.
Netting Agreements:
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. With respect to certain counterparties, in accordance with the terms of the netting agreements, collateral posted to the Funds is held in a segregated account by the Funds’ custodian and/or with respect to those amounts which can be sold or repledged, are presented in the Funds’ Portfolio of Investments or Statement of Assets and Liabilities.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described later in these Notes to Financials.
New Accounting Pronouncement:
In March 2020, FASB issued Accounting Standards Update (“ASU”)
2020-04,
Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31,

Notes to Financial Statements
(continued)

2022. In December 2022, FASB deferred ASU
2022-04
and issued ASU
2022-06,
Reference Rate Reform: Deferral of the Sunset Date of Topic 848, which extends the application of the amendments through December 31, 2024. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.
New Accounting Pronouncement:
In June 2022, the FASB issued ASU
2022-03
to clarify the guidance in Topic 820, Fair Value Measurement (“Topic 820”). The amendments in ASU
2022-03
affect all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. ASU
2022-03
(1) clarifies the guidance in Topic 820, when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of equity security, (2) amends a related illustrative example, and (3) introduces new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. For public business entities, the amendments in ASU
2022-03
are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2024, and interim periods within those fiscal years. Early adoption is permitted for both interim and annual financial statements that have not yet been issued or made available for issuance. During the current fiscal period, the Funds adopted the new guidance and there was no material impact to the Funds.

3.	Investment Valuation and Fair Value Measurements
The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Adviser, subject to oversight of the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).

Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their last reported sales price or official closing price of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last reported sales price or official closing price on the principal exchange where traded, and converted to U.S. dollars at the prevailing rates of exchange on the valuation date. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Adviser, subject to the oversight of the Board. To the extent these securities are actively traded and no valuation adjustments are applied, they are generally classified as Level 1. When valuation adjustments are applied to the most recent last sales price or official closing price, these securities are generally classified as Level 2.
Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or an evaluated price provided by the pricing services and are generally classified as Level 1 or 2.
Purchased and written options traded and listed on a national market or exchange are valued at the mean of the closing bid and asked prices and are generally classified as Level 1.
Over-the-counter
(“OTC”) options are
marked-to-market
daily based upon a price supplied by a pricing service. OTC options are generally classified as Level 2.
Investments in investment companies are valued at their respective NAVs or share price on the valuation date and are generally classified as Level 1.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
For any portfolio security or derivative for which market quotations are not readily available or for which the Adviser deems the valuations derived using the valuation procedures described above not to reflect fair value, the Adviser will determine a fair value in good faith using alternative procedures approved by the Adviser, subject to the oversight of the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

BXMX	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Common Stocks	$1,445,759,666	$–	$–	$1,445,759,666
Investments Purchased with Collateral from Securities Lending	571,823	–	–	571,823
Short-Term Investments:
Repurchase Agreements	–	62,475,000	–	62,475,000
Investments in Derivatives:
Options Written	(29,372,135)	–	–	(29,372,135)

Total	$1,416,959,354	$62,475,000	$–	$1,479,434,354

DIAX	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Common Stocks	$587,934,534	$–	$–	$587,934,534
Exchange-Traded Funds	7,446,881	–	–	7,446,881
Options Purchased	4,463	–	–	4,463
Investments Purchased with Collateral from Securities Lending	910,821	–	–	910,821
Short-Term Investments:
Repurchase Agreements	–	1,028,999	–	1,028,999
Investments in Derivatives:
Options Written	(6,326,250)	–	–	(6,326,250)

Total	$589,970,449	$1,028,999	$–	$590,999,448

SPXX	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Common Stocks	$290,715,238	$–	$–	$290,715,238
Exchange-Traded Funds	4,344,171	–	–	4,344,171
Options Purchased	2,168	–	–	2,168
Investments Purchased with Collateral from Securities Lending	2,933,198	–	–	2,933,198
Short-Term Investments:
Repurchase Agreements	–	543,866	–	543,866
Investments in Derivatives:
Options Written	(3,161,320)	–	–	(3,161,320)

Total	$294,833,455	$543,866	$–	$295,377,321

QQQX	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Common Stocks	$1,205,116,253	$–	$–	$1,205,116,253
Exchange-Traded Funds	13,758,760	–	–	13,758,760
Options Purchased	8,925	–	–	8,925
Investments Purchased with Collateral from Securities Lending	1,542,799	–	–	1,542,799
Short-Term Investments:
Repurchase Agreements	–	1,609,514	–	1,609,514
Investments in Derivatives:
Options Written	(14,640,925)	–	–	(14,640,925)

Total	$1,205,785,812	$1,609,514	$–	$1,207,395,326

Notes to Financial Statements
(continued)

JCE	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Common Stocks	$212,795,418	$–	$–	$212,795,418
Exchange-Traded Funds	1,091,385	–	–	1,091,385
Options Purchased	1,020	–	–	1,020
Short-Term Investments:
Repurchase Agreements	–	352,017	–	352,017
Investments in Derivatives:
Options Written	(514,200)	–	–	(514,200)

Total	$213,373,623	$352,017	$–	$213,725,640

4.	Portfolio Securities
Repurchase Agreements:
In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-term Investments, at Value	Collateral Pledged (From) Counterparty

BXMX	Fixed Income Clearing Corporation	$62,475,000	$63,724,519
DIAX	Fixed Income Clearing Corporation	1,028,999	1,049,636
SPXX	Fixed Income Clearing Corporation	543,866	554,747
QQQX	Fixed Income Clearing Corporation	1,609,514	1,641,759
JCE	Fixed Income Clearing Corporation	352,017	359,059

Securities Lending:
Each Fund may lend securities representing up to
one-third
of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, a Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The loans are continuous, can be recalled at any time, and have no set maturity. The Funds’ custodian, State Street Bank and Trust Company, serves as the securities lending agent (the “Agent”).
When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending upon the asset type of the loaned securities. Collateral for the loaned securities is invested in a government money market vehicle maintained by the Agent, which is subject to the requirements of Rule
2a-7
under the 1940 Act. The value of the loaned securities and the liability to return the cash collateral received are recognized on the Statement of Assets and Liabilities. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund, which is also recognized on the Statement of Assets and Liabilities. Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. During the term of the loan, the Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.
Securities lending income recognized by a Fund consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is recognized on the Statement of Operations.
As of the end of the current reporting period, the total value of the loaned securities and the total value of collateral received were as follows:

Fund	Asset Class out on Loan	Long-Term Investments, at Value	Total Collateral Received

BXMX	Common Stocks	$ 542,055	$ 571,823
DIAX	Exchange-Traded Funds	880,798	910,821

SPXX	Common Stocks	223,228	239,057
	Exchange-Traded Funds	2,630,058	2,694,141

Total		2,853,286	2,933,198

QQQX	Common Stocks	1,418,741	1,542,799

Purchases and Sales:
Long-term purchases and sales during the current fiscal period were as follows:

Fund	Non-U.S. Government Purchases	Non-U.S. Government Sales

BXMX	$220,300,183	$400,469,923
DIAX	70,893,666	143,885,185
SPXX	59,096,670	96,534,872
QQQX	393,086,804	597,299,756
JCE	217,072,222	239,532,012

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

5.	Derivative Investments
Each Fund is authorized to invest in certain derivative instruments. As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Investments in derivatives as of the end of and/or during the current fiscal period, if any, are included within the Statement of Assets and Liabilities and the Statement of Operations, respectively.
Options Transactions:
The Funds may purchase (buy) or write (sell) put and call options on specific securities (including groups or “baskets” of specific securities), interest rates, stock indices and/or bond indices (each a “financial instrument”). Options can be settled either directly with the counterparty (over the counter) or through a central clearing house (exchange traded). Call and put options give the holder the right, in return for a premium paid, to purchase or sell, respectively, a financial instrument at a specified exercise price at any time during the period of the option.
When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as an asset on the Statement of Asset and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a liability on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as in unrealized appreciation (depreciation) on the Statement of Operations. When an option expires, the premiums received or paid are recognized as realized gains or losses on the Statement of Operations. When an option is exercised or a closing purchase transaction is entered into, the difference between the premium and the amount received or paid in a closing transaction is recognized as a realized gain or loss on the Statement of Operations.
The market risk associated with purchasing options is limited to the premium paid. The Fund, as writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.
During the current fiscal period, BXMX wrote call options on equity indices as per its stated strategy, with the notional amount of these options averaging 99% of the Fund’s assets.
During the current fiscal period, DIAX, SPXX, QQQX and JCE, each wrote call options on equity indices as per its stated dynamic overwriting strategy with the notional amounts of these options ranging from approximately
35-75%
of each Fund’s assets. DIAX, SPXX and QQQX also purchased put and call options as part of their overwrite strategy.
The average notional amount of outstanding options purchased during the current fiscal period, was as follows:

Fund	Average Notional Amount of Purchased Options Contracts Outstanding *

DIAX	$8,979,000
SPXX	2,115,000
QQQX	7,269,000
JCE	743,900

*
The average notional amount is calculated based on the outstanding notional amount of contracts at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The average notional amount of outstanding options written during the current fiscal period, was as follows:

Notes to Financial Statements
(continued)

Fund	Average Notional Amount of Written Options Contracts Outstanding *

BXMX	$(1,392,310,500)
DIAX	(288,541,000)
SPXX	(138,619,500)
QQQX	(551,705,200)
JCE	(56,520,000)

*
The average notional amount is calculated based on the outstanding notional amount of contracts at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

As of the end of the reporting period, the following Funds have invested in derivative contracts which are reflected in the Statement of Assets and Liabilities as follows:

		Asset Derivatives		Liability Derivatives

Derivative Instrument	Risk Exposure	Location	Value	Location	Value

BXMX
Options Written	Equity	–	$–	Options written, at value	$ (29,372,135)

DIAX
Options Purchased	Equity	Long–term investments, at value	4,463	–
Options Written	Equity	–	–	Options written, at value	(6,326,250)

SPXX
Options Purchased	Equity	Long–term investments, at value	2,168	–
Options Written	Equity	–	–	Options written, at value	(3,161,320)

QQQX
Options Purchased	Equity	Long–term investments, at value	8,925	–
Options Written	Equity	–	–	Options written, at value	(14,640,925)

JCE
Options Purchased	Equity	Long–term investments, at value	1,020	–
Options Written	Equity	–	–	Options written, at value	(514,200)

During the current fiscal period, the effect of derivative contracts on the Funds’ Statement of Operations was as follows:

Derivative Instrument	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)

BXMX
Written options	Equity	$(64,188,719)	$(26,901,319)

DIAX
Purchased options	Equity	(83,569)	8,193
Written options	Equity	(36,025,816)	(4,664,741)

SPXX
Purchased options	Equity	(39,347)	4,229
Written options	Equity	(17,718,688)	(2,252,036)

QQQX
Purchased options	Equity	(78,401)	(1,077)
Written options	Equity	(127,634,999)	(13,045,299)

JCE
Purchased options	Equity	–	(2,119)
Written options	Equity	(3,443,165)	(651,805)

Market and Counterparty Credit Risk:
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

6.	Fund Shares
Common Shares Equity Shelf Programs and Offering Costs:
The following Funds have filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing each Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during prior fiscal periods.
Under this Shelf Offering, the Funds, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above each Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.
Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under each Fund’s Shelf Offering during the Funds’ current and prior fiscal period were as follows:

	SPXX		QQQX

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22

Maximum aggregate offering	$4,993,317	$4,993,317	Unlimited	$–
Common shares sold	–	639,749	297,524	3,280,964
Offering proceeds, net of offering costs	$(7,370)	$10,181,265	$7,390,865	$81,420,803

Notes to Financial Statements
(continued)

Costs incurred by the Funds in connection with their initial shelf registrations are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining after the effectiveness of the initial shelf registration will be expensed. Costs incurred by the Fund to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.
Common Share Transactions:
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	BXMX		SPXX

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22

Common Shares:
Sold through shelf offering	–	–	–	639,749
Issued to shareholders due to reinvestment of distributions	78,449	–	8,862	14,838

Total	78,449	–	8,862	654,587

Weighted average common share:
Premium to NAV per shelf offering common share sold	–%	–%	–%	1.77%

	QQQX		JCE

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22

Common Shares:
Sold through shelf offering	297,524	3,280,964	–	–
Issued to shareholders due to reinvestment of distributions	91,486	109,290	11,591	25,025

Total	389,010	3,390,254	11,591	25,025

Weighted average common share:
Premium to NAV per shelf offering common share sold	3.84%	2.37%	–%	–%

7.	Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.
Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to distribution reallocations, foreign currency transactions, investments in partnerships, net operating losses, and return of capital and long–term capital gain distributions received from portfolio investments. Temporary and permanent differences have no impact on a Fund’s net assets.
As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BXMX	$506,844,858	$976,451,217	$(3,861,721)	$972,589,496
DIAX	215,858,378	380,448,871	(5,307,801)	375,141,070
SPXX	120,730,003	178,308,645	(3,661,327)	174,647,318
QQQX	418,598,485	801,271,236	(12,474,394)	788,796,842
JCE	168,644,323	47,574,646	(2,493,329)	45,081,317

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.
As of year end, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Late-Year Loss Deferrals	Other Book-to-Tax Differences	Total

BXMX	$–	$–	$972,589,753	$(19,889,938)	$–	$–	$952,699,815

DIAX	–	–	375,141,070	–	–	–	375,141,070

SPXX	–	–	174,647,318	–	–	–	174,647,318

QQQX	–	–	788,796,842	–	–	–	788,796,842

JCE	–	–	45,081,317	–	–	(41,345)	45,039,972
The tax character of distributions paid was as follows:

	12/31/23			12/31/22
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital

BXMX	$30,129,140	$41,451,927	$26,959,293	$37,065,603	$61,400,545	$–

DIAX	7,202,799	3,462,843	31,039,934	17,416,496	22,929,386	1,359,694

SPXX	2,037,532	11,285,738	7,797,715	2,223,255	18,532,859	–

QQQX	5,025,099	54,256,301	22,507,046	18,109,243	75,075,333	–

JCE	1,015,219	279,670	19,292,910	27,672,785	4,996,444	4,773,720
As of year end, the Funds had capital loss carryforwards, which will not expire:

Fund	Short-Term	Long-Term	Total

BXMX	$19,889,938	$–	$19,889,938

DIAX	–	–	–

SPXX	–	–	–

QQQX	–	–	–

JCE	–	–	–
As of year end, the Funds utilized the following capital loss carryforwards:

Fund	Utilized

BXMX	$–

DIAX	–

SPXX	–

QQQX	–

JCE	1,485,191

8.	Management Fees and Other Transactions with Affiliates
The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Gateway and NAM are compensated for their services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedules:

Notes to Financial Statements
(continued)

Average Daily Managed Assets*	BXMX	DIAX	SPXX	QQQX	JCE
For the first $500 million	0.7000%	0.7000%	0.6600%	0.6900%	0.7500%
For the next $500 million	0.6750	0.6750	0.6350	0.6650	0.7250
For the next $500 million	0.6500	0.6500	0.6100	0.6400	0.7000
For the next $500 million	0.6250	0.6250	0.5850	0.6150	0.6750
For managed assets over $2 billion	0.6000	0.6000	0.5600	0.5900	0.6500
The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of December 31, 2023, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee

BXMX	0.1602%

DIAX	0.1602%

SPXX	0.1602%

QQQX	0.1602%

JCE	0.1602%
Other Transactions with Affiliates:
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the Funds engaged in cross-trades pursuant to these procedures as follows:

Fund	Purchases	Sales	Realized Gain (Loss)

BXMX	$–	$–	$–

DIAX	–	–	–

Fund	Purchases	Sales	Realized Gain (Loss)

SPXX	$5,245,386	$58,461	$34,356

QQQX	4,846,802	8,688,318	1,693,080

JCE	16,546,672	4,996,295	325,382

9.	Inter-Fund Borrowing and Lending
Inter-Fund Borrowing and Lending:
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

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Shareholder Update
(Unaudited)
CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUNDS
NUVEEN S&P 500 BUY-WRITE INCOME FUND (BXMX)
Investment Objective
The Fund’s investment objective is to seek attractive total return with less volatility than the S&P 500 Index.
Investment Policies
Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in a diversified equity portfolio made up of securities comprising the S&P 500 Index (or securities that have economic characteristics that are similar to those securities comprising the S&P 500 Index) that seeks to substantially replicate price movements of the S&P 500 Index and is designed to support the Fund’s option strategy.
Under normal circumstances, the Fund expects to invest substantially all (at least 90%) of its Managed Assets (as defined below) in its equity portfolio or otherwise in pursuit of its investment objective.
The Fund employs a constant “buy-write” option strategy whereby the Fund’s sub-adviser sells (writes) index call options on a continuous basis on substantially the full value of the Fund’s equity portfolio. The Fund targets a constant overwrite level (i.e., the ratio of the notional value of index call options sold by the Fund to the market value of the Fund’s equity portfolio) of 100% of the value of its equity portfolio. The Fund’s use of a buy-write strategy, which is also commonly referred to as a buy-write income strategy, is intended to produce cash flow for the Fund in the form of premiums on the options written. In exchange for this cash flow (the income component of a buy-write strategy), the Fund’s total return may be reduced relative to the S&P 500 Index in rising markets and may be enhanced relative to the S&P 500 Index in flat or declining markets, in each case consistent with the Fund’s investment objective to seek attractive total return with less volatility than the S&P 500 Index.
“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal market conditions:

•
As a fundamental policy, the Fund may not concentrate (i.e., invest more than 25% of its total assets) in securities of issuers in any one industry, except that the Fund will be concentrated in an industry or group of industries to the extent the S&P 500 Index is concentrated in an industry or group of industries (Industry Concentration Policy).

•	The Fund may invest no more than 10% of its Managed Assets in short-term, high quality fixed-income securities.

•
The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in its equity portfolio, such policy may not be changed without 60 days’ prior written notice to Common Shareholders.
However, the Fund’s fundamental Industry Concentration Policy may not be changed without the approval of the holders of a majority of the outstanding common shares. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund expects to invest in a portfolio of individual common stocks designed to replicate the risk and return profile, and thereby substantially replicate price movements, of the S&P 500 Index. The Fund may also invest in other investment companies, including exchange-traded fund (“ETFs”), that provide similar exposure to individual common stocks consistent with the Fund’s investment objective. Common stock generally represents an equity ownership interest in an issuer, without preference over and with a lower priority than any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks usually carry voting rights and earn dividends. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity, as such the company may or may not pay dividends. Dividends on common stocks are declared at the discretion of the company’s board. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.
In carrying out its option strategy, the Fund may write index call options on the S&P 500 Index and other broad-based indices and may, if the Fund’s sub-adviser deems conditions appropriate, write call options on a variety of other equity market indices. As the seller of an index call option, the Fund receives a premium from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the index over

Shareholder Update
(Unaudited) (continued)

the exercise price upon the exercise of the call option or the expiration date. If, at expiration, the purchaser exercises the index option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.
The Fund may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality.
The Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association, Student Loan Marketing Association, U.S. Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only if its sub-adviser determines that the credit risk with respect to such obligations is minimal.
The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies.
The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily.
The Fund may invest in securities of non-U.S. issuers that are U.S. dollar-denominated, which may include securities of issuers located, or conducting their business, in emerging market countries. The Fund will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security predominately trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. Furthermore, a country is considered to be an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies and the potential for rapid economic growth. The Fund considers a country an emerging market country based on the determination of an international organization, such as the IMF, or an unaffiliated, recognized financial data provider.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts and options thereon, swaps (with varying terms, including interest rate swaps and credit default swaps), options on interest rates, options on indices, options on swaps, options on currencies and other fixed-income derivative instruments that may have the economic effect of leverage.
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940 Act, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).
The Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under the Fund’s securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.
Use of Leverage
As a non-fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as the issuance of preferred shares of beneficial interest or debt instruments. However, the Fund may borrow for temporary or emergency purposes and may enter into certain derivatives transactions that have the economic effect of leverage.

Temporary Defensive Periods
During temporary defensive periods the Fund may deviate from its investment objective and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest any portion of its Managed Assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Fund may not achieve its investment objectives during such periods.

Shareholder Update
(Unaudited) (continued)

NUVEEN DOW 30
SM
DYNAMIC OVERWRITE FUND (DIAX)
Investment Objective
The Fund’s investment objective is to seek attractive total return with less volatility than the Dow Jones Industrial Average (the “DJIA”).
Investment Policies
Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in the thirty stocks included in the DJIA in approximately the amount such stocks are weighted in the DJIA and/or in other securities or financial instruments with economic characteristics that are similar to the thirty stocks included in the DJIA that are intended to correlate with the price movements of the DJIA.
Under normal circumstances, the Fund expects to invest substantially all (at least 90%) of its Managed Assets (as defined below) in its equity portfolio or otherwise in pursuit of its investment objective.
The Fund’s sub-adviser constructs the Fund’s equity portfolio by purchasing the common stock of each company included in the DJIA in approximately the amounts stocks are weighted in the DJIA. The Fund will periodically rebalance its holdings of DJIA stocks in order to more closely approximate each stock’s weighting in the DJIA. The Fund’s sub-adviser will consider the tax consequences of certain transactions within the Fund’s equity portfolio and intends to manage the portfolio in a tax-efficient manner by taking, for example, capital losses when possible to offset realized capital gains. The Fund’s sub-adviser will rebalance and adjust the Fund’s equity portfolio as necessary for tracking and tax management purposes.
The Fund employs a dynamic options “overwrite” strategy whereby the Fund’s sub-adviser sells (writes) call options on a varying percentage of the market value of the Fund’s equity portfolio based on its market outlook. Pursuant to this option strategy, under normal circumstances, the Fund sells (writes) index call options, call options on custom baskets of securities, and call options on individual securities. In addition to a primary emphasis on writing call options to reduce downside risk and volatility of the Fund’s equity portfolio, the Fund’s option strategy as a secondary emphasis seeks additional return opportunities by capitalizing on inefficiencies in the options market through a variety of means including the use of call spreads, purchasing call options, and selling put options.
The Fund targets an overwrite level (i.e., the ratio of the notional value of call options sold by the Fund to the market value of the Fund’s equity portfolio) of 55% of the value of its equity portfolio over time, and the overwrite level will vary, based on market conditions, between 35% to 75% of the value of its equity portfolio.
“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal market conditions:

•
As a fundamental policy, the Fund may not concentrate (i.e., invest more than 25% of its total assets) in securities of issuers in any one industry, except that if 25% or more of the securities in the DIJA are issued by companies in one industry, the Fund will concentrate in that industry unless the Fund would need to avoid concentration in order to implement its investment strategy as it relates to avoiding the adverse tax treatment associated with straddle positions (Industry Concentration Policy).

•	The Fund may invest no more than 10% of its Managed Assets in short-term, high quality fixed-income securities.

•
The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in its equity portfolio, such policy may not be changed without 60 days’ prior written notice to shareholders.
However, the Fund’s fundamental Industry Concentration Policy may not be changed without the approval of the holders of a majority of the outstanding common shares. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund will invest in the thirty common stocks included in the DJIA in approximately the amount such stocks are weighted in the DJIA. The Fund may also invest in other securities or financial instruments with economic characteristics that are similar to the thirty stocks included in the DJIA that are intended to correlate with the price movements of the DJIA. The Fund may also invest in other investment companies, including ETFs, that provide similar exposure to individual common stocks consistent with the Fund’s investment objective. Common stock generally represents an equity ownership interest in an issuer, without preference over and with a lower priority than any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks usually carry voting rights and earn dividends. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity, as such the company may or may not pay dividends. Dividends on common stocks are declared at the discretion of the company’s board. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.
As part of its option strategy, the Fund sells (writes) index call options, call options on custom baskets of securities, and covered or uncovered call options on individual securities. An option contract is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the reference instrument (or the cash) upon payment of the exercise price or to pay the exercise price upon delivery of the reference instrument (or the cash). Upon exercise of an index option, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be “covered,” meaning that the party required to deliver the reference instrument if the option is exercised owns that instrument (or has set aside sufficient assets to meet its obligation to deliver the instrument). Options may be listed on an exchange or traded in the over-the-counter (“OTC”) market. In general, exchange-traded options have standardized exercise prices and expiration dates and may require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller but are subject to counterparty risk. The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses to the Fund. OTC options also involve greater liquidity risk. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes limited.
In carrying out its option strategy, the Fund may write index call options on the DJIA and other broad-based indices and may, if the Fund’s sub-adviser deems conditions appropriate, write call options on a variety of other equity market indices. As the seller of an index call option, the Fund receives a premium from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the index over the exercise price upon the exercise of the call option or the expiration date. If, at expiration, the purchaser exercises the index option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.
The Fund may also write call options on custom baskets of securities. A custom basket call option is an OTC option with a counterparty whose value is linked to the market value of a portfolio of underlying securities and is collateralized by a portion of the Fund’s equity portfolio. In designing the custom basket call options, the Fund’s sub-adviser will primarily select assets not held by the Fund. In order to minimize the difference between the returns of the underlying securities in the custom basket (commonly referred to as a tracking error), the Fund’s sub-adviser will use optimization calculations when selecting the individual securities for inclusion in the custom basket.
The Fund may also write single name call options, both covered and “naked” or uncovered, on individual stocks. A call option written by the Fund on an individual security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration. The Fund, in effect, sells the potential appreciation in the value of the security subject to the call option in exchange for the premium. The Fund may execute a closing purchase transaction with respect to an option it has sold and sell another option (with either a different exercise price or expiration date or both). The Fund’s objective in entering into such a closing transaction will be to optimize net index option premiums. The cost of a closing transaction may reduce the net option premiums realized from the sale of the option. This reduction could be offset, at least in part, by appreciation in the value of the underlying security held in the Fund’s equity portfolio, and by the opportunity to realize additional premium income from selling a new option.
The Fund may also purchase call options. A call option entitles the purchaser, in return for the premium paid, to purchase specified securities at a specified price during the option period. Because the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than if it had invested the same amount in the security directly.
The Fund may also use call spreads as part of its option strategy. A call spread involves the sale of a call option and the corresponding purchase of a call option on the same underlying instrument with the same expiration date but with different exercise prices. The call spreads utilized by the Fund generally will generate less net option premium than writing calls, but limit the overall risk of the strategy by capping the Fund’s liability from the written call while simultaneously allowing for additional upside above the strike price of the purchased call.
The Fund may also use put options as part of its option strategy. A put option gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying instrument (or the cash value of the index) at a stated price (the “exercise price”) at any time before the option expires. The purchase price for a put option is the “premium” paid by the purchaser for the right to sell. When the Fund sells a put option on an underlying instrument and the underlying instrument decreases in value, the purchaser of the put option has the right to exercise the option, obligating the Fund to purchase the underlying instrument at an exercise price that is higher than the prevailing market price. The Fund collects option premium income when it sells the put option. If the underlying instrument increases in value, the purchaser of the put option is unlikely to exercise the option since the prevailing market price will be higher than the exercise price. Accordingly, the Fund retains all put premium income collected during market advances.

Shareholder Update
(Unaudited) (continued)

The Fund may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality.
The Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association, Student Loan Marketing Association, U.S. Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only if its sub-adviser determines that the credit risk with respect to such obligations is minimal.
The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies.
The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily.
The Fund may invest in securities of non-U.S. issuers that are U.S. dollar-denominated, which may include securities of issuers located, or conducting their business, in emerging market countries. The Fund will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security predominately trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. Furthermore, a country is considered to be an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies and the potential for rapid economic growth. The Fund considers a country an emerging market country based on the determination of an international organization, such as the IMF, or an unaffiliated, recognized financial data provider.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts and options thereon, swaps (with varying terms, including interest rate swaps and credit default swaps), options on interest rates, options on indices, options on swaps, options on currencies and other fixed-income derivative instruments that may have the economic effect of leverage.
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.
The Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under the Fund’s securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.
Use of Leverage
As a non-fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as the issuance of preferred shares of beneficial interest or debt instruments. However, the Fund may borrow for temporary or emergency purposes and may enter into certain derivatives transactions that have the economic effect of leverage.
Temporary Defensive Periods
During temporary defensive periods the Fund may deviate from its investment objective and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest any portion of its Managed Assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Fund may not achieve its investment objective during such periods.

NUVEEN S&P 500 DYNAMIC OVERWRITE FUND (SPXX)
Investment Objective
The Fund’s investment objective is to seek attractive total return with less volatility than the S&P 500 Index.
Investment Policies
Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in a diversified equity portfolio made up of securities comprising the S&P 500 Index (or securities that have economic characteristics that are similar to those securities comprising the S&P 500 Index) that seeks to substantially replicate price movements of the S&P 500 Index and is designed to support the Fund’s option strategy.
Under normal circumstances, the Fund expects to invest substantially all (at least 90%) of its Managed Assets (as defined below) in its equity portfolio or otherwise in pursuit of its investment objective.
The Fund’s sub-adviser uses a multi-factor quantitative model, which will consider opportunities to engage in tax-loss harvesting (i.e., periodically selling positions that have depreciated in value to realize capital losses that can be used to offset capital gains realized by the Fund) and other tax management considerations to improve after-tax shareholder outcomes, to construct the Fund’s equity portfolio.
The Fund employs a dynamic options “overwrite” strategy whereby the Fund’s sub-adviser sells (writes) call options on a varying percentage of the market value of the Fund’s equity portfolio based on its market outlook. Pursuant to this option strategy, under normal circumstances, the Fund sells (writes) index call options, call options on custom baskets of securities, and call options on individual securities. In addition to a primary emphasis on writing call options to reduce downside risk and volatility of the Fund’s equity portfolio, the Fund’s option strategy as a secondary emphasis seeks additional return opportunities by capitalizing on inefficiencies in the options market through a variety of means including the use of call spreads and selling put option
The Fund targets an overwrite level (i.e., the ratio of the notional value of call options sold by the Fund to the market value of the Fund’s equity portfolio) of 55% of the value of its equity portfolio over time, and the overwrite level will vary, based on market conditions, between 35% to 75% of the value of its equity portfolio.
“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal market conditions:

•
As a fundamental policy, the Fund may not concentrate (i.e., invest more than 25% of its total assets) in securities of issuers in any one industry, except that the Fund will be concentrated in an industry or group of industries to the extent the S&P 500 Index is concentrated in an industry or group of industries unless the Fund would need to avoid concentration in order to implement its investment strategy as it relates to avoiding the adverse tax treatment associated with straddle positions (Industry Concentration Policy).

•	The Fund may invest no more than 10% of its Managed Assets in short-term, high quality fixed-income securities.

•
The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in its equity portfolio, such policies may not be changed without 60 days’ prior written notice to shareholders.
However, the Fund’s fundamental Industry Concentration Policy may not be changed without the approval of the holders of a majority of the outstanding common shares. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund will invest in a portfolio of individual common stocks designed to replicate the risk and return profile, and thereby substantially replicate price movements of the S&P 500 Index. The Fund may also invest in other investment companies, including ETFs, that provide similar exposure to individual common stocks consistent with the Fund’s investment objective. Common stock generally represents an equity ownership interest in an issuer, without preference over and with a lower priority than any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks usually carry voting rights and earn dividends. Common stocks fluctuate in price in response to

Shareholder Update
(Unaudited) (continued)

many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity, as such the company may or may not pay dividends. Dividends on common stocks are declared at the discretion of the company’s board. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.
As part of its option strategy, the Fund sells (writes) index call options, call options on custom baskets of securities, and covered or uncovered call options on individual securities. An option contract is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the reference instrument (or the cash) upon payment of the exercise price or to pay the exercise price upon delivery of the reference instrument (or the cash). Upon exercise of an index option, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be “covered,” meaning that the party required to deliver the reference instrument if the option is exercised owns that instrument (or has set aside sufficient assets to meet its obligation to deliver the instrument). Options may be listed on an exchange or traded in the OTC market. In general, exchange-traded options have standardized exercise prices and expiration dates and may require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller but are subject to counterparty risk. The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses to the Fund. OTC options also involve greater liquidity risk. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes limited.
In carrying out its option strategy, the Fund may write index call options on the S&P 500 Index and other broad-based indices and may, if the Fund’s sub-adviser deems conditions appropriate, write call options on a variety of other equity market indices. As the seller of an index call option, the Fund receives a premium from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the index over the exercise price upon the exercise of the call option or the expiration date. If, at expiration, the purchaser exercises the index option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.
The Fund may also write call options on custom baskets of securities. A custom basket call option is an OTC option with a counterparty whose value is linked to the market value of a portfolio of underlying securities and is collateralized by a portion of the Fund’s equity portfolio. In designing the custom basket call options, the Fund’s sub-adviser will primarily select assets not held by the Fund. In order to minimize the difference between the returns of the underlying securities in the custom basket (commonly referred to as a tracking error), the Fund’s sub-adviser will use optimization calculations when selecting the individual securities for inclusion in the custom basket.
The Fund may also write single name call options, both covered and “naked” or uncovered, on individual stocks. A call option written by the Fund on an individual security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration. The Fund, in effect, sells the potential appreciation in the value of the security subject to the call option in exchange for the premium. The Fund may execute a closing purchase transaction with respect to an option it has sold and sell another option (with either a different exercise price or expiration date or both). The Fund’s objective in entering into such a closing transaction will be to optimize net index option premiums. The cost of a closing transaction may reduce the net option premiums realized from the sale of the option. This reduction could be offset, at least in part, by appreciation in the value of the underlying security held in the Fund’s equity portfolio, and by the opportunity to realize additional premium income from selling a new option.
The Fund may also use call spreads as part of its option strategy. A call spread involves the sale of a call option and the corresponding purchase of a call option on the same underlying instrument with the same expiration date but with different exercise prices. The call spreads utilized by the Fund generally will generate less net option premium than writing calls, but limit the overall risk of the strategy by capping the Fund’s liability from the written call while simultaneously allowing for additional upside above the strike price of the purchased call.
The Fund may also use put options as part of its option strategy. A put option gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying instrument (or the cash value of the index) at a stated price (the “exercise price”) at any time before the option expires. The purchase price for a put option is the “premium” paid by the purchaser for the right to sell. When the Fund sells a put option on an underlying instrument and the underlying instrument decreases in value, the purchaser of the put option has the right to exercise the option, obligating the Fund to purchase the underlying instrument at an exercise price that is higher than the prevailing market price. The Fund collects option premium income when it sells the put option. If the underlying instrument increases in value, the purchaser of the put option is unlikely to exercise the option since the prevailing market price will be higher than the exercise price. Accordingly, the Fund retains all put premium income collected during market advances.
The Fund may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality.
The Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association, Student Loan Marketing Association, U.S. Postal Service, Small Business

Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only if its sub-adviser determines that the credit risk with respect to such obligations is minimal.
The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies.
The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily.
The Fund may invest in securities of non-U.S. issuers that are U.S. dollar-denominated, which may include securities of issuers located, or conducting their business, in emerging market countries. The Fund will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security predominately trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. Furthermore, a country is considered to be an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies and the potential for rapid economic growth. The Fund considers a country an emerging market country based on the determination of an international organization, such as the IMF, or an unaffiliated, recognized financial data provider.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts and options thereon, swaps (with varying terms, including interest rate swaps and credit default swaps), options on interest rates, options on indices, options on swaps, options on currencies and other fixed-income derivative instruments that may have the economic effect of leverage.
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.
The Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under the Fund’s securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.
Use of Leverage
As a non-fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as the issuance of preferred shares of beneficial interest or debt instruments. However, the Fund may borrow for temporary or emergency purposes and may enter into certain derivatives transactions that have the economic effect of leverage.
Temporary Defensive Periods
During temporary defensive periods the Fund may deviate from its investment objective and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest any portion of its Managed Assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Fund may not achieve its investment objective during such periods.

Shareholder Update
(Unaudited) (continued)

NUVEEN NASDAQ 100 DYNAMIC OVERWRITE FUND (QQQX)
Investment Objective
The Fund’s investment objective is to seek attractive total return with less volatility than the Nasdaq 100 Index.
Investment Policies
Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in an equity portfolio made up of securities comprising the Nasdaq 100 Index (or securities that have economic characteristics that are similar to those securities comprising the Nasdaq 100 Index) that seeks to substantially replicate price movements of the Nasdaq 100 Index and is designed to support the Fund’s option strategy.
Under normal circumstances, the Fund expects to invest substantially all (at least 90%) of its Managed Assets (as defined below) in its equity portfolio or otherwise in pursuit of its investment objective.
The Fund’s sub-adviser uses a multi-factor quantitative model, which will consider opportunities to engage in tax-loss harvesting (i.e., periodically selling positions that have depreciated in value to realize capital losses that can be used to offset capital gains realized by the Fund) and other tax management considerations to improve after-tax shareholder outcomes, to construct the Fund’s equity portfolio.
The Fund employs a dynamic options “overwrite” strategy whereby the Fund’s sub-adviser sells (writes) call options on a varying percentage of the market value of the Fund’s equity portfolio based on its market outlook. Pursuant to this option strategy, under normal circumstances, the Fund sells (writes) index call options, call options on custom baskets of securities, and call options on individual securities. In addition to a primary emphasis on writing call options to reduce downside risk and volatility of the Fund’s equity portfolio, the Fund’s option strategy as a secondary emphasis seeks additional return opportunities by capitalizing on inefficiencies in the options market through a variety of means including the use of call spreads and selling put options.
The Fund targets an overwrite level (i.e., the ratio of the notional value of call options sold by the Fund to the market value of the Fund’s equity portfolio) of 55% of the value of its equity portfolio over time, and the overwrite level will vary, based on market conditions, between 35% to 75% of the value of its equity portfolio.
“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal market conditions:

•
As a fundamental policy, the Fund may not concentrate (i.e., invest more than 25% of its total assets) in securities of issuers in any one industry, except that if 25% or more of the securities in the Nasdaq 100 Index are issued by companies in one industry, the Fund will concentrate in that industry unless the Fund would need to avoid concentration in order to implement its investment strategy as it relates to avoiding the adverse tax treatment associated with straddle positions (Industry Concentration Policy).

•	The Fund may invest no more than 10% of its Managed Assets in short-term, high quality fixed-income securities.

•
The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in the equity portfolio, such policy may not be changed without 60 days’ prior written notice to shareholders.
However, the Fund’s fundamental Industry Concentration Policy may not be changed without the approval of the holders of a majority of the outstanding common shares. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund will invest in a portfolio of individual common stocks designed to replicate the risk and return profile, and thereby substantially replicate price movements of the Nasdaq 100 Index. The Fund may also invest in other investment companies, including ETFs, that provide similar exposure to individual common stocks consistent with the Fund’s investment objective. Common stock generally represents an equity ownership interest in an issuer, without preference over and with a lower priority than any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks usually carry voting rights and earn dividends. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity, as such the company may or may not pay dividends. Dividends on common stocks are declared at the discretion of the company’s board. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.
As part of its option strategy, the Fund sells (writes) index call options, call options on custom baskets of securities, and covered or uncovered call options on individual securities. An option contract is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the reference instrument (or the cash) upon payment of the exercise price or to pay the exercise price upon delivery of the reference instrument (or the cash). Upon exercise of an index option, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be “covered,” meaning that the party required to deliver the reference instrument if the option is exercised owns that instrument (or has set aside sufficient assets to meet its obligation to deliver the instrument). Options may be listed on an exchange or traded in the OTC market. In general, exchange-traded options have standardized exercise prices and expiration dates and may require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller but are subject to counterparty risk. The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses to the Fund. OTC options also involve greater liquidity risk. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes limited.
In carrying out its option strategy, the Fund may write index call options on the Nasdaq 100 Index and other broad-based indices and may, if the Fund’s sub-adviser deems conditions appropriate, write call options on a variety of other equity market indices. As the seller of an index call option, the Fund receives a premium from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the index over the exercise price upon the exercise of the call option or the expiration date. If, at expiration, the purchaser exercises the index option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.
The Fund may also write call options on custom baskets of securities. A custom basket call option is an OTC option with a counterparty whose value is linked to the market value of a portfolio of underlying securities and is collateralized by a portion of the Fund’s equity portfolio. In designing the custom basket call options, the Fund’s sub-adviser will primarily select assets not held by the Fund. In order to minimize the difference between the returns of the underlying securities in the custom basket (commonly referred to as a tracking error), the Fund’s sub-adviser will use optimization calculations when selecting the individual securities for inclusion in the custom basket.
The Fund may also write single name call options, both covered and “naked” or uncovered, on individual stocks. A call option written by the Fund on an individual security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration. The Fund, in effect, sells the potential appreciation in the value of the security subject to the call option in exchange for the premium. The Fund may execute a closing purchase transaction with respect to an option it has sold and sell another option (with either a different exercise price or expiration date or both). The Fund’s objective in entering into such a closing transaction will be to optimize net index option premiums. The cost of a closing transaction may reduce the net option premiums realized from the sale of the option. This reduction could be offset, at least in part, by appreciation in the value of the underlying security held in the Fund’s equity portfolio, and by the opportunity to realize additional premium income from selling a new option.
The Fund may also use call spreads as part of its option strategy. A call spread involves the sale of a call option and the corresponding purchase of a call option on the same underlying instrument with the same expiration date but with different exercise prices. The call spreads utilized by the Fund generally will generate less net option premium than writing calls, but limit the overall risk of the strategy by capping the Fund’s liability from the written call while simultaneously allowing for additional upside above the strike price of the purchased call.
The Fund may also use put options as part of its option strategy. A put option gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying instrument (or the cash value of the index) at a stated price (the “exercise price”) at any time before the option expires. The purchase price for a put option is the “premium” paid by the purchaser for the right to sell. When the Fund sells a put option on an underlying instrument and the underlying instrument decreases in value, the purchaser of the put option has the right to exercise the option, obligating the Fund to purchase the underlying instrument at an exercise price that is higher than the prevailing market price. The Fund collects option premium income when it sells the put option. If the underlying instrument increases in value, the purchaser of the put option is unlikely to exercise the option since the prevailing market price will be higher than the exercise price. Accordingly, the Fund retains all put premium income collected during market advances.
The Fund may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality.
The Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association, Student Loan Marketing Association, U.S. Postal Service, Small Business

Shareholder Update
(Unaudited) (continued)

Administration
, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only if its sub-adviser determines that the credit risk with respect to such obligations is minimal.
The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies.
The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily.
The Fund may invest in securities of non-U.S. issuers that are U.S. dollar-denominated, which may include securities of issuers located, or conducting their business, in emerging market countries. The Fund will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security predominately trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. Furthermore, a country is considered to be an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies and the potential for rapid economic growth. The Fund considers a country an emerging market country based on the determination of an international organization, such as the IMF, or an unaffiliated, recognized financial data provider.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts and options thereon, swaps (with varying terms, including interest rate swaps and credit default swaps), options on interest rates, options on indices, options on swaps, options on currencies and other fixed-income derivative instruments that may have the economic effect of leverage.
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.
The Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under the Fund’s securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.
Use of Leverage
As a non-fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as the issuance of preferred shares of beneficial interest or debt instruments. However, the Fund may borrow for temporary or emergency purposes and may enter into certain derivatives transactions that have the economic effect of leverage.
Temporary Defensive Periods
During temporary defensive periods the Fund may deviate from its investment objective and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest any portion of its Managed Assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Fund may not achieve its investment objective during such periods.

NUVEEN CORE EQUITY ALPHA FUND (JCE)
Investment Objective
The Fund’s investment objective is to provide an attractive level of total return. The Fund seeks to achieve its investment objective primarily through long term capital appreciation and secondarily through income and gains.
Investment Policies
Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in the Equity Portfolio (as defined below).
The Fund invests in a portfolio of actively managed large capitalization U.S. common stocks, using the sub-adviser’s proprietary quantitative process designed to provide the potential for long-term outperformance (the “Equity Portfolio”). Additionally, the Fund seeks to reduce the volatility of its returns relative to the returns of the Equity Portfolio over extended periods by writing (selling) index call options and/or call options on custom baskets of securities (the “Options Strategy”).
“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal market conditions:

•	The notional value of the call options written by the Fund under its Options Strategy may be up to 50% of the value of the Fund’s Managed Assets.

•
The Fund intends to limit the overlap between the stocks held in the Equity Portfolio and the stocks underlying the Fund’s call options to less than 70% (generally based on the value of such components).

•
The Fund may invest up to 10% of is Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly.

The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in the Equity Portfolio, such policy may not be changed without 60 days’ prior written notice to shareholders.
Portfolio Contents
The Fund generally invests in a portfolio of common stocks. Common stock generally represents an equity ownership interest in an issuer, without preference over and with a lower priority than any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks usually carry voting rights and earn dividends. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity, as such the company may or may not pay dividends. Dividends on common stocks are declared at the discretion of the company’s board. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.
The Fund implements its Option Strategy by writing (selling) index call options and call options on custom baskets of securities.
An option contract is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the reference instrument (or the cash) upon payment of the exercise price or to pay the exercise price upon delivery of the reference instrument (or the cash). Upon exercise of an index option, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be “covered,” meaning that the party required to deliver the reference instrument if the option is exercised owns that instrument (or has set aside sufficient assets to meet its obligation to deliver the instrument). Options may be listed on an exchange or traded in the OTC market. In general, exchange-traded options have standardized exercise prices and expiration dates and may require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally are subject to counterparty risk. The ability of the Fund to transact business with any one or any

Shareholder Update
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number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses to the Fund. OTC options also involve greater liquidity risk. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes limited. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for certain written OTC options, are illiquid.
The Fund writes index call options on broad-based indices and may, if the sub-adviser deems conditions appropriate, write call options on a variety of other equity market indices. As the seller of an index call option, the Fund receives a premium from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the index over the exercise price upon the exercise of the call option or the expiration date. If, at expiration, the purchaser exercises the index option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.
The Fund may also write call options on custom baskets of securities. A custom basket call option is an OTC option with a counterparty whose value is linked to the market value of a portfolio of underlying securities and is collateralized by a portion of the Fund’s Equity Portfolio. In order to minimize the difference between the returns of the underlying securities in the custom basket (commonly referred to as a tracking error), the sub-adviser will use optimization calculations when selecting the individual securities for inclusion in the custom basket.
In addition to the use of call options as described above, the Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments or as a substitute for a position in the underlying asset. Such instruments include options, futures contracts, index futures and total return swaps. In addition, the Fund may invest in other types of derivative instruments that are currently non-principal investments, including forward contracts, interest rate swaps, caps, collars and floors, credit default swaps, and swap options.
The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under the Fund’s securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.
Use of Leverage
As a non-fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as the issuance of preferred shares of beneficial interest or debt instruments. The Fund may, however, borrow up to 7.5% of its Managed Assets for cash management purposes. In addition, the Fund may borrow for temporary or emergency purposes and may enter into certain derivatives transactions that have the economic effect of leverage by creating additional investment exposure.
Temporary Defensive Periods
During temporary defensive periods the Fund may deviate from its investment objective and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its Managed Assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Fund may not achieve its investment objective during such periods.

PRINCIPAL RISKS OF THE FUNDS
The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.

Risk	BXMX	DIAX	SPXX	QQQX	JCE

Portfolio Level Risks
Call Option Risk	X	X	X	X	X
Call Spreads Risk	X	X	X	X	-
Common Stock Risk	X	X	X	X	X
Concentration Risk	X	X	X	X	-
Counterparty Risk	X	X	X	X	X
Deflation Risk	X	X	X	X	X
Derivatives Risk	X	X	X	X	X
Dividend Income Risk	X	X	X	X	X
Frequent Trading Risk	-	-	-	-	X
Financial Services Sector Risk	-	X	X	-	X
Hedging Risk	X	X	X	X	X
Illiquid Investments Risk	X	X	X	X	-
Inflation Risk	X	X	X	X	X
Information Technology Sector Risk	X	-	X	-	-
Large -Cap Company Risk	X	X	X	X	X
Non-U.S. Securities Risk	X	X	X	X	-
Option Strategy Risk	X	X	X	X	X
Other Investment Companies Risk	X	X	X	X	X
Put Option Risk	X	X	X	X	-
Quantitative Analysis Risk	-	-	-	-	X
Swap Transactions Risk	X	X	X	X	X
Technology Company Investment Risk	-	-	-	X	-
Valuation Risk	X	X	X	X	X

Risk	BXMX	DIAX	SPXX	QQQX	JCE

Fund Level and Other Risks
Anti-Takeover Provisions	X	X	X	X	X
Borrowing Risk	X	X	X	X	X
Cybersecurity Risk	X	X	X	X	X
Global Economic Risk	X	X	X	X	X
Investment and Market Risk	X	X	X	X	X
Legislation and Regulatory Risk	X	X	X	X	X
Market Discount from Net Asset Value	X	X	X	X	X
Non-Diversified Status Risk	-	X	-	X	-
Not an Index Fund	X	X	X	X	-
Recent Market Conditions	X	X	X	X	X
Fund Tax Risk	X	X	X	X	X

Shareholder Update
(Unaudited) (continued)

Portfolio Level Risks:
Call Option Risk.
As the writer of a call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the instrument underlying the call option above the sum of the premium and the strike price of the option, but will retain the risk of loss should the market value of the instrument underlying the call option decline. The purchaser of the call option has the right to any appreciation in the value of the underlying instrument over the exercise price upon the exercise of the call option or the expiration date. As the Fund increases the option overlay percentage, its ability to benefit from capital appreciation becomes more limited and the risk of NAV erosion increases. If the Fund experiences NAV erosion, which itself may have a negative effect on the market price of the Fund’s shares, the Fund will have a reduced asset base over which to write call options, which may eventually lead to reduced distributions to shareholders.
In addition, because the exercise of index options is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund bears a risk that the value of the securities held by the Fund will vary from the value of the underlying index and relative to the written index call option positions. Accordingly, the Fund may incur losses on the index call options that it has sold that exceed gains on the Fund’s equity portfolio. The value of index options written by the Fund, which will be priced daily, will be affected by changes in the value of and dividend rates of the underlying common stocks in the index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller.
Call Spreads Risk.
The Fund may enter into call spreads. A call spread involves the sale of a call option and the corresponding purchase of a call option on the same underlying instrument with the same expiration date but with different strike prices. The Fund may not be able to enter into (or close out of) these transactions, at times or in the quantities desired by the sub-adviser. The Fund also may not be able to enter into (or close out of) these transactions because of, among other things, the lack of market participants that are willing to take contrary positions to that of the Fund.
Common Stock Risk.
Common stocks have experienced significantly more volatility in returns and may significantly underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks is sensitive to general movements in the stock market, and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or the current and expected future conditions of the broader economy, or when political or economic events affecting the issuer in particular or the stock market in general occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
Concentration Risk.
The Fund’s investments are concentrated in issuers of one or a few specific economic sectors, so the Fund may be subject to more risks than if it were broadly diversified across the economy.
Counterparty Risk.
The Fund will be subject to credit risk with respect to the counterparties to the derivative transactions entered into by the Fund. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives transactions may affect the value of those instruments. Because certain derivative transactions in which the Fund may engage may be traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. If a counterparty becomes bankrupt or otherwise becomes unable to perform its obligations due to financial difficulties the Fund may sustain losses (including the full amount of its investment), may be unable to liquidate a derivatives position or may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceedings. By entering into derivatives transactions, the Fund assumes the risk that its counterparties could experience such financial hardships. Although the Fund intends to enter into transactions only with counterparties that the sub-adviser believes to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction. In the event of a counterparty’s bankruptcy or insolvency, any collateral posted by the Fund in connection with a derivatives transaction may be subject to the conflicting claims of that counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.
Deflation Risk.
Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Derivatives Risk.
The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty. The use of certain derivatives involves leverage, which can cause the Fund’s portfolio to be more volatile than if the portfolio had not been leveraged. Leverage can significantly magnify the effect of price movements of the reference asset, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains when the reference asset changes in unexpected ways. In some instances, such leverage could result in losses that exceed the original amount invested.
It is possible that regulatory or other developments in the derivatives market, including changes in government regulation could adversely impact the Fund’s ability to invest in certain derivatives successfully use derivative instruments.

Dividend Income Risk.
A portion of the net investment income paid by the Fund to its shareholders is derived from dividends it receives from the common stocks held in the Fund’s equity portfolio. Dividends paid on securities held by the Fund can vary significantly over the short-term and long-term. Dividends on common stocks are not fixed, but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time.
Frequent Trading Risk.
In pursuing its investment objective, the Fund may engage in trading that results in a high portfolio turnover rate, which may vary greatly from year to year, as well as within a given year. A higher portfolio turnover rate may result in correspondingly greater transactional expenses that are borne by the Fund. Such expenses may include bid-ask spreads, dealer mark-ups, and other transactional costs on the sale of securities and reinvestment in other securities, and may result in the realization of taxable capital gains (including short-term gains, which are generally taxed for federal income tax purposes to shareholders as ordinary income when distributed). These costs, which are not reflected in annual fund operating expenses or in the example thereunder, may affect the Fund’s performance.
Hedging Risk.
The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.
Illiquid Investments Risk.
Illiquid investments are investments that are not readily marketable. These investments may include restricted investments, including Rule 144A securities, which cannot be resold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered may be sold only in a privately negotiated transaction or pursuant to an available exemption from registration. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell the investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.
Inflation Risk.
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. Currently, inflation rates are elevated relative to normal market conditions and could increase.
Information Technology Sector Risk.
The Fund currently invests a significant portion of its assets in the information technology sector, although this may change over time. The information technology sector can be significantly affected by changes in, among other things, the supply and demand for specific products and services, the pace of technological development and product obsolescence, market competition, government regulation, and patent and intellectual property rights.
Large-Cap Company Risk.
While large-cap companies may be less volatile than those of mid-and small-cap companies, they still involve risk. To the extent the Fund invests in large-capitalization securities, the Fund may underperform funds that invest primarily in securities of smaller capitalization companies during periods when the securities of such companies are in favor. Large-capitalization companies may be unable to respond as quickly as smaller capitalization companies to competitive challenges or to changes in business, product, financial or other market conditions.
Non-U.S. Securities Risk.
Investments in securities of non-U.S. issuers involve special risks, including: less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; the impact of economic, political, social or diplomatic events; possible seizure of a company’s assets; restrictions imposed by foreign countries limiting the ability of foreign issuers to make payments of principal and/or interest due to blockages of foreign currency exchanges or otherwise; and withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in issuers located in one region.
Option Strategy Risk.
The value of call options sold (written) by the Fund will fluctuate. The Fund may not participate in any appreciation of its portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of its portfolio. In employing the Fund’s option strategy, the sub-adviser seeks to reduce downside risk and volatility of the Fund’s equity portfolio. This strategy may not protect against market declines and may limit the Fund’s participation in market gains, particularly during periods when market values are increasing. This strategy may increase the Fund’s portfolio transaction costs, which could result in losses or reduce gains, and may not be successful.
Other Investment Companies Risk.
The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.

Shareholder Update
(Unaudited) (continued)

With
respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.
Put Option Risk.
By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised put options.
Quantitative Analysis Risk.
The risk that stocks selected using quantitative modeling and analysis could perform differently from the market as a whole and the risk that such quantitative analysis and modeling may not adequately take into account certain factors, may contain design flaws or inaccurate assumptions and may rely on inaccurate data inputs, which may result in losses to the Fund.
Swap Transactions Risk.
The Fund may enter into derivative instruments such as swap contracts, credit default swaps, interest rate swaps and forward contracts. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the investment adviser and/or the sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/ or the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.
Technology Company Investment Risk.
A substantial portion of the securities represented in the applicable index are in the technology sector. As a result, the Fund may invest a substantial portion of its assets in technology companies. The market prices of technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services.
Valuation Risk.
The securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.
Fund Level and Other Risks:
Anti-Takeover Provisions.
The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.
Borrowing Risk.
The Fund may borrow for temporary or emergency purposes. Borrowing may exaggerate changes in the NAV of the Fund’s shares and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market circumstances, such borrowings might be outstanding for longer periods of time.
Cybersecurity Risk.
The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.
Global Economic Risk.
National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and assets prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, instability in various countries, such as Afghanistan and Syria, war, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies , terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—to international events, further downgrade of U.S. government securities, changes in the U.S. president or political shifts in Congress and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include Hamas’ attack on Israel in October 2023 and the ensuing conflict, the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. In addition, Russia’s invasion of Ukraine in February 2022 has resulted in sanctions imposed by several nations, such as the United States, United Kingdom, European Union and Canada. The current sanctions and potential further sanctions may negatively impact certain sectors of Russia’s economy, but also may negatively impact the value of the Fund’s investments that do not have direct exposure to Russia. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the global economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Fund’s sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.
The Fund does not know and cannot predict how long the securities markets may be affected by these events and the future impact of these and similar events on the global economy and securities markets is uncertain. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out the duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.
Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.
Investment and Market Risk.
An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Legislation and Regulatory Risk.
At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.
Market Discount from Net Asset Value.
Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.
Non-Diversified
Status Risk.
Because the Fund is classified as “non-diversified” under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. As a result, the Fund will be more susceptible than a diversified fund to fluctuations in the prices of securities of a single issuer.
Not an Index Fund.
The Fund is not, nor is it intended to be, an index fund. As a result, the performance of the Fund will differ from the performance of the index as a whole for various reasons, including the fact that the Fund will write call options on a portion of its equity portfolio and the weightings of the securities included in the Fund’s equity portfolio may be different than the weightings of the common stocks in the index. The Fund, by writing call options on its equity portfolio, will give up the opportunity to benefit from potential increases in the value of the Fund’s equity portfolio above the exercise prices of the options, but will continue to bear the risk of declines in the value of the Fund’s equity portfolio.
Recent Market Conditions.
Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/ or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.
Ukraine has experienced ongoing military conflict, most recently in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets. Additionally, in October 2023 armed conflict broke out between Israel and the militant group Hamas after Hamas infiltrated Israel’s southern border

Shareholder Update
(Unaudited) (continued)

from

the Gaza Strip. Israel has since declared war against Hamas and it’s possible that this conflict could escalate into a greater regional conflict. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.
The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.
The U.S. Federal Reserve (the “Fed”) has in the past raised interest rates and has signaled an intention to continue to do so or maintain higher interest rates until current inflation levels re-align with the Fed’s long-term inflation target. Changing interest rate environments impact the various sectors of the economy in different ways. For example, in March 2023, the Federal Deposit Insurance Corporation (“FDIC”) was appointed receiver for each of Silicon Valley Bank and Signature Bank, the second- and third-largest bank failures in U.S. history, which failures may be attributable, in part, to rising interest rates. Bank failures may have a destabilizing impact on the broader banking industry or markets generally.
The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.
Fund Tax Risk.
The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.

DIVIDEND REINVESTMENT PLAN
Nuveen Closed-End Funds Automatic Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment adviser if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

Shareholder Update
(Unaudited) (continued)

CHANGES OCCURRING DURING THE FISCAL YEAR
The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.
During the most recent fiscal year, there have been no changes required to be reported in connection with: (i) the Funds’ investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Funds; (iv) a Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders, except as follows:
Amended and Restated Bylaws
On October 5, 2020, the Nuveen S&P 500 Buy-Write Income Fund, Nuveen Dow 30
SM
Dynamic Overwrite Fund, Nuveen S&P 500 Dynamic Overwrite Fund, Nuveen Nasdaq 100 Dynamic Overwrite Fund, and Nuveen Core Equity Alpha Fund (each a “Fund” and collectively the “Funds”) and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board amended the Funds’ bylaws to provide that the Funds’ Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Fund’s Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit. On November 30, 2023, the U.S. Court of Appeals for the Second Circuit upheld the opinion of the District Court.
Portfolio Managers
Nuveen S&P 500 Buy-Write Income Fund (“BXMX”)
Effective June 30, 2023, Mitchell Trotta has been added as a portfolio manager of BXMX. The day-to-day operation of BXMX and the execution of its specific investment strategies is the primary responsibility of each of BXMX’s portfolio managers. The biography of Mitchell Trotta is presented below:

•
Mitchell Trotta joined Gateway Investment Advisers, LLC in 2016 and is a Portfolio Manager. Mr. Trotta is actively involved in the management of several mutual funds advised or sub-advised by the firm, in addition to the firm’s separate account strategies. In his role, Mr. Trotta is responsible for trading, providing analytical work supporting investment management decisions, and implementing the firm’s equity multi-factor model. Prior to joining Gateway, Mr. Trotta served as an associate for PNC Bank in the Asset Management Group. Mr. Trotta earned his BBA in Finance from the University of Cincinnati and is a CFA® charterholder.

ADDITIONAL DISCLOSURES FOR CERTAIN FUNDS AS OF THE FISCAL YEAR ENDED DECEMBER 31, 2023
NUVEEN S&P 500 DYNAMIC OVERWRITE FUND (SPXX)
NUVEEN NASDAQ 100 DYNAMIC OVERWRITE FUND (QQQX)
NUVEEN CORE EQUITY ALPHA FUND (JCE)
SUMMARY OF FUND EXPENSES
The purpose of the tables and the examples below are to help you understand all fees and expenses that you, as a common shareholder, would bear directly or indirectly. The tables show the expenses of each Fund as a percentage of the average net assets applicable to Common Shares and not as a percentage of total assets or managed assets.

Shareholder Transaction Expenses	SPXX	QQQX	JCE

Maximum Sales Charge (as a percentage of offering price)	4.00% (1)	4.00% (1)	1.00% (2)

Dividend Reinvestment Plan Fees (3)	$2.50	$2.50	$2.50

(1)
A maximum sales charge of 4.00% applies only to offerings pursuant to a syndicated underwriting. The maximum sales charge for offerings made at-the-market is 1.00%. There is no sales charge for offerings pursuant to a private transaction.

(2)
The maximum sales charge for offerings made at-the-market is 1.00%. If the Common Shares are sold to or through underwriters in an offering that is not made at-the-market, the applicable Prospectus Supplement will set forth any other applicable sales load and the estimated offering expenses. Fund shareholders will pay all offering expenses involved with an offering.

(3)
You will be charged a $2.50 service charge and pay brokerage charges if you direct Computershare Inc. and Computershare Trust Company, N.A., as agent for the common shareholders, to sell your Common Shares held in a dividend reinvestment account.

	As a Percentage of Net Assets Attributable to Common Shares (1)
Annual Expenses	SPXX	QQQX	JCE

Management Fees	0.82%	0.83%	0.91%

Acquired Fund Fees and Expenses	0.01%	0.00% (2)	0.00% (2)

Other Expenses (3)	0.12%	0.09%	0.11%

Total Annual Expenses	0.95%	0.92%	1.02%

(1)	Stated as percentages of average net assets attributable to Common Shares for the fiscal year ended December 31, 2023.
(2)	Expenses attributable to the Fund’s investments, if any, in other investment companies are currently estimated not to exceed 0.01%.
(3)	Other Expenses are based on estimated amounts for the current fiscal year.

Shareholder Update
(Unaudited) (continued)

Examples
The following examples illustrate the expenses, including the applicable transaction fees (referred to as the “Maximum Sales Charge” in the Shareholder Transaction Expenses table above), if any, that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. Each example assumes that all dividends and other distributions are reinvested in the Fund and that the Fund’s Annual Expenses, as provided above, remain the same. The examples also assume a 5% annual return. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the examples.
Example # 1 (At-the-Market Transaction)
The following example assumes a transaction fee of 1.00%, as a percentage of the offering price.

	1 Year	3 Years	5 Years	10 Years

SPXX	$20	$40	$62	$125

QQQX	$19	$39	$60	$122

JCE	$20	$42	$66	$134

Example # 2 (Underwriting Syndicate Transaction)
The following example assumes a transaction fee of 4.00%, as a percentage of the offering price.

	1 Year	3 Years	5 Years	10 Years

SPXX	$49	$69	$90	$152

QQQX	$49	$68	$89	$149

Example # 3 (Privately Negotiated Transaction)
The following example assumes there is no transaction fee.

	1 Year	3 Years	5 Years	10 Years

SPXX	$10	$30	$53	$117

QQQX	$9	$29	$51	$113

The examples should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown above.

TRADING AND NET ASSET VALUE INFORMATION
The following table shows for the periods indicated: (i) the high and low market prices for the Common Shares of Nuveen S&P 500 Dynamic Overwrite Fund (SPXX) and Nuveen Core Equity Alpha Fund (JCE) reported as of the end of the day on the New York Stock Exchange (NYSE) and Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX) reported as of the end of the day on the Nasdaq Stock Market LLC (Nasdaq), (ii) the high and low net asset value (NAV) of the Common Shares, and (iii) the high and low of the premium/(discount) to NAV (expressed as a percentage) of shares of the Common Shares.
SPXX

	Market Price		NAV		Premium/(Discount) to NAV

Fiscal Quarter End	High	Low	High	Low	High	Low

December 2023	$15.09	$13.60	$16.39	$14.93	(4.00)%	(9.53)%

September 2023	$15.90	$14.56	$16.64	$15.39	(3.08)%	(8.88)%

June 2023	$15.83	$14.83	$16.38	$15.42	0.70%	(5.39)%

March 2023	$16.36	$14.81	$15.79	$14.71	8.92%	(1.84)%

December 2022	$17.87	$15.01	$15.63	$14.04	16.12%	6.91%

September 2022	$16.78	$15.01	$16.68	$14.04	7.85%	(0.97)%

June 2022	$18.18	$14.87	$18.18	$14.91	3.06%	(5.42)%

March 2022	$18.82	$16.48	$18.82	$16.80	0.95%	(4.30)%
QQQX

	Market Price		NAV		Premium/(Discount) to NAV

Fiscal Quarter End	High	Low	High	Low	High	Low

December 2023	$23.53	$20.33	$24.75	$22.13	(2.13)%	(9.22)%

September 2023	$25.19	$21.72	$24.91	$22.72	3.21%	(6.39)%

June 2023	$25.87	$22.95	$24.54	$22.10	6.32%	1.90%

March 2023	$23.98	$20.43	$22.60	$19.29	10.16%	4.18%

December 2022	$23.42	$20.00	$21.49	$19.18	11.19%	2.50%

September 2022	$25.08	$20.51	$24.52	$19.93	3.59%	0.00%

June 2022	$28.77	$21.14	$27.84	$21.28	4.18%	(1.09)%

March 2022	$30.83	$24.79	$29.97	$24.51	3.83%	(4.97)%
JCE

	Market Price		NAV		Premium/(Discount) to NAV

Fiscal Quarter End	High	Low	High	Low	High	Low

December 2023	$14.02	$11.65	$13.49	$12.01	4.41%	(3.00)%

September 2023	$13.16	$12.12	$13.55	$12.40	(0.08)%	(4.44)%

June 2023	$12.90	$11.82	$13.31	$12.43	(1.51)%	(6.39)%

March 2023	$13.54	$11.82	$12.96	$11.90	12.46%	(3.24)%

December 2022	$16.17	$12.12	$13.07	$11.58	30.09%	(1.70)%

September 2022	$16.13	$11.93	$15.10	$12.33	8.16%	(4.56)%

June 2022	$17.45	$12.62	$16.46	$13.07	6.86%	(5.72)%

March 2022	$18.58	$14.69	$17.44	$15.09	7.61%	(5.69)%

Shareholder Update
(Unaudited) (continued)

The following table shows, as of December 31, 2023 each Fund’s: (i) NAV per Common Share, (ii) market price, (iii) percentage of premium/(discount) to NAV per Common Share and, (iv) net assets attributable to Common Shares.

December 31, 2023	SPXX	QQQX	JCE

NAV per Common Share	$ 16.29	$ 24.68	$ 13.28

Market Price	$ 15.04	$ 23.15	$ 13.55

Percentage of Premium/(Discount) to NAV per Common Share	(7.67)%	(6.20)%	2.03%

Net Assets Attributable to Common Shares	$ 292,557,743	$ 1,204,825,050	$ 213,669,234

Shares of closed-end investment companies, including those of the Funds, may frequently trade at prices lower than NAV, the Funds’ Board of Trustees (Board) has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at NAV, or the conversion of the Fund to an open-end investment company. The Funds cannot assure you that their Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.
UNRESOLVED STAFF COMMENTS
Each Fund believes that there are no material unresolved written comments, received 180 days or more before December 31, 2023, from the Staff of the Securities and Exchange Commission (SEC) regarding any of its periodic or current reports under the Securities Exchange Act or Investment Company Act of 1940, or its registration statement, if applicable.

Important Tax Information
(Unaudited)

As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.
Long-Term Capital Gains
As of year end, each Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:

Fund	Net Long-Term Capital Gains

BXMX	$41,451,927
DIAX	3,462,843
SPXX	11,285,738
QQQX	54,256,301
JCE	279,670

Dividends Received Deduction (DRD)
Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders:

Fund	Percentage

BXMX	70.5%
DIAX	100.0
SPXX	100.0
QQQX	100.0
JCE	100.0

Qualified Dividend Income (QDI)
Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified dividend income for individuals pursuant to Section 1(h)(11) of the Internal Revenue Code:

Fund	Percentage

BXMX	73.7%
DIAX	100.0
SPXX	100.0
QQQX	100.0
JCE	100.0

Qualified Interest Income (QII)
Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified interest income and/or short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code:

Fund	1/1 to Current Year End Percentage

BXMX	4.9%
DIAX	0.2
SPXX	0.2
QQQX	–
JCE	0.4

Important Tax Information
(Unaudited) (continued)

Qualified Business Income (QBI)
Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified business income for individuals pursuant to Section 199A of the Internal Revenue Code:

Fund	Percentage

BXMX	1.4%

DIAX	–%

SPXX	–%

QQQX	–%
JCE	–%

163(j)
Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary dividends treated as Section 163(j) interest dividends pursuant to Section 163(j) of the Internal Revenue Code:

Fund	Percentage

BXMX	1.9%

DIAX	0.2

SPXX	0.2

QQQX	–
JCE	0.4

Additional Fund Information
(Unaudited)

Board of Trustees

Michael A.
Joseph A. Boateng*	Jack B. Evans**	Forrester*	William C. Hunter**	Thomas J. Kenny***	Amy B.R. Lancellotta	Joanne T. Medero
Albin F. Moschner	John K. Nelson	Loren M. Starr***	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young
* Serves as a consultant effective January 1, 2024.
** Retired from the Funds’ Board of Trustees effective December 31, 2023.
*** Effective January 1, 2024.

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	State Street Bank & Trust Company One Congress Street	Chapman and Cutler LLP Chicago, IL 60603	Public Accounting Firm PricewaterhouseCoopers LLP	Shareholder Services Computershare Trust Company, N.A.
	Suite 1 Boston, MA 02114-2016		One North Wacker Drive Chicago, IL 60606	150 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	BXMX	DIAX	SPXX	QQQX	JCE
Common shares repurchased	0	0	0	0	0
FINRA BrokerCheck:
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)

19(a) Notice:
Section 19(a) of the Investment Company Act of 1940 requires that the payment of any distribution which is made from a source other than the fund’s net income be accompanied by a written notice that discloses the estimated sources of such payment.
Average Annual Total Return:
This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Gross Domestic Product (GDP):
The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Net Asset Value (NAV) Per Share:
A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

Board Members & Officers
(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Independent Trustees:

Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Co-Chair and Board Member	2008 Class II	Formerly, a Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); formerly, Director, Quality Control Corporation (manufacturing) (2012-2021); Chair of the Board of the Kehrein Center for the Arts (philanthropy) (since 2021); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012), formerly, Chair of its Investment Committee (2017-2022); formerly, Member, Chicago Fellowship Board (philanthropy) (2005-2016); formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	211

Joseph A. Boateng 1963 730 Third Avenue New York, NY 10017	Board Member	2024 Class II	Chief Investment Officer, Casey Family Programs (since 2007). Director of U.S. Pension Plans, Johnson & Johnson (2002-2006); Board Member, Lumina Foundation; and Waterside School; Emeritus Board Member, Year-Up Puget Sound; Investment Advisory Committee Member, Seattle City Employees’ Retirement System; Investment Committee Member, The Seattle Foundation.	190

Michael A. Forrester 1967 730 Third Avenue New York, NY 10017	Board Member	2024 Class I	Chief Executive Officer (2014–2021) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC; Trustee, Dexter Southfield School; Member, Governing Council of the Independent Directors Council.	190

Thomas J. Kenny 1963 730 Third Avenue New York, NY 10017	Co-Chair and Board Member	2024 Class I	Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004) and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management; Director and Chair of the Finance and Investment Committee, Aflac Incorporated; Director, ParentSquare.	211

Amy B. R. Lancellotta 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class II	Formerly, Managing Director, Independent Directors Council (IDC) (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); President (since 2023) and Member (since 2020) of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA).	211

Board Members & Officers
(Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Joanne T. Medero 1954 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class III	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018- 2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).	211

Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	211

John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Member of Board of Directors of Core12 LLC. (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served The President’s Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	211

Loren M. Starr 1961 730 Third Avenue New York, NY 10017	Board Member	2024 Class III	Independent Consultant/Advisor (since 2021). Vice Chair, Senior Managing Director (2020–2021), Chief Financial Officer, Senior Managing Director (2005–2020), Invesco Ltd.; Director, AMG.	210

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Board Member	2020 Class III	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (FedEx) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide
®
			(a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).	211

Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services) (2005- 2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) formerly, Chair (2015- 2022) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	211

Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2017 Class I	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	211

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years

Officers of the Funds:

David J. Lamb 1963 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2015	Managing Director of Nuveen Fund Advisors, LLC; Senior Managing Director of Nuveen Securities, LLC; Senior Managing Director of Nuveen; has previously held various positions with Nuveen.

Brett E. Black 1972 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	2022	Managing Director, Chief Compliance Officer of Nuveen; formerly, Vice President (2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance Officer (2017-2022) of BMO Funds, Inc.

Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Managing Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel of Nuveen; Managing Director Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; has previously held various positions with Nuveen; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC.

Board Members & Officers
(Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years

Jeremy D. Franklin 1983 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2024	Vice President and Assistant Secretary, Nuveen Fund Advisors, LLC; Vice President Associate General Counsel and Assistant Secretary, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel, Teachers Insurance and Annuity Association of America; Vice President and Assistant Secretary, TIAA-CREF Funds and TIAA-CREF Life Funds; Vice President, Associate General Counsel, and Assistant Secretary, TIAA Separate Account VA-1 and College Retirement Equities Fund.

Diana R. Gonzalez 1978 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel of Nuveen.

Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Managing Director of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst.

Brian H. Lawrence 1982 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2023	Vice President and Associate General Counsel of Nuveen; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; formerly Corporate Counsel of Franklin Templeton (2018-2022).

Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director of Nuveen Securities, LLC.

Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Senior Managing Director and Head of Investment Oversight of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst and Certified Financial Risk Manager.

John M. McCann 1975 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022	Managing Director, General Counsel and Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary of TIAA SMA Strategies LLC; Managing Director, Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds, TIAA-CREF Life Funds, Teachers Insurance and Annuity Association of America, Teacher Advisors LLC, TIAA-CREF Investment Management, LLC, and Nuveen Alternative Advisors LLC; has previously held various positions with Nuveen/TIAA.

Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Executive Vice President, Secretary and General Counsel of Nuveen Investments, Inc.; Executive Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Executive Vice President and Secretary of Nuveen Asset Management, LLC; Executive Vice President, General Counsel and Secretary of Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Alternative Investments, LLC; Executive Vice President, Associate General Counsel and Assistant Secretary of TIAA-CREF Funds and TIAA-CREF Life Funds; has previously held various positions with Nuveen; Vice President and Secretary of Winslow Capital Management, LLC; formerly, Vice President (2007-2021) and Secretary (2016-2021) of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC.

Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2019	Managing Director, Mutual Fund Tax and Expense Administration of Nuveen, TIAA- CREF Funds, TIAA-CREF Life Funds, TIAA Separate Account VA-1 and the CREF Accounts; Managing Director of Nuveen Fund Advisors, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; has previously held various positions with TIAA.

James Nelson III 1976 730 Third Avenue New York, NY 10017	Vice President	2024	Senior Managing Director, Global Head of Product, Publics, Nuveen; formerly, Head of North American Product Management & Pricing, Invesco (2018-2023).

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years
Mary Beth Ramsay 1965 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2024	Chief Risk Officer, Nuveen and TIAA Financial Risk; Head of Nuveen Risk & Compliance; Executive Vice President, Teachers Insurance and Annuity Association of America; formerly, Senior Vice President, Head of Sales and Client Solutions (2019-2022) and U.S. Chief Pricing Actuary (2016-2019), SCOR Global Life Americas; Member of the Board of Directors of Society of Actuaries.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director of Nuveen.
E. Scott Wickerham 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019	Senior Managing Director, Head of Public Investment Finance of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has previously held various positions with TIAA.
Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC and Nuveen Asset Management, LLC; Vice President and Associate General Counsel of Nuveen.
Rachael Zufall 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022	Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of the CREF Accounts, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director, Associate General Counsel and Assistant Secretary of Teacher Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA.

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)
Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

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Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at:
www.nuveen.com/closed-end-funds

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	EAN-A-1223P	3342545-INV-Y-02/25

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Joseph A. Boateng(1), Albin F. Moschner, John K. Nelson, Loren M. Starr(2) and Robert L. Young, who are “independent” for purposes of Item 3 of Form N-CSR.

Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs since 2007. He was previously Director of U.S. Pension Plans for Johnson & Johnson from 2002-2006. Mr. Boateng is a board member of the Lumina Foundation and Waterside School, an emeritus board member of Year Up Puget Sound, member of the Investment Advisory Committee and former Chair for the Seattle City Employees’ Retirement System, and an Investment Committee Member for The Seattle Foundation. Mr. Boateng received a B.S. from the University of Ghana and an M.B.A. from the University of California, Los Angeles.

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was as a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995.

Mr. Nelson formerly served on the Board of Directors of Core12, LLC from 2008 to 2023, a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014).

Mr. Starr was Vice Chair, Senior Managing Director from 2020 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco Ltd. Mr. Starr is also a Director and member of the Audit Committee for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE).

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice.

(1)

Mr. Boateng was elected or appointed as a board member of each of the Nuveen Funds except Nuveen Core Equity Alpha Fund, Nuveen Core Plus Impact Fund, Nuveen Credit Strategies Income Fund, Nuveen Dow 30SM Dynamic Overwrite Fund, Nuveen Floating Rate Income Fund, Nuveen Global High Income Fund, Nuveen Minnesota Quality Municipal Income Fund, Nuveen Missouri Quality Municipal Income Fund, Nuveen Mortgage and Income Fund, Nuveen Multi-Asset Income Fund, Nuveen Multi-Market Income Fund, Nuveen Municipal Credit Opportunities Fund, Nuveen NASDAQ 100 Dynamic Overwrite Fund, Nuveen Preferred and Income Term Fund, Nuveen Preferred & Income Opportunities Fund, Nuveen Real Asset Income and Growth Fund, Nuveen Real Estate Income Fund, Nuveen S&P 500 Dynamic Overwrite Fund, Nuveen S&P 500 Buy-Write Income Fund, Nuveen Variable Rate Preferred & Income Fund, and Nuveen Virginia Quality Municipal Income Fund, for which he serves as a consultant.

(2)	Mr. Starr was elected or appointed as a board member of each of the Nuveen Funds except Nuveen Multi-Market Income Fund, for which he serves as a consultant.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
December 31, 2023	$37,255	$0	$996	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2022	$35,896	$5,000	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
December 31, 2023	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2022	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2023	$996	$0	$0	$996
December 31, 2022	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Joseph A. Boateng, Albin F. Moschner, John K. Nelson, Chair, Loren M. Starr, Margaret L. Wolff and Robert L. Young.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

ITEM 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

David Friar, Managing Director and Portfolio Manager for Nuveen’s multi-asset portfolio management team. He joined the team managing the Equity, Mid-Cap and Small Cap Index Strategies in 2000 and became part of the enhanced equity index team in 2007. Additionally, he is a member of the investment team responsible for several other quantitative products, including the Equity Option Overwrite Strategies. David joined the firm in 1999 as a member of the performance measurement group. Before his role in portfolio management, he provided quantitative analysis for equity portfolios and constructed quantitatively driven portfolios for institutional and taxable clients.

Jim Campagna, CFA, Head of Equity Index Strategies, oversees equity index strategies for Nuveen Equities. He is responsible for all equity index, social choice, and equity ETF strategies. Prior to joining the firm in 2005, he was a portfolio manager at Mellon Capital Management where he was responsible for several funds and was an index strategy leader for the MSCI EAFE mandates.

Lei Liao, CFA, is an equity index portfolio manager for Nuveen Quantitative Strategies. He has portfolio management responsibilities for all equity index, social choice equity, and equity ETF strategies. Prior to joining the firm in 2012, he was a senior equity portfolio manager at Northern Trust Corp.

Darren Tran, CFA, is a senior director for Nuveen Quantitative Strategies. He has portfolio management responsibilities for all equity index, social choice equity, and equity ETF strategies. Darren joined the firm in 2005 as a foreign currency trader and entered the investment industry in 2000. Prior to joining the firm, he held a position at Morgan Stanley in Corporate Treasury.

ITEM 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Other Accounts Managed. In addition to managing the registrant, the Portfolio Managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
David Friar	Registered Investment Company	3	$1.10 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	2	$3.01 million

Jim Campagna	Registered Investment Company	27	$164.40 billion
	Other Pooled Investment Vehicles	6	$2.83 billion
	Other Accounts	7	$1.84 billion

Lei Liao	Registered Investment Company	27	$164.40 billion
	Other Pooled Investment Vehicles	6	$2.83 billion
	Other Accounts	7	$1.84 billion

Darren Tran	Registered Investment Company	17	$159.21 billion
	Other Pooled Investment Vehicles	6	$2.83 billion
	Other Accounts	7	$1.84 billion

*	Assets are as of December 31, 2023.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Funds and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Funds or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Funds or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

ITEM 8(a)(3). FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary Portfolio Managers’ compensation is as follows:

Portfolio manager compensation consists primarily of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

ITEM 8(a)(4). OWNERSHIP OF QQQX SECURITIES AS OF DECEMBER 31, 2023

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
David Friar	X
Jim Campagna	X
Lei Liao	X
Darren Tran	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	The following provides dollar amounts of income and fees/compensation related to securities lending activities of the Fund during the fiscal year ended December 31, 2023:

Gross income from securities lending activities	$113,716
Fees and/or compensation paid for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	(6,977)
Fees not included in a revenue split
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	(273)
Administrative fees not included in a revenue split	—
Indemnification fees not included in a revenue split	—
Rebate (paid to borrower)	(26,556)
Other fees not included in a revenue split	—
Aggregate fees/compensation for securities lending activities	(33,806)
Net income from securities lending activities	$79,910

(b)

The Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The loans are continuous, can be recalled at any time, and have no set maturity. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending on the asset type of the loaned securities. The Fund’s custodian, State Street Bank and Trust Company, serves as the securities lending agent to the Fund. Pursuant to a Securities Lending Authorization Agreement and in accordance with procedures established by the Board of Trustees, State Street Bank and Trust Company effects loans of Fund securities to any firm on a list of approved borrowers, negotiates loan terms, monitors the value of the loaned securities and collateral, requests additional collateral as necessary, manages reinvestment of collateral in a pooled cash collateral reinvestment vehicle, arranges for the return of loaned securities to the Fund, and maintains records and prepares reports regarding loans that are made and the income derived therefrom.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

(c)(4) Consent of Independent Registered Public Accounting Firm. EX99.IND PUB ACCT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen NASDAQ 100 Dynamic Overwrite Fund

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer

Date: March 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: March 7, 2024

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: March 7, 2024